Exhibit 10.1

ASSET PURCHASE AGREEMENT

INTERNATIONAL SOVEREIGN ENERGY CORP.

(THE “VENDOR”)

AND

LEGEND OIL AND GAS LTD.

(“LEGEND”)

AND

LEGEND ENERGY CANADA LTD.

(THE “PURCHASER”)

SEPTEMBER 13, 2011

ARTICLE 1 INTERPRETATION		1
1.1	Defined Terms and Interpretation	1
1.2	Currency	9
1.3	Sections and Headings	9
1.4	Number, Gender and Persons	9
1.5	Entire Agreement	10
1.6	Time of Essence and Computations of Time	10
1.7	Construction	10
1.8	Including	10
1.9	Knowledge	10
1.10	Severability	10
1.11	Applicable Law	11
1.12	Successors and Assigns	11
1.13	Amendments and Waivers	11
1.14	Schedules	11
ARTICLE 2 PURCHASE AND SALE OF PURCHASED ASSETS		11
2.1	Purchased Assets	11
2.2	Excluded Assets	11
ARTICLE 3 PURCHASE PRICE AND WORKING CAPITAL ADJUSTMENT		12
3.1	Purchase Price	12
3.2	Restricted Shares	12
3.3	Working Capital Adjustment	12
ARTICLE 4 PURCHASE PRICE ADJUSTMENTS		14
4.1	Purchase Price Adjustment for Drop in Production Volume	14
4.2	Adjustment for Drop in Share Price	15
4.3	Anti Dilution	16
4.4	Listing	16
4.5	Insolvency or Discontinuance	16
4.6	Adjustment of Working Capital Adjustments	17
4.7	Trust Conditions for holding of the Escrow Amount	17
4.8	Allocation of Purchase Price	18
4.9	Transfer Taxes	18
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE VENDOR		18
5.1	Organization	18
5.2	Authorization	18
5.3	No Alteration of Business	18
5.4	No Violation	18
5.5	Consents	19
5.6	Conduct of Business and Permits	19
5.7	Title to Purchased Assets	19
5.8	Significant Contracts	19
5.9	Books and Records	19
5.10	Taxes	20
5.11	Litigation	20
5.12	Consents and Approvals	20
5.13	Residency	20
5.14	GST Registration	20
5.15	Purchased Assets	20
5.16	The Shares	20
5.17	Environmental	21
5.18	Oil and Gas	21
5.19	Full Disclosure	24

5.20	As Is Where Is	24
ARTICLE 6 REPRESENTATIONS AND WARRANTIES PERTAINING TO LEGEND		24
6.1	Organization	24
6.2	Authorization and Reservation of Shares	24
6.3	No Alteration of Business	24
6.4	No Violation	25
6.5	Conduct of Business and Permits	25
6.6	Books and Records	25
6.7	Litigation	25
6.8	Consents and Approvals	25
6.9	Corporate	25
6.10	Securities Law	28
6.11	Oil and Gas	30
6.12	Full Disclosure	30
ARTICLE 7 REPRESENTATIONS AND WARRANTIES PERTAINING TO THE PURCHASER		30
7.1	Organization	30
7.2	Authorization	30
7.3	Availability and Source Funds	30
7.4	Corporate	31
7.5	No Alteration of Business	31
7.6	No Violation	31
7.7	Conduct of Business and Permits	32
7.8	Residency	32
7.9	GST Registration	32
7.10	Full Disclosure	32
ARTICLE 8 SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES		32
8.1	Survival of Covenants, Representations and Warranties	32
ARTICLE 9 COVENANTS		33
9.1	Access to Purchased Assets	33
9.2	Conduct of Purchased Assets Prior to Closing	33
9.3	Conduct of Legend’s Assets Prior to Closing	33
9.4	Abandonment and Reclamation	34
9.5	SEC Filings and Registration Rights	34
9.6	TSX Approval	35
9.7	Seismic Data (other than Vendor Proprietary Seismic Data)	35
9.8	Delivery of Conveyancing Documents	35
9.9	Delivery of Vendor’s Closing Documentation	35
9.10	Delivery of Purchaser’s Closing Documentation	36
ARTICLE 10 CONDITIONS OF CLOSING		37
10.2	Conditions of Closing in Favour of the Vendor	38
ARTICLE 11 TITLE DEFECTS		39
11.1	Deficiency Statement	39
11.2	Election	40
11.3	Arbitration	40
ARTICLE 12 CLOSING DATE AND TRANSFER OF POSSESSION		41
12.1	Transfer of Possession	41
12.2	Place of Closing	41
12.3	Further Assurances	41
12.4	Delivery of Title and Operating Documents	41
12.5	Risk of Loss	41
ARTICLE 13 INDEMNIFICATION		41
13.3	Abandonment and Reclamation	42

13.4	Cumulative Rights	43
13.5	Consequential Damages	43
ARTICLE 14 DISPUTE RESOLUTION		43
14.1	Arbitration Proceedings	43
ARTICLE 15 MISCELLANEOUS		43
15.1	Notices	43
15.2	Non-Transferability	44
15.3	Commissions, etc	45
15.4	Consultation	45
15.5	Disclosure	45
15.6	Confidentiality	45
15.7	Assignment by Purchaser	46
15.8	Best Efforts	46
15.9	Counterparts	47

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT made as of the 13th day of September, 2011

AMONG:

INTERNATIONAL SOVEREIGN ENERGY CORP. a corporation existing under the laws of Alberta, (the “Vendor”),

– and –

LEGEND OIL AND GAS LTD., a corporation existing under the laws of Colorado, (“Legend”),

– and –

LEGEND ENERGY CANADA LTD., a corporation existing under the laws of Alberta, (“Purchaser”),

WHEREAS the Vendor wishes to sell and transfer to the Purchaser, and the Purchaser wishes to purchase from the Vendor, the Purchased Assets upon the terms and conditions set forth herein,

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the Parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Defined Terms and Interpretation

For the purposes of this Agreement, unless otherwise expressly provided, the following terms shall have the respective meanings specified or referred to below and grammatical variations of such terms shall have the same corresponding meanings:

(a)	“Accountant” has the meaning set out in Section 4.6;

(b)	“Affiliate” means, with respect to any Person, any other Person or group of Persons acting in concert, directly or indirectly, that controls, is controlled by, or is under common control with, such Person. The term “control” as used in the preceding sentence means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of more than fifty percent (50%) of the voting securities of such Person, by contract or otherwise.;

(c)	“Agreement” means this Asset Purchase Agreement and all amendments thereto made in writing by the Parties. “Hereto”, “herein” and similar expressions mean and refer to this Agreement as a whole and not to any particular Article, section, Section or Schedule;

(d)	“Applicable Law” means any statute, code, ordinance, decree, rule, regulation, municipal by-law, judgment, order, decision, ruling or award or any provisions or conditions of the foregoing enacted, made, granted or issued by a Governmental Authority having jurisdiction over the Parties or the Purchased Assets, including a rule or policy of the Toronto Stock Exchange or other applicable stock exchange, and principles of common and civil law and equity, binding on or affecting the Parties or the Purchased Assets;

(e)	“August Monthly Average” has the meaning set out in Section 4.1;

(f)	“BOE/d” means barrels of oil equivalent per day with one barrel of oil as a unit of energy based on the approximate energy released by burning one barrel (42 US gallons or 158.9873 litres) of crude oil and equating to 6 Mcf of natural gas;

(g)	“Business Day” means any day, other than a Saturday or a Sunday, on which the main branches of National Bank of Canada in Calgary, Alberta are open for business;

(h)	“Claim” means any claim, demand, action, suit, proceeding, arbitration, judgement, investigation, inquiry, assessment, reassessment, in each case, whether asserted, threatened, pending or existing;

(i)	“Closing Date” means the first Business Day that occurs six weeks after the entering into of this Agreement, or such other date as may be agreed to in writing by the Parties;

(j)	“Closing Shares” has the meaning given to such term in Section 9.5(c) hereto;

(k)	“Closing Time” the means 12:01 a.m. on the Closing Date;

(l)	“Common Shares” means the authorized common stock, par value $0.001 per share, of Legend;

(m)	“Contract” means any agreement, indenture, contract, lease, deed of trust, licence, option, instrument or other commitment, whether written or oral;

(n)	“Effective Date” means July 1, 2011 for the purposes of adjustments or such later date as may be agreed to by the Parties in writing;

(o)	“ETA” means Part IX of the Excise Tax Act (Canada), as amended from time to time;

(p)	“Encumbrance” means any ownership claim, title retention claim, prior claim, security interest (whether contractual, statutory, or otherwise), hypothec, mortgage, encumbrance, pledge, indenture, loan agreement, judgment, execution, agreement, benefit, exception, reservation, easement, right of occupation, any matter capable of registration against title, privilege, rights of pre-emption, trust or deemed trust (whether contractual, statutory, or otherwise), lien, execution, levy, charge, registered and unregistered estate, license, benefit, pledge, instrument, lease, assignment, right of distress, right of setoff (whether legal, equitable or contractual), option, adverse claim, Tax, or any other right, title, interest, limitation or claim of any kind whatsoever, or howsoever arising or other financial or monetary claim, whether or not it has attached or been perfected, registered or filed and whether secured, unsecured or otherwise including (i) any encumbrances or charges created by court order; and (ii) all charges, security interests or claims evidenced by registrations pursuant to the Alberta Personal Property Registry, or any other personal property registry system, or any contract to create any of the foregoing;

(q)	“Environmental Laws” has the meaning set out in Section 5.17(a);

(r)	“Environmental Permits” has the meaning set out in Section 5.17(b);

(s)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(t)	“Excluded Assets” has the meaning set out in Section 2.2;

(u)	“Form 10 information” has the meaning given to such term in Section 9.5(a) hereunder;

(v)	“General Conveyance” means the general conveyance in the form attached as Schedule 3;

(w)	“Governmental Authority” means any: (a) Canadian or US federal, provincial, state regional, municipal, local or other political subdivision, government, department, commission, bureau, agency, court, tribunal or instrumentality; (b) any subdivision, agent, commission, board or authority of any of the foregoing; or (c) any quasi governmental, self-regulatory or private body or authority (including any stock exchange) exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(x)	“GST” means all taxes payable under the ETA or under any provincial legislation similar to the ETA, and any reference to a specific provision of the ETA or any such provincial legislation shall refer to any successor provision thereto of like or similar effect;

(y)	“Initial VWAP” means the VWAP during the five (5) Trading Days immediately preceding the last day of the Restricted Period and the five (5) Trading Days including and immediately following the last day of the Restricted Period.

(z)	“Joint Venture Proprietary Seismic Data” means the proprietary seismic data owned by the Vendor and third parties and which relates to those seismic lines within the Lands or any lands pooled or unitized therewith;

(aa)	“Lands” means all of the lands described in the attached Schedule 1 in which the Vendor holds any royalty or working interest, including any lands with which the Lands may be pooled or unitized, and includes the Petroleum Substances within, upon or under those Lands together with the right to explore for and recover Petroleum Substances to the extent those rights are granted by Leases;

(bb)	“Leased Substances” means all Petroleum Substances, rights to or in respect of which are granted, reserved, or otherwise conferred by or under the Leases, or by or under the Title and Operating Documents (but only to the extent that the Leases and Title and Operating Documents pertain to the Lands);

(cc)	“Leases” means the leases, reservations, permits, licenses or other documents of title described in Schedule 1 attributable to the Lands (or lands with which the Lands are pooled or unitized) in which the Vendor holds any interest and any document of title issued in substitution for, amendment of or in addition to any of them;

(dd)	“Legend Disclosure Letter” means a letter duly executed by each of Legend and the Purchaser addressed to the Vendor dated the date of this Agreement, and acknowledged by the Vendor, providing disclosure of certain information;

(ee)	“Legend Financial Statements” means Legend’s audited financial statements for the year ended December 31, 2010 and the quarterly financial statements for the quarter ended March 31, 2011;

(ff)	“Legend SEC Documents” has the meaning set out in Section 6.10(a)

(gg)	“Legend’s Assets” means all of the lands outlined in the Legend Disclosure Letter in which Legend holds any royalty or working interest, including any lands with which such lands may be pooled or unitized, and includes the petroleum substances within, upon or under such lands, together with the right to explore for and recover petroleum substances to the extent those rights are granted by leases;

(hh)	“Lock-Up Agreement” means the letter agreement in the form attached as Schedule 5;

(ii)	“Losses and Liabilities” means in respect of a Party and in relation to any matter, any and all:

(i)	losses, damages, costs, expenses and charges (including penalties, assessments and fines) which such Person suffers, sustains, pays or incurs in connection with such matter, all reasonable costs of legal counsel (on a full indemnity basis) and other professional advisors, consultants and reasonable costs of investigating and defending Claims arising from the matter, regardless of whether such Claims are sustained, settled or resolved in respect of such matter; and

(ii)	liabilities and obligations, whether under common law, in equity, under Applicable Law or otherwise, whether tortious, contractual, vicarious, statutory or otherwise, whether absolute or contingent and whether based on fault, strict liability or otherwise, which a Party incurs as a result of such matter or in connection therewith;

excluding indirect, incidental, special, aggravated, consequential, exemplary, special or punitive damages or loss of profits;

(jj)	“Marwayne Assets” shall mean the Vendor’s right title and interest in the wellbores and mineral rights described in Schedule 4.

(kk)	“Material Adverse Effect” means any change or effect that, individually or in the aggregate, would reasonably be expected to (1) be materially adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities (including contingent liabilities) of the Party or (2) prevent or materially delay the consummation of the transactions contemplated by this Agreement. “Material Adverse Effect,” however, does not include any of the following:

(i)	any changes or effects, individually or in the aggregate, generally affecting the international or national petroleum exploration, production, sale or delivery industry as a whole;

(ii)	any changes or effects, individually or in the aggregate, generally affecting the international or national wholesale or retail markets for petroleum products; or

(iii)	any changes or effects, individually or in the aggregate, resulting from changes in the general national economic or financial conditions,

unless the changes or effects described in clauses (i) through (iii), individually or in the aggregate, disproportionately affect the Party.

(ll)	“Miscellaneous Interests” means, subject to any and all limitations and exclusions provided for in this definition, the entire right, title and interest of the Vendor in and to all property, assets, interests and rights pertaining to the Petroleum and Natural Gas Rights and the Tangibles, or either of them (other than the Petroleum and Natural Gas Rights, the Tangibles and the Excluded Assets) but only to the extent that such right, title and interests pertain to the Petroleum and Natural Gas Rights and the Tangibles, or either of them, including without limitation, any and all of the foregoing:

(i)	contracts and agreements relating to the Petroleum and Natural Gas Rights and Tangibles, or either of them;

(ii)	all subsisting leasehold rights to, and rights to enter upon, use or occupy the surface of any lands which are or may be used to gain access to or otherwise use the Petroleum and Natural Gas Rights and the Tangibles, or either of them, excluding any such rights that pertain only to a well or wells, other than the Wells (the “Surface Rights”);

(iii)	Permits which relate to the Purchased Assets;

(iv)	all records, books, documents, files, reports, and data, which relate to the Petroleum and Natural Gas Rights, including all non-interpretative engineering, geological and production information (be it files, reports, data, correspondence or documents);

(v)	the Wells, including the wellbores and any and all casing; and

(vi)the	Vendor Proprietary Seismic Data

(mm)	“Parties” means the Vendor and the Purchaser;

(nn)	“Per Barrel Value” means that each barrel of oil equivalent shall have a value of fifty six thousand, six hundred and sixty seven dollars ($56,667) for the purposes of Section 4.1;

(oo)	“Permits” means all licences, permits, approvals and authorizations granted or issued by any Governmental Authority and related to the construction, installation, ownership, use or operations of the Purchased Assets or the Legend Assets, as applicable;

(pp)	“Permitted Encumbrances” means:

(i)	easements, rights of way, servitudes and other similar rights in land (including rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, towers, wires and cables) which do not materially impair the current or contemplated use of the Purchased Assets affected thereby;

(ii)	the rights reserved to or vested in any Governmental Authority by the terms of any Purchased Assets, lease, licence, franchise, grant or Permit or by any statutory provision, to terminate any such Purchased Asset, lease, licence, franchise, grant, Permit or authorization or to require annual or other periodic payments as a condition of the continuance thereof;

(iii)	rights of general application reserved to or vested in any Governmental Authority to levy taxes on Petroleum Substances produced from any of the Lands or the revenue therefrom;

(iv)	requirements imposed under any Applicable Laws concerning manner, timing and rates of production from operations in respect of any of the Purchased Assets and which are generally applicable to the oil and gas industry, including any order or directive of any Governmental Authority to limit or shut-in production from the Assets;

(v)	the terms and conditions of the Title and Operating Documents;

(vi)	liens or security incurred, created or granted in the ordinary course of business or imposed by Applicable Law, to a public utility or Governmental Authority in connection with the Purchased Assets or operations thereon for the payment of taxes, assessments and governmental charges which are not due at Closing, or the validity of which is being diligently contested in good faith by or on behalf of the Vendor, and for which it will retain responsibility, as disclosed in the Vendor Disclosure Letter;

(vii)	liens (including, processors’, operators’ and similar liens) incurred or created in the ordinary course of business as security in favour of the Person conducting the development or operation of the Purchased Assets for the Vendor’s proportionate share of the costs and expenses of such development or operation which are not due at Time of Closing, or the validity of which is being diligently contested in good faith by or on behalf of the Vendor, and for which it will retain responsibility, as disclosed in the Vendor Disclosure Letter;

(viii)	mechanics’, builders’ or materialmen’s liens in respect of services rendered or goods supplied, but only insofar as such liens relate to goods or services for which payment is not due at Time of Closing or the validity of which is being diligently contested in good faith by or on behalf of the Vendor, and for which it will retain responsibility, as disclosed in the Vendor Disclosure Letter;

(ix)	statutory exceptions to title, and the reservations, limitations, provisos and conditions in any original grants of any of the Purchased Assets or interests therein; and

(x)	the Encumbrances described in the Vendor Disclosure Letter;

(qq)	“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a joint venture, a trust, an association, an unincorporated organization, a Governmental Authority, an executor or administrator or other legal or personal representative, or any other juridical entity;

(rr)	“Petroleum and Natural Gas Rights” means all of the Vendor’s rights, title and interest to and in respect of the Leases, the Leased Substances and the Title and Operating Documents, but expressly excluding the Excluded Assets.

(ss)	“Petroleum Substances” means petroleum, natural gas and related hydrocarbons including crude oil, oilsands, crude bitumen and products derived therefrom, synthetic crude oil natural gas derived from or associated with petroleum products and all other substances, whether liquid or solid or gaseous and whether hydrocarbons or not, insofar as granted by the Leases;

(tt)	“Protection Period” means the periods of time, as set out in Section 4.2, during which time the Shares portion of the Purchase Price paid to the Vendor is to be protected for the benefit of the Vendor and as determined pursuant to Section 4.2;

(uu)	“Purchase Price” has the meaning set out in Section 3.1;

(vv)	“Purchased Assets” means the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests;

(ww)	“Purchaser’s Counsel” means Macleod Dixon LLP;

(xx)	“Purchaser/Legend Indemnified Parties” means Purchaser and its Affiliates, and their respective directors, officers, employees and agents; and Legend and its Affiliates and their respective directors, officers, employees and agents;

(yy)	“Resale Registration Statement” has the meaning given to such term in Section 9.5(c) hereunder;

(zz)	“Restricted Period” means the period beginning on the Closing Date and ending on the later of (i) the period established in the Lock-Up Agreement and (ii) the date on which, pursuant to Section 9.5(c) hereunder, Legend is no longer required to maintain the effectiveness of the Resale Registration Statement under the Securities Act;

(aaa)	“Returns” means all reports, estimates, elections, designations, forms, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with, any Taxes;

(bbb)	“Securities Act” means the United States Securities Act of 1933 as amended;

(ccc)	“SEC” means the United States Securities and Exchange Commission;

(ddd)	“Second VWAP” means the VWAP during the ten (10) Trading Days immediately following the last day of the period during which the Initial VWAP is calculated;

(eee)	“Share Price” means the closing price of a Common Share as quoted on the exchange that the Common Shares are trading on;

(fff)	“Shares” means the Common Shares being issued to Vendor pursuant to Section 3.1(b) and any subsequent Common Shares issuable to the Vendor in connection with this Agreement;

(ggg)	“Specific Conveyances” all necessary deeds, conveyances, bills of sale, assurances, registerable transfers, novation agreements, specific assignments, trust agreements and any other documentation reasonably required to transfer the Purchased Assets to the Purchaser and to novate the Purchaser into the Title and Operating Documents and the documents described in Section 1.1(ll)(i);

(hhh)	“Super 8-K” has the meaning given to such term in Section 9.5(a) hereto;

(iii)	“Surface Rights” has the meaning given to that term in Section 1.1(ll)(ii);

(jjj)	“Tangibles” means all of the Vendor’s right, title and interest in and to the facilities set out in Schedule 2, and any and all tangible depreciable property and assets other than such facilities, which are located within, upon or in the vicinity of the Lands (or any lands pooled or unitized therewith) and which are used or intended to be used to produce, process, gather, treat, measure, make marketable or inject the Leased Substances or any of them or in connection with water injection or removal operations that pertain to the Petroleum and Natural Gas Rights, including any and all gas plants, oil batteries, buildings, production equipment, pipelines, pipeline connections, meters, generators, motors, compressors, treaters, dehydrators, scrubbers, separators, pumps, tanks, boilers and communication equipment, as well as inventory and spare parts related thereto;

(kkk)	“Tax” or “Taxes” means any federal, provincial, local, foreign or other income, gross receipts, profits, franchise, transfer, sales, use, customs, payroll, occupation, health, property, excise, GST, or other taxes, fees, duties, assessments, withholdings or governmental charges of any nature (including interest, penalties and additions to such taxes or charges);

(lll)	“Tax Act” means the Income Tax Act (Canada), as amended from time to time;

(mmm)	“Third VWAP” means the VWAP during the ten (10) Trading Days immediately following the last day during which the Second VWAP is calculated;

(nnn)	“Thirteenth Month Adjustment” means the reconciliation adjustment performed annually by an operator of particular Purchased Assets for the purpose of reconciling estimates of certain revenues and expenses, including operating expenses, processing fee revenues, excess capacity utilization fees and recoveries, royalties and gas cost allowance (or similar cost allowance) prepared during a calendar year with the actual amounts of such revenues and costs prepared following the end of such calendar year;

(ooo)	“Threshold Losses” has the meaning set out in Section 13.1;

(ppp)	“Threshold Production” means a production and sale of Leased Substances from or in relation to the Purchased Assets equivalent to 300 BOE/d;

(qqq)	“Time of Closing” means 12:00 pm on the Closing Date in the city of Calgary, Alberta;

(rrr)	“Title and Operating Documents” means collectively, any and all certificates of title, leases, reservations, permits, licenses, assignments, trust declarations, operating agreement, royalty agreements, gross overriding royalty agreements, participation agreements, farm-in agreements, sale and purchase agreements, pooling agreements and any other documents and agreements granting, reserving or otherwise conferring rights to (i) explore for, drill for, produce, take, use or market Petroleum Substances, (ii) share in the production of Petroleum Substances, (iii) share in the proceeds from, or measured or calculated by reference to the value or quantity of, Petroleum Substances which are produced, and (iv) rights to acquire any of the rights described in items (i) to (iii) of this definition; but only if the foregoing pertain in whole or in part to the Petroleum Substances within, upon or under the Lands;

(sss)	“Title Defect” means a defect, in or affecting the title of the Vendor in and to any of the Purchased Assets, other than a Permitted Encumbrance, which is sufficiently material and adverse to the enforcement of title that it would not be acceptable to a knowledgeable, prudent purchaser buying similar oil and gas properties, acting reasonably;

(ttt)	“Trade Seismic Data” means the seismic data relating to any seismic lines within the Lands or any lands pooled or unitized therewith owned by a third party and currently licensed to the Vendor;

(uuu)	“Trading Day” means any day on which a minimum of 75,000 Common Shares trade on the applicable exchange or bulletin board being used to calculate a VWAP;

(vvv)	“Vendor Disclosure Letter” means a letter duly executed by the Vendor addressed to the Purchaser and Legend dated the date of this Agreement, and acknowledged by the Purchaser and Legend, providing disclosure of certain information;

(www)	“Vendor Financial Statements” means the Vendor’s audited financial statement for the year ending December 31, 2010 and the quarterly financial statement for the quarter ending March 31, 2011;

(xxx)	“Vendor Indemnified Parties” means Vendor and its Affiliates, and their respective directors, officers, employees and agents;

(yyy)	“Vendor Proprietary Seismic Data” means the proprietary seismic data exclusively owned by the Vendor and which relates to those seismic lines within the Lands or any lands pooled or unitized therewith as described in the Vendor Disclosure Letter;

(zzz)	“Vendor Significant Contracts” has the meaning set out in Section 5.8;

(aaaa)	“VWAP” means the volume weighted average trading price of the Common Shares on the exchange or bulletin board where the majority of the trading volume and value of the Common Shares occurs, calculated by dividing the total value by the total volume of securities traded for the relevant period;

(bbbb)	“Wells” means all producing, shut-in, suspended, water source or injection wells insofar as they relate to the Lands and all well casings therein, including all facilities which service such wells, including those identified in the Vendor Disclosure Letter; and

(cccc)	“Working Capital Schedule” has the meaning set out in Section 3.3.

1.2	Currency

Unless otherwise indicated, all dollar amounts in this Agreement are expressed in Canadian funds.

1.3	Sections and Headings

The division of this Agreement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, section, Section or Schedule refers to the specified Article, Section or Subsection of or Schedule to this Agreement.

1.4	Number, Gender and Persons

In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall have the same meanings as Persons.

1.5	Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

1.6	Time of Essence and Computations of Time

Time shall be of the essence of this Agreement. In this Agreement, unless specified otherwise or the context otherwise requires:

(a)	a reference to a period of days is deemed to begin on the first day after the event that started the period and to end at 11:59 p.m. on the last day of the period, but if the last day of the period does not fall on a Business Day, the period ends at 11:59 p.m. on the next Business Day;

(b)	all references to specific dates mean 11:59 p.m. on the dates;

(c)	all references to specific times shall be references to Calgary, Alberta, Canada time; and

(d)	with respect to the calculation of any period of time, references to “from” mean “from and excluding” and references to “to” or “until” mean “to and including”.

1.7	Construction

The Parties agree that each Party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

1.8	Including

Where the words “include”, “includes” or “including” are used herein they are to be construed as though followed by the words “without limitation”, and shall not be considered to set forth an exhaustive list.

1.9	Knowledge

The knowledge or awareness of either Party consists of the actual knowledge or awareness of its current officers and employees who are primarily responsible for the matter in question in the course of their normal duties (other than those employees employed in the field who do not have management responsibilities), after reasonable inquiry of that Party’s applicable files and records. Knowledge and awareness does not include the knowledge of any third party or constructive knowledge. The Parties do not have any obligation to make inquiry of third parties or the files or records of any third party or public authority in connection with representations and warranties that are made to its knowledge, information and belief.

1.10	Severability

Any Article, Section or Subsection or any other provision of this Agreement which is, is deemed to be, or becomes void, illegal, invalid or unenforceable shall be severable herefrom and ineffective to the extent of such voidability, illegality, invalidity or unenforceability, and shall not invalidate, affect or impair the remaining provisions hereof, which provisions shall be severable from any void, illegal, invalid or unenforceable article, section or other subdivision or provision.

1.11	Applicable Law

This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the Province of Alberta and the federal laws of Canada applicable therein, and each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of such province and all courts competent to hear appeals therefrom except as may be otherwise agreed to in writing by the Parties.

1.12	Successors and Assigns

This Agreement shall enure to the benefit of and shall be binding on and enforceable by the Parties and their respective successors and permitted assigns.

1.13	Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on a Party unless consented to in writing by such Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise provided.

1.14	Schedules

The following Schedules are attached to and form a part of this Agreement:

Schedule 1	Lands, Leases, Leased Substances and Production Encumbrances
Schedule 2	Tangibles
Schedule 3	General Conveyance
Schedule 4	Marwayne Assets Description
Schedule 5	Lock-Up Agreement

ARTICLE 2

PURCHASE AND SALE OF PURCHASED ASSETS

2.1	Purchased Assets

Subject to the provisions of this Agreement, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, effective as of the Closing Date, all of the Purchased Assets (other than the Excluded Assets), free and clear of all liens, charges and Encumbrances, adverse claims, demands and royalties created by or through the Vendor, other than the Permitted Encumbrances.

2.2	Excluded Assets

The Purchased Assets shall not include any of the following property and assets (collectively, the “Excluded Assets”):

(a)	the Marwayne Assets;

(b)	the Trade Seismic Data;

(c)	Cash. All cash on hand or in a bank and marketable securities; and

(d)	Income Taxes. All income tax instalments paid by the Vendor and the right to receive any refund of income taxes paid by the Vendor.

ARTICLE 3

PURCHASE PRICE AND WORKING CAPITAL ADJUSTMENT

3.1	Purchase Price

The purchase price (“the Purchase Price”) shall be:

(a)	Nine million five hundred thousand dollars (CDN $9,500,000.00) payable by certified cheque, lawyer’s trust account cheque, wire transfer or bank draft on the Closing Date; and

(b)	Three million seven hundred and fifty thousand (3,750,000) Common Shares at a deemed value of US$2.00 per share.

3.2	Restricted Shares

The Parties hereto acknowledge that the Shares have not been and will not be registered under the Securities Act, and will be issued to the Vendor in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws. The Vendor understands and acknowledges that all Shares issuable hereunder will be, upon the original issuance thereof, “restricted securities” within the meaning of such term in Rule 144 promulgated under the Securities Act, and therefore may not be offered or sold by the Vendor, directly or indirectly, except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and all applicable state securities laws. The Vendor understands and acknowledges that all certificates representing the Shares issuable hereunder shall bear, for so long as required by the Securities Act or any applicable state securities laws, a legend to such effect.

3.3	Working Capital Adjustment

(a)	No later than five (5) Business Days prior to the Time of Closing, the Vendor will provide a schedule (the “Working Capital Schedule”) to show the difference between (i) the net of any revenues receivable by the Vendor prior to the Effective Date and any expenditures (including cash or cash equivalents) actually paid by the Vendor in connection with the Purchased Assets after the Effective Date; (ii) the net of any outstanding amounts payable by Vendor attributable to the Purchased Assets prior to the Effective Date and revenues received by the Vendor after the Effective Date; such difference expressed as either a positive or negative amount as applicable. The Vendor or Purchaser shall pay such working capital adjustment, as applicable, which amount shall be paid on the Closing Date.

(b)	No later than forty-five (45) days after the Time of Closing, the Vendor will provide an updated Working Capital Schedule to show the difference between any (i) the net of any revenues receivable by the Vendor prior to the Effective Date and expenditures (including cash or cash equivalents) actually paid by the Vendor in connection with the Purchased Assets after the Effective Date; and (ii) the net of any outstanding amounts payable attribute to the Purchased Assets prior to the Effective Date and any revenues received by the Vendor after the Effective Date, expressed as either a positive or negative amount as applicable. The Vendor or the Purchaser shall pay such second working capital adjustment as applicable, which amount shall be paid within five (5) Business Days of the Purchaser receiving the updated Working Capital Schedule.

(c)	Additional Adjustments:

(i)	Notwithstanding the preceding subsection, each Party shall have the right, during the sixty (60) days following the distribution of the updated Working Capital Schedule provided in Section 3.3(b), to examine, copy and audit the records of the other relative to the Purchased Assets for the purpose of effecting or verifying adjustments required under this Section 3.3. The auditing Party will, upon reasonable notice, conduct that audit at its sole expense during normal business hours at the offices of the audited Party or at such other premises where those records are maintained. Any claims of discrepancies disclosed by that audit will be made in writing to the audited Party within 30 days following the completion of that audit. That Party will respond in writing to any such claims within 30 days of the receipt of notice of those claims. The Parties will resolve any disputes relating to adjustments required under this Section 3.3 pursuant to Section 4.6;

(ii)	Notwithstanding 3.3(c)(i), further adjustments to the Working Capital Schedule will be made as and when those items arise if the need for that adjustment arises from:

i.	a Thirteenth Month Adjustment, operator error adjustments or errors established by joint venture audits; or

ii.	errors established by an audit or other review of lessor royalty payments that is conducted under Applicable Law or Leases within six (6) months after the Closing Time or such later time as may be prescribed by the Regulations.

(d)	Calculating the Working Capital Schedule: The Parties will prepare the Working Capital Schedule and make the resulting adjustments and apportionment on an accrual basis as of the Effective Date using generally accepted accounting principles on the following principles:

(i)	the Vendor is entitled to the revenues and benefits from the Purchased Assets accrued prior to the Effective Date and is responsible for and will pay for the expenditures pertaining to the ownership, operation and development of the Purchased Assets incurred prior to the Effective Date;

(ii)	the Purchaser is entitled to the revenues and benefits from the ownership and operation of the Purchased Assets accrued from and after the Effective Date and is responsible for and will pay for the expenditures pertaining to the ownership, operation and development of the Purchased Assets incurred from and after the Effective Date;

(iii)	all costs incurred in connection with work performed or goods and services provided in respect of the Purchased Assets will be deemed to have accrued as of the date the work was performed or the goods or services provided, regardless of the time those costs became payable;

(iv)	all Petroleum Substances produced prior to the Effective Date, but not delivered to the purchaser of those Petroleum Substances, including Petroleum Substances in storage, will not comprise part of the Purchased Assets;

(v)	there will be no adjustments for royalty tax credits or similar incentives that accrue to a Party because of financial or organizational attributes specific to it, other than gas cost allowances (or similar cost allowances); and

(vi)	all freehold mineral taxes, surface and mineral lease rentals and any similar payments made by the Vendor to preserve any of the Leases or any surface rights shall be apportioned between the Vendor and the Purchaser on a per diem basis as of the Effective Date.

(e)	The Purchaser shall report all net revenue and pay all income tax on the net revenue from the Effective Date.

ARTICLE 4

PURCHASE PRICE ADJUSTMENTS

4.1	Purchase Price Adjustment for Drop in Production Volume

(a)	“August Monthly Average” means the daily production sales volume relating to the Purchased Assets on average during the full month of August, 2011.

(b)	Should the August Monthly Average be daily production sales volumes which is below the Threshold Production, the Purchaser shall be entitled to a pro-rata price adjustment of the Purchase Price for each BOE/d that the August Monthly Average is below the Threshold Production as follows:

Each barrel of oil equivalent by which the August Monthly Average is below the Threshold Production shall be valued at the Per Barrel Value, and the Purchase Price will be reduced, by the Per Barrel Value, for each barrel of oil equivalent by which the August Monthly Average is below the Threshold Production, in an equal amount of cash and Common Shares valued at US$2.00 per Share.

(c)	No later than five (5) Business Days prior to the Time of Closing, the Vendor shall deliver to the Purchaser a written estimate of the August Monthly Average which shall be based on available field calculations and sales estimates (the “Estimate August Monthly Average”), and the Vendor will make available to representatives of the Purchaser all information necessary for the Purchaser to confirm the estimate.

(d)	Should the Estimate August Monthly Average be below the Threshold Production, the Purchaser shall pay to the Purchaser’s counsel, under trust conditions, the portion of the Purchase Price (comprised of an equal amount of cash and Common Shares valued at US$2.00 per Share) that is equivalent to the Per Barrel Value for each barrel of oil equivalent by which the Estimate August Monthly Average is below the Threshold Production (the “Escrow Amount”).

(e)	By November 30, 2011, the Purchaser shall provide notice to the Vendor of the August Monthly Average, based on field calculations and sales (the “Actual August Monthly Average”), and whether this is less, more or the same as the Estimate August Monthly

Average. In the event the Actual August Monthly Average exceeds the Estimate August Monthly Average, the Per Barrel Value of such difference shall be released from the Escrow Amount to the Vendor in equal amounts of cash and Common Shares valued at US$2.00, and any Escrow Amount remaining after such release shall be returned to the Purchaser. The Purchaser shall instruct the Purchaser’s Counsel to hold and to release the Escrow Amount, to the Purchaser or Vendor in accordance with Section 4.1(b).

4.2	Adjustment for Drop in Share Price

The following mechanism will be employed to ensure that the Shares portion of the Purchase Price is protected for the benefit of the Vendor during the Protection Period:

(a)	If the Initial VWAP is below US$2.00 Legend shall issue a number of additional Common Shares to the Vendor that is equal to (US$7,500,000 / Initial VWAP) – 3,750,000. Legend and the Purchaser shall have five (5) Business Days following the last day of the period during which the Initial VWAP is calculated to deliver the additional share certificates.

(b)	If the Second VWAP is below the Initial VWAP, Legend shall issue a number of additional Common Shares to the Vendor that is equal to (US$7,500,000 / Second VWAP) – 3,750,000 - # of shares issued under paragraph (a) if applicable. Legend and the Purchaser shall have five (5) Business Days following the last day of the period during which the Second VWAP is calculated to deliver the additional share certificates.

(c)	If the Third VWAP is below the lower of the Initial VWAP and the Second VWAP at the end of period used to calculated the Third VWAP, Legend shall issue a number of additional Common Shares to the Vendor that is equal to (US$7,500,000 / Third VWAP) – 3,750,000 - # of shares issued under paragraphs (a) and (b) if applicable. Legend and the Purchaser shall have five (5) Business Days following the last day of the period during which the Third VWAP is calculated to deliver the additional share certificates.

(d)	If, on any day during the ten (10) Business Day period immediately following the last day of the period during which the Third VWAP is calculated, the VWAP for the ten (10) Trading Days prior is less than US$1.00, two additional VWAP’s (the first based on the ten (10) Trading Days immediately following the last day of the period during which the Third VWAP is calculated) shall be calculated in the manner set forth above, and additional Common Shares shall be issued to the Vendor in the same manner as above.

(e)	Notwithstanding the foregoing, with respect to any provision hereunder that would require the issuance of a number of Shares to the Vendor that would result in the Vendor becoming a “ten percent beneficial owner” (as such term is defined in Rule 16a-2 under the Exchange Act) for purposes of the reporting requirements of Section 16 of the Exchange Act and the rules adopted by the SEC thereunder, Legend shall issue to the Vendor only the maximum number of Shares that may be issued to the Vendor without causing the Vendor to become, immediately upon such issuance, a “ten percent beneficial owner” of the Common Shares; provided, however, that the Vendor may, in its sole discretion, elect to waive this provision, in which case Legend shall issue to the Vendor all Shares that would otherwise be required hereunder to be issued to the Vendor.

(f)	Notwithstanding the foregoing, if at any time the Vendor sells any Common Shares at a price below the most recent VWAP calculated in accordance with this Section 4.2, the Purchaser shall have no further obligations under this Section 4.2, other than the issuance of any Common Shares already required to be issued at the time of the applicable sale of Common Shares by the Vendor.

4.3	Anti Dilution

Except for the issuances of Common Shares in connection with the exercise of any, or all, of the warrants described in Section 6.9(a), if at any time during the period that commences on the Closing Date and ends two (2) months after the last day of the Restricted Period, Legend sells any additional Common Shares to a third party, either for cash or as part of an acquisition, for less than US$2.00 per Common Share, Legend shall issue additional Common Shares to the Vendor so that the Vendor has the equivalent of seven million, five hundred thousand dollars (US$7,500,000) in Common Shares based on the per share price of the additional Common Shares issued to a third party. Any such additional Common Shares issued to the Vendor shall be subject to the terms and conditions contained in this Agreement with respect to the Shares.

4.4	Listing

Subject to the Lock-Up Agreement, the Vendor may put any or all of the Shares to Legend for redemption if Legend is not listed for trading or otherwise quoted on the NYSE Amex, NASDAQ, or any other market more senior than the OTCBB (a “Senior Listing”) on or before March 31, 2012 (the “Put Commencement Date”). The redemption price is $2.00 per share payable in cash. This right is exercisable by the Vendor at any time after the Put Commencement Date and may be waived by the Vendor in whole or in part.

4.5	Insolvency or Discontinuance

Effective immediately upon closing, the Purchaser shall be deemed to have granted the Vendor an irrevocable option (the “Option”), exercisable by notice in writing from the Vendor to the Purchaser at any time between the period commencing on the Closing Time and ending two (2) months following the last day of the Restricted Period (the “Option Period”), to purchase back a portion of the Purchased Assets comprising, as of the date of the exercise of the Option, a value equivalent to $2.00 multiplied by the number of Closing Shares held by the Vendor at that time, the Purchased Assets to be so repurchased to be chosen at the sole discretion of the Vendor, the sole consideration for such purchase to be the Vendor’s Closing Shares, which for the purposes of such purchase are to have deemed value of $2.00 per share, provided that the Option shall only be exercisable during the Option Period and only if, during the Option Period any of the following events shall occur:

(a)	Legend or the Purchaser, except in the case of a merger of the Purchaser with and into Legend or an Affiliate of Legend, become insolvent or discontinue or seek to discontinue their operations,

(b)	Legend or the Purchaser fail to perform or observe any obligation, covenant, term, provision or condition contained in this Agreement or any other agreement made with the Vendor or any other person, firm or corporation, whereby such failure has, or could reasonably have a Material Adverse Effect on the Vendor;

(c)	Legend or the Purchaser suffer or permit any encumbrance or security interest affecting the Purchased Assets to become enforceable;

(d)	Legend or the Purchaser cease or threaten to cease to carry on business;

(e)	there is any change which has a Material Adverse Effect on the Purchaser’s or Legend’s position (financial or otherwise); or

(f)	the Vendor considers or deems, in its sole opinion (and supported an analyst opinion) that the Closing Shares are, or may become, substantially devalued, provided that such opinions are not premised upon the occurrence, or anticipated occurrence, of any of the changes or effects described in clauses 1.1(kk)(i), 1.1(kk)(ii), or 1.1(kk)(iii), unless the changes or effects described in such clauses individually or in the aggregate, disproportionately affect Legend.

To secure satisfaction and performance of this obligation, the Purchaser hereby grants to the Vendor a general security interest in all present and after acquired real and personal property of the Purchaser of whatever kind and wherever situate, including, without limiting the generality of the foregoing, the Purchased Assets, and the Parties shall execute a form of general security agreement satisfactory to Vendor, acting reasonably, to evidence this security interest. Notwithstanding the foregoing, the Vendor agrees that such general security interest shall be subordinate and secondary to a security interest granted by Legend and/or the Purchaser in connection with the secured lending arrangement with National Bank of Canada entered into by Legend and/or the Purchaser in connection with the transaction contemplated in this Agreement as approved by the Vendor.

The Parties will, without further consideration, carry out such further actions and deliver all further assurances, deeds, and documents, including a general security agreement, as shall be reasonably required in order to fully perform and carry out the terms of this Section.

4.6	Adjustment of Working Capital Adjustments

In the event of a disagreement between the Vendor and the Purchaser as to the working capital adjustments contemplated by Section 3.3, the Parties shall use their reasonable efforts to resolve such disagreement within fifteen (15) days of the date at which the adjustment was to be made. If the matter cannot be so resolved, then either Party may, upon written notice to the other Party, set out in reasonable detail the basis for the disagreement following which the dispute will be referred for determination to a senior audit partner of a firm of chartered accountants agreed to by the Vendor and the Purchaser (or failing such agreement, a senior audit partner named by a Justice of the Court of Queen’s Bench in the Province of Alberta) that is independent of both Parties and the principal shareholders of both Parties, who was not at any time the auditor or accountant of the Vendor or the Purchaser, as chosen by the managing partner of such firm (the “Accountant”). The Accountant shall make a determination of the disputed entries or disputed matters within thirty (30) Business Days of acceptance by the Accountant of such referral, which determination shall be final and binding upon the Parties and which determination shall be used to adjust the adjustment. One half of the costs of the Accountant shall be paid by each of the Vendor and the Purchaser but each of the Vendor and Purchaser shall otherwise bear its own costs incurred in respect of the dispute. If no objection to the adjustment is given by one Party to the other within fifteen (15) days of the date of the adjustment, the adjustment shall be deemed to have been approved as of the last day of such fifteen (15) day period.

4.7	Trust Conditions for holding of the Escrow Amount

The Parties agree that the Purchaser’s Counsel shall hold the Escrow Amount, if applicable, under standard solicitor trust conditions, and the Parties shall enter into such documents as reasonably required by the Purchaser’s Counsel in respect of this arrangement. This document will be delivered at the Time of Closing and shall be executed by the Parties and the Purchaser’s Counsel.

4.8	Allocation of Purchase Price

The Vendor and the Purchaser agree to report the sale and purchase of the Purchased Assets for all federal, provincial and local tax purposes in a manner consistent with the allocation agreed to amongst the Parties.

4.9	Transfer Taxes

For greater certainty, the Purchase Price shall be exclusive of, and the Purchaser shall pay out all federal and provincial sales taxes (including any GST and retail sales taxes) and all other taxes, duties, fees or other like charges of any jurisdiction properly payable in connection with the transfer of the Purchased Assets by the Vendor to the Purchaser.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE VENDOR

Subject to Section 5.20, the Vendor hereby represents and warrants to the Purchaser and to Legend as follows and acknowledge acknowledges that the Purchaser is relying on such representations and warranties in connection with its purchase of the Purchased Assets and the completion of the other transactions hereunder and that the Purchaser would not purchase the Purchased Assets without these representations and warranties:

5.1	Organization

The Vendor is duly incorporated and organized, and is validly subsisting under the laws of the Province of Alberta. The Vendor has all necessary corporate power and authority to own or lease or dispose of its undertakings, property and assets and to carry on the business as now being conducted by it.

5.2	Authorization

The Vendor has all necessary corporate power and authority to enter into this Agreement and the documents ancillary to this Agreement and to perform its obligations hereunder and thereunder. All necessary corporate action has been taken by the Vendor to authorize its execution and delivery of this Agreement and the documents ancillary to this Agreement to be delivered by it and subject to Section 10.2 the performance of its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by the Vendor and is a legal, valid and binding obligation of the Vendor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and the discretionary nature of equitable remedies and defences or similar laws of general application.

5.3	No Alteration of Business

To the knowledge of the Vendor, there has not been an alteration to the business conducted in relation to the Purchased Assets between the date of the letter of intent entered between the Vendor and Legend on July 8, 2011 and the Closing Date which would have a Material Adverse Effect on the value of the Purchased Assets.

5.4	No Violation

The execution and delivery of this Agreement by the Vendor and the consummation of the transactions herein provided for will not (whether after the passage of time or notice or both), result in:

(a)	the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Vendor under: (i) any Contract to which the Vendor is a party or by which any of its respective undertakings, properties or assets are bound or affected; (ii) any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of the Vendor; (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Vendor; (iv) any Permit held by the Vendor or held for the benefit of or necessary to the operation of the Purchased Assets; or (v) any Applicable Law; and

(b)	the creation or imposition of any Encumbrance other than Permitted Encumbrances on any of the Purchased Assets.

5.5	Consents

The Vendor has (or will prior to the Closing Date):

(i)	obtained all consents required in connection with the transactions contemplated in this Agreement; and

(ii)	caused all rights of first refusal or other restrictions on the transfer, sale or assignment of the Purchased Assets to be waived or complied with.

5.6	Conduct of Business and Permits

The Vendor has complied with, and has conducted and is conducting the Purchased Assets in compliance with, all Applicable Laws. The Vendor has all licences, permits, approvals, consents, certificates, registrations or authorizations necessary for the Purchased Assets.

5.7	Title to Purchased Assets

The Purchased Assets are free and clear of all liens, charges and Encumbrances, adverse Claims, demands and royalties created by, through or under the Vendor other than Permitted Encumbrances.

5.8	Significant Contracts

The Vendor Disclosure Letter contains a true, accurate and complete list of: (i) all Contracts related to the Purchased Assets that are of such a nature or amount as would reasonably be regarded as being significant in relation to the Purchased Assets or in relation to the capital, prospects, condition (financial or otherwise) or results of operation of the Vendor; and (ii) well files, geological files, Vendor Proprietary Seismic Data, facility files, operations files, production revenue and expense files, third party engineering evaluations and any other files pertinent to the operation of the Purchased Assets (the “Vendor Significant Contracts”). To the knowledge of the Vendor there is no dispute between the Vendor and the other party in respect to the Vendor Significant Contracts and the Vendor has performed all of the obligations required to be performed by it and is entitled to all benefits under the Vendor Significant Contracts, all of which were entered into by the Vendor in the ordinary course.

5.9	Books and Records

The books and records of the Vendor fairly and correctly set out and disclose, in accordance with Canadian generally accepted accounting principles, the financial transactions related to the Purchased Assets as at the Closing Date, and all financial transactions of the Vendor relating to the Purchased Assets have been accurately recorded in such books and records. The system of internal accounting controls is sufficient to provide reasonable assurances that transactions are executed in accordance with management’s general or specific authorization and that transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain accountability for assets.

5.10	Taxes

To the Vendor’s knowledge there are no outstanding liabilities, or actions, suits, proceedings, investigations or claims pending or threatened against the Vendor, for Taxes payable, collectible or remittable by the Vendor, whether assessed or not, which may result in an Encumbrance on or other claim against or seizure or sale of all or any part of the Purchased Assets or would otherwise adversely affect the Purchased Assets or would result in the Purchaser becoming liable or responsible therefor. The Vendor has not made any election or designation for purposes of any Applicable Law relating to Taxes that would affect the Purchased Assets after the Closing Date.

5.11	Litigation

There are no Claims pending or, to the knowledge of the Vendor, after due enquiry, threatened against or affecting the Vendor or the Purchased Assets under Applicable Law by or before any Person or by a Governmental Authority. The Vendor is not aware of any ground on which any such Claim might be commenced.

5.12	Consents and Approvals

There is no requirement for the Vendor to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any Governmental Authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

5.13	Residency

The Vendor is not a non-resident of Canada for the purposes of the Tax Act.

5.14	GST Registration

The Vendor is a registrant for purposes of the ETA.

5.15	Purchased Assets

The Purchased Assets are free and clear of all liens, charges, Encumbrances and legal notations except for Permitted Encumbrances and, to Vendor’s knowledge after due inquiry, there are no leasing arrangements, purchase or option to purchase arrangements, licensing or occupancy arrangements, expropriation proceedings or notices of expropriation, litigation, municipal or governmental work orders, active files, deficiency notices, notices, directives or letters of compliance, operational, maintenance or service contracts relating to or affecting the Lands other than Permitted Encumbrances.

5.16	The Shares

(a)	The Vendor has not been organized for the purpose of acquiring the Shares.

(b)	The Vendor is acquiring Shares as principal for its own account and not on behalf of any other Person, for investment purposes, and not with a view to the distribution of the Shares or of any part thereof in violation of the Securities Act or applicable state securities laws.

(c)	The Vendor has adequate net worth and means to sustain a complete loss of an investment in the Shares. The Vendor represents that it, either alone or with its professional and/or financial advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in Legend. The Vendor acknowledges that no federal or state agency has made any recommendation or endorsement of the Shares.

5.17	Environmental

(a)	The Vendor, in respect of the Purchased Assets, has been and is in compliance with all applicable federal, provincial municipal and local laws, statutes, ordinances, bylaws and regulations, and orders, directives and decisions rendered by any ministry department or administrative or regulatory agency relating to the protection of the environment, occupational health and safety or the manufacture, processing, distribution, use, treatment, storage, disposal, release, discharge, spill, emission, transport or handling of any pollutants, contaminants, chemicals or industrial toxic, corrosive or hazardous wastes or substances (“Environmental Laws”) except where such non-compliance would not have a Material Adverse Effect on the Purchased Assets or their operation. Except as disclosed in the Vendor Disclosure Letter, the Vendor has never received any notice of and to its knowledge has never been investigated or suspected of, received any correspondence related to, or been prosecuted for non-compliance with any Environmental Laws, nor has the Vendor settled any allegation of non-compliance.

(b)	The Vendor has obtained all licences, permits, approvals, consents, certificates, registrations and other authorizations under Environmental Laws (the “Environmental Permits”) required for the operation of the Purchased Assets as of Closing Date.

(c)	The Vendor has not received from any Governmental Authority any notice that the Vendor is potentially responsible for a federal, provincial, municipal or local clean-up site or corrective action under any Environmental Laws in connection with the Purchased Assets and the Vendor is not aware of any grounds for which such a notice may be given to it. The Vendor, in connection with the Purchased Assets, has not received any request for information in connection with any federal, provincial, municipal or local inquiries as to disposal sites.

(d)	The Vendor has disclosed in the Vendor Disclosure Letter and has delivered to the Purchaser a true and complete copy of all environmental audits, evaluations, assessments, studies or tests relating to the Lands or Purchased Assets that were commissioned by or for the Vendor or that are in the possession or control of the Vendor, of which it is aware.

5.18	Oil and Gas

(a)	Any and all operations of the Vendor and its subsidiaries, and to the knowledge of the Vendor, any and all operations by third parties, on or in respect of the Purchased Assets of the Vendor or any of its subsidiaries, have been conducted in compliance with good oilfield practices, except where the failure to conduct operations in such manner would not in the aggregate have a Material Adverse Effect on the Vendor.

(b)	Although it does not warrant title, the Vendor does represent and warrant that, to the knowledge of the Vendor, the Purchased Assets are free and clear of adverse Claims and Encumbrances other than the Permitted Encumbrances created by, through or under the Vendor, and the Vendor holds the Petroleum and Natural Gas Rights under valid and subsisting leases, licenses, permits, concessions, concession agreements, contracts, subleases, reservations or other agreements.

(c)	To its knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of property or the production of Leased Substances, or the receipt of proceeds therefrom, due and payable in respect of the Purchased Assets prior to the date hereof have been properly and fully paid and discharged, and there are no unpaid taxes or assessments, other than Permitted Encumbrances, which could result in a lien or charge on the Purchased Assets.

(d)	The Vendor has not received notice of any default under any of the Leases and other Title and Operating Documents or any other agreement or instrument pertaining to the Purchased Assets to which it or any of its subsidiaries is a party or by or to which it or any of its subsidiaries or any such assets are bound or subject, except to the extent that such defaults would not in the aggregate have a Material Adverse Effect on the Vendor.

(e)	To its knowledge:

(i)	The Vendor is in good standing under all, and is not in default under any; and

(ii)	there is no existing condition, circumstance or matter which constitutes or which, with the passage of time or the giving of notice, would constitute a default under any,

Leases and other Title and Operating Documents or any other agreements and instruments pertaining to the Purchased Assets to which it or any of its subsidiaries is a party or by or to which it or any of its subsidiaries or such assets are bound or subject and, to the knowledge of the Vendor, all such Leases, Title and Operating documents and other agreements and instruments are in good standing and in full force and effect and none of the counterparties to such Leases, Title and Operating documents and other agreements and instruments is in default thereunder

(f)	All Wells operated by the Vendor, and to the knowledge of the Vendor with respect to any Wells not operated by the Vendor, located on the Lands in which the Vendor has an interest, or lands with which such Lands have been pooled or unitized, which have been abandoned have been abandoned in accordance with all Applicable Laws regarding the abandonment of Wells.

(g)	The Tangibles used or intended for use in connection with the Purchased Assets:

(i)	for which the Vendor was or is operator, was or has been constructed, operated and maintained in accordance with good and prudent oil and gas industry practices in Canada and all Applicable Laws during all periods in which the Vendor was operator thereof and is in good condition and repair, ordinary wear and tear excepted, and is useable for its intended purposes in the ordinary course of business; and

(ii)	for which the Vendor was not or is not operator, to the knowledge of the Vendor, was or has been constructed, operated and maintained in accordance with good and prudent oil and gas industry practices in Canada and all Applicable Laws during all periods in which none of the Vendor or its subsidiaries was operator thereof and is in good condition and repair, ordinary wear and tear excepted, and is useable for its intended purposes in the ordinary course of business;

except to the extent that such non-compliance with prudent oil and natural gas industry practices or Applicable Laws would not in the aggregate have a Material Adverse Effect on the Vendor.

(h)	All fees in respect of well data in respect of which the Vendor or any of its subsidiaries (or the relevant operator) has a licence, have been duly paid.

(i)	Except as set forth in the Vendor Disclosure Letter, the Vendor has not entered into any material joint venture with a third party.

(j)	There are no outstanding authorizations for expenditure pertaining to any of the Purchased Assets or any other commitments, approvals or authorizations pursuant to which an expenditure may be required to be made in respect of such assets after the date of the most recent Vendor Financial Statements in excess of $50,000 for each such commitment, approval or authorization.

(k)	Except as set forth in the Vendor Disclosure Letter, there are no areas of mutual interest applicable to or binding upon the Vendor, its subsidiaries or any of their respective oil and natural gas assets.

(l)	There is no right of first refusal or other pre-emptive right applicable to any of the Purchased Assets, whereby any Person (other than the Vendor pursuant to this Agreement), has, as a result of the entering into of this Agreement by the Parties, a right to purchase any of such assets or any other right of first refusal or pre-emptive right in respect of the Purchased Assets.

(m)	Except as set forth in the Vendor Disclosure Letter, the interests of the Vendor in the Purchased Assets is not subject either to reduction on account of actions or omissions taken or omitted by them or conversion or subject to change to an interest of any other size, and such interests are not subject to penalty or forfeiture as a result of non- participation in any joint operation.

(n)	Except as set forth in the Vendor Disclosure Letter, the interests of the Vendor in and to the Tangibles is sufficient such that neither the Vendor nor any of its subsidiaries is subject to any penalty, fee, levy, charge or other compensation payable to any third party for the use of or access to such tangibles.

(o)	Except as set forth in the Vendor Disclosure Letter, the Vendor: (i) has not alienated or encumbered its Purchased Assets or any part or portion thereof; (ii) has not committed or is not aware of there having been committed any act or omission whereby such Purchased Assets or any part or portion thereof may be cancelled or determined, and such Purchased Assets are now free and clear of all liens, royalties, conversion rights and other claims of third parties, created by, through or under the Vendor or of which the Vendor has knowledge.

(p)	The Vendor is not a party to and Purchased Assets are not otherwise bound or affected by any (i) production sales contracts that cannot be terminated on notice of 31 days or less (without an early termination penalty or other cost), (ii) gas balancing or similar agreements pertaining to the Leased Substances, (iii) agreements for the transportation, processing or disposal of the Leased Substances or any of them or substances produced in connection with the Leased Substances or any of them, (iv) agreements for the contract operation by a third party of such Purchased Assets or any of them, and (v) agreements to provide transportation, processing or disposal capacity or service to any third party.

5.19	Full Disclosure

Neither this Agreement nor any document to be delivered by the Vendor, including the Vendor Disclosure Letter, nor any certificate, report, statement or other document furnished by the Vendor in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Vendor that has not been disclosed to the Purchaser in writing that could reasonably be expected to have a Material Adverse Effect on the Purchased Assets.

5.20	As Is Where Is

Purchaser acknowledges that it is purchasing the Purchased Assets on an “as is, where is” basis without representation and warranty and without reliance on any information provided to or on behalf of Purchasers by Vendor except the Vendor represents and warrants set forth in this Article 5.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES PERTAINING TO LEGEND

Legend and the Purchaser jointly and severally represent and warrant to the Vendor as follows about Legend and acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with its sale of the Purchased Assets:

6.1	Organization

Legend is a Corporation validly formed and subsisting under the laws of the State of Colorado and has all necessary corporate power to enter into this Agreement and to perform its obligations hereunder.

6.2	Authorization and Reservation of Shares

Legend has all necessary corporate power and authority to enter into this Agreement and the documents ancillary to this Agreement and to perform its obligations hereunder and thereunder. All necessary corporate action has been taken by Legend to authorize its execution and delivery of this Agreement and the documents ancillary to this Agreement to be delivered by it and the performance of its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by Legend and is a legal, valid and binding obligation of Legend, enforceable against Legend by the Vendor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and the discretionary nature of equitable remedies and defences or similar laws of general application. The issuance of the Shares under this Agreement has been duly authorized by Legend, and the Shares issuable hereunder have been reserved for issuance by Legend.

6.3	No Alteration of Business

There has not been an alteration to the business conducted in relation to the Legend’s Assets between the date of the letter of intent entered between the Purchaser and Legend on July 8, 2011 and the Closing Date which would have Material Adverse Effect on Legend.

6.4	No Violation

The execution and delivery of this Agreement by Legend and the consummation of the transactions herein provided for will not (whether after the passage of time or notice or both), result in:

(a)	the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of Legend under: (i) any Contract to which Legend is a party or by which any of its respective undertakings, properties or assets are bound or affected; (ii) any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of Legend; (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over Legend; (iv) any licence, permit, approval, consent or authorization held by Legend or held for the benefit of or necessary to the operation of the Legend Assets; or (v) any Applicable Law; and

(b)	the creation or imposition of any Encumbrance on any of the Legend Assets;

6.5	Conduct of Business and Permits

Legend has complied with, and has conducted and is conducting Legend’s Assets in compliance with, all Applicable Laws. Legend has all Permits, consents, certificates, registrations or authorizations necessary for the Legend’s Assets.

6.6	Books and Records

The books and records of Legend fairly and correctly set out and disclose, in accordance with U.S. generally accepted accounting principles, the financial transactions related to Legend as at the date hereof, and all financial transactions of Legend have been accurately recorded in such books and records. The system of internal accounting controls is sufficient to provide reasonable assurances that transactions are executed in accordance with management’s general or specific authorization and that transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets.

6.7	Litigation

Except as disclosed in the Legend Disclosure Letter there are no Claims pending or, to the knowledge of Legend, threatened against or affecting Legend under Applicable Law by or before any Person or by a Governmental Authority. Legend is not aware of any ground on which any such Claim might be commenced.

6.8	Consents and Approvals

There is no requirement for Legend to make any filing with, give any notice to or obtain any Permit, registration, authorization, consent or approval of, any Governmental Authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

6.9	Corporate

(a)	Legend has authorized 400,000,000 Common Shares, par value $0.001 per share. As at the date hereof, 47,020,000 shares, warrants entitling the holders thereof to acquire 4,100,000 shares at a weighted average exercise price of US$1.35 are issued and outstanding. Legend has authorized 100,000,000 preferred shares. As at the date hereof, 2,300,000 shares of Preferred Stock are issued and outstanding. Except as set forth above, there are no securities of Legend outstanding and no options, warrants or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale or transfer by Legend of any shares of Legend, nor are there any outstanding stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or other attributes of Legend. All outstanding shares of Legend have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of any pre-emptive rights, and all shares issuable upon exercise of outstanding options and warrants in accordance with their respective terms will, when issued, be duly authorized and validly issued, fully paid and non-assessable and will not be subject to any pre-emptive rights.

(b)	The Purchaser has no subsidiaries. Legend has no subsidiaries other than Purchaser. No Person (other than Legend) holds any shares or other securities, or securities convertible or exchangeable into securities of the Purchaser or has any agreement, warrant, option, right or privilege (whether pre emptive or contractual) being or capable of becoming an agreement for the purchase or issuance of any shares or other securities of the Purchaser. Legend does not hold any securities or other interests, or securities convertible or exchangeable into securities or other interests of any other Person.

(i)	Since March 31, 2011 and except in respect of the transactions contemplated by this Agreement:

(A)	There has not been any change in Legend from the position set forth in the Legend Financial Statements provided that would constitute a Material Adverse Effect; and

(B)	There have been no material facts, transactions, events or occurrences which could reasonably be expected to result in a Material Adverse Effect in Legend.

(ii)	Except as contemplated in this Agreement and as set forth in the Legend Disclosure Letter, since March 31, 2011:

(A) Legend and Purchaser have conducted their business only in the ordinary and normal course, consistent with past practice; and

(B) No liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) material to Legend or Purchaser, taken as a whole, has been incurred other than in the ordinary and normal course of business, consistent with past practice.

(c)	The Legend Financial Statements fairly present, in accordance with US generally accepted accounting principles, consistently applied, the financial position and condition of Legend and its subsidiaries on a consolidated bases at the dates thereof and the results of the operations of Legend and its subsidiaries on a consolidated basis for the periods then ended and reflect in accordance with US generally accepted accounting principles, consistently applied, all material assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of Legend and its subsidiaries on a consolidated basis as at the dates thereof.

(d)	Neither Legend nor any of its subsidiaries has not received notice of any material violation of or investigation relating to any Applicable Laws and Legend and its subsidiaries hold all permits, licenses and other authorization which are required under Applicable Laws relating to Legend’s and its subsidiaries’ assets, business or operations, except where the failure to comply with the foregoing would not have a Material Adverse Effect on Legend. Legend’s assets and its subsidiaries are operated and maintained by it and each of its subsidiaries in compliance with all terms and conditions of Applicable laws, permits, licenses and authorizations in all material respects.

(e)	No securities commission or similar regulatory authority, or stock exchange has issued any order which is currently outstanding preventing or suspending trading in any securities of Legend, no such proceeding is, to the knowledge of Legend, pending, contemplated or threatened and Legend is not in default of any requirement of any Applicable Laws.

(f)	Legend has not retained any financial advisor, broker, agent or finder, or paid or agreed to pay or have the Vendor pay any financial advisor, broker, agent or finder on account of this Agreement, any transaction contemplated hereby or any transaction presently ongoing or contemplated.

(g)	Legend is not a party to any shareholder rights plan or any other form of plan, agreement, contract or instrument that shall trigger any rights to acquire shares or other securities of Legend rights, entitlements or privileges in favour of any Person upon the entering into of this Agreement.

(h)	None of the Common Shares are the subject of any escrow, voting trust or other similar agreement.

(i)	The corporate records and minute books, books of account and other records of Legend and each of its subsidiaries have (whether of a financial or accounting nature or otherwise) been maintained in accordance with, in all material respects, all applicable statutory requirements and prudent business practice and to the knowledge of Legend are complete and accurate in all material respects (provided, however, minutes of board and committee meetings which relate to the transaction contemplated herein have not been disclosed to the Vendor).

(j)	Corporate Stock Transfer Inc. is appointed as registrar and transfer agent for the Shares.

(k)	All Returns required to be filed by Legend at or before the Effective Time have been or will be duly filed on a timely basis and all Taxes shown to be payable on such Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis. Except for matters disclosed in the Legend Financial Statements that may give rise to the filing of amended Returns, the filed Returns are true, complete and correct in all material respects, and no other Taxes are payable by Legend or any of its subsidiaries, with respect to items or periods covered by such Returns.

(l)	No material deficiencies exist or have been asserted with respect to Taxes of Legend. Legend is not a party to any Claim for assessment or collection of Taxes, nor has such event been asserted or threatened against Legend. Except as set forth in the Legend Disclosure Letter, the Returns have never been audited by a government or taxing authority, nor is any such audit in process, pending or threatened which resulted in or could result in a reassessment of Taxes owing by Legend.

(m)	Except for indemnity agreements with its directors and officers as contemplated by the bylaws of Legend and Applicable Laws, and other than standard or customary indemnity agreements in acquisition, purchase and sale, underwriting and agency agreements, Legend’s agreements with its lenders, and in the ordinary course provided to service providers, neither Legend nor any of its subsidiaries is a party to or bound by any agreement, guarantee, indemnification, or endorsement or like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

6.10	Securities Law

(a)	SEC Filings: Except as disclosed in writing to the Vendor, Legend has filed all required forms, reports, statements, schedules, registration statements and other documents required to be filed by it with the SEC since January 1, 2009 and has, prior to the date hereof, delivered or made available to the Vendor through the SEC’s EDGAR System (i) its annual report on Form 10-K for its fiscal year ended December 31, 2010 (the “Legend 10-K”), (ii) its quarterly reports on Form 10-Q for its fiscal quarters ended March 31, 2011 and June 30, 2011, (iii) any proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of Legend for all meetings held or actions taken since December 31, 2008 and (iv) all of its other forms, reports, statements, schedules, registration statements and other documents filed with the SEC since December 31, 2008 (the documents referred to in this Section 6.10(a) collectively with any other forms, reports, statements, schedules, registration statements or other documents filed with the SEC subsequent to the date hereof and prior to the Closing Date, the “Legend SEC Documents”).

(i)	As of its filing date, each Legend SEC Document complied, and each such Legend SEC Document filed subsequent to the date hereof and prior to the Closing Date will comply, as to form in all material respects with the applicable requirements of the Securities Act and Exchange Act, as the case may be.

(ii)	As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Legend SEC Document did not, and each such Legend SEC Document filed subsequent to the date hereof and prior to the Closing Date on the date of its filing will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Legend with respect to statements made or incorporated by reference in any Legend SEC Document filed subsequent to the date hereof and prior to the Closing Date based on information supplied by the Vendor specifically for inclusion or incorporation therein.

(iii)	To the knowledge of Legend, each director and executive officer of Legend has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since January 1, 2009 except as indicated in its SEC filings.

(iv)	Legend is, as of the date of this Agreement, in compliance in all material respects with all applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, and the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(v)	As used in this Section 6.10(a), the term “file” shall be broadly construed to include any manner in which a document or information is furnished to the SEC.

(b)	Investment Company: Neither Purchaser nor Legend are, and as of the Closing Date neither Purchaser nor Legend will be, registered or required to be registered as an “investment company” pursuant to the Investment Company Act of 1940, as amended.

(c)	Financial Statements; No Undisclosed Liabilities. The consolidated financial statements of Legend included in the Legend SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X for quarterly reports on Form 10-Q) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial condition of Legend and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to the absence of footnote disclosure and to normal and recurring year-end audit adjustments).

(i)	Except (A) as set forth in the consolidated financial statements (including the notes thereto) included in the Legend 10-K or subsequent quarterly reports on Form 10-Q filed by Legend and publicly available prior to the date of this Agreement, (B) as incurred in the ordinary course of business and (C) as may arise out of or in connection with this Agreement and the transactions contemplated hereby, neither Legend nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect on Legend.

(ii)	Neither Legend nor Purchaser has engaged in or effected any securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC).

(iii)	Legend has disclosed to Vendor in writing all non-audit services performed by Legend’s external auditor since January 1, 2011.

(d)	Financial Controls. The officers of Legend required to provide certifications as to Legend’s Forms 10-K and 10-Q pursuant to Rule 13a-15 or 15d-15 under the Exchange Act have (i) designed disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the 1934 Act, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that information required to be disclosed by Legend in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms, and to ensure that information required to be disclosed in the reports that it files or submits under the Exchange Act is accumulated and communicated to its management, including its chief executive officer and chief financial officer, to allow timely decisions regarding required disclosure, and (ii) have disclosed, based on their most recent evaluation of internal control over financial reporting, to Legend’s auditors and the audit committee of Legend’s board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Legend’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Legend’s internal control over financial reporting.

6.11	Oil and Gas

(a)	Any and all operations of Legend, and to the knowledge of Legend, any and all operations by third parties, on or in respect of Legend’s assets have been conducted in compliance with good oilfield practices, except where the failure to conduct operations in such manner would not in the aggregate have a Material Adverse Effect on Legend.

(b)	Although it does not warrant title, Legend is not aware of any defects, failures or impairments in the title of Legend to the Legend assets or defaults by Legend in respect thereof, which in aggregate could have a Material Adverse Effect on Legend.

6.12	Full Disclosure

Neither this Agreement nor any document to be delivered by Legend (including the Legend Disclosure Letter) nor any certificate, report, statement or other document furnished by Legend in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that Legend has knowledge of that has not been disclosed to the Vendor in writing that could reasonably be expected to have a Material Adverse Effect on Legend.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES PERTAINING TO THE PURCHASER

The Purchaser and Legend jointly and severally represent and warrant to the Vendor as follows and acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with its sale of the Purchased Assets:

7.1	Organization

The Purchaser is duly incorporated and organized, and is validly subsisting under the laws of the Province of Alberta. The Purchaser has the corporate power and authority to own or lease or dispose of its undertakings, property and assets and to carry on the business as now being conducted by it.

7.2	Authorization

The Purchaser has all necessary corporate power and authority to enter into this Agreement and the documents ancillary to this Agreement and to perform its obligations hereunder and thereunder. All necessary corporate action has been taken by the Purchaser to authorize its execution and delivery of this Agreement and the documents ancillary to this Agreement to be delivered by it and the performance of its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and the discretionary nature of any equitable remedies and defences or similar laws of general application.

7.3	Availability and Source Funds

Purchaser has arranged to have available by the Closing Date sufficient immediately available funds in Canadian Dollars to enable it to pay in full the Purchase Price (and any subsequent adjustments thereto) to the Vendor as herein provided and otherwise to fully perform its obligations under this agreement. The funds which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (“PCMLTFA”) and the Purchaser acknowledges that the Vendor may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement, on a confidential basis, pursuant to the PCMLTFA. To the best of the Purchaser’s knowledge:

(a)	none of the funds to be provided by the Purchaser:

(i)	have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or

(ii)	are being tendered on behalf of a Person who has not been identified to the Purchaser; and

(b)	it shall promptly notify the Vendor if the Purchaser discovers that any of such representations ceases to be true and to provide the Vendor with appropriate information in connection therewith.

7.4	Corporate

The Purchaser has authorized an unlimited number of common shares. As at that date hereof, ten (10) common shares are issued and outstanding. Except as set forth above there are no securities of the Purchaser outstanding and no options, warrants or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale or transfer by the Purchaser of any shares of the Purchaser, nor are there any outstanding stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or other attributes of the Purchaser. All outstanding shares of the Purchaser have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of any pre-emptive rights, and all shares issuable upon exercise of outstanding options and warrants in accordance with their respective terms will, when issued, be duly authorized and validly issued, fully paid and non-assessable and will not be subject to any pre-emptive rights.

7.5	No Alteration of Business

The Purchaser was established for the purposes of this transaction contemplated in this Agreement and has not conducted any business and has no property (other then the cash consideration paid by its sole shareholder, Legend) and is not a party to any Contract except for this Agreement and Contracts with its legal and other professional advisors.

Legend hereby guarantees performance by Purchaser of all obligations of Purchaser under the Agreement. Vendor shall not be required to seek to enforce or resort to any remedies against Purchaser with respect to its obligations under the Agreement prior to seeking to enforce such guarantee against Legend.

7.6	No Violation

The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions herein provided for will not (whether after the passage of time or notice or both), result in:

(a)

the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchaser under: (i) any Contract to which the Purchaser is a party or by which any of its respective undertakings, properties or assets are bound or affected; (ii) any provision of the provision of its constating documents or by-laws or resolutions of its board of directors (or any committee thereof) or shareholders of the Purchaser; (iii) any judgment, decree, order or award of any Government Authority; (iv) any Permit, approval, consent or authorization held by the Purchaser or held for the benefit of or necessary to the operation of the Purchased Assets; or (v) any Applicable Law; and

(b)	the creation or imposition of any Encumbrance on any of the assets held by the Purchaser;

7.7	Conduct of Business and Permits

The Purchaser has complied with, and has conducted and is conducting its business in compliance with, all Applicable Laws. The Purchaser has all Permits, approvals, consents, certificates, registrations or authorizations necessary to conduct it business.

7.8	Residency

The Purchaser is not a non-resident of Canada for the purposes of the Tax Act.

7.9	GST Registration

The Purchaser is a registrant for purposes of the ETA.

7.10	Full Disclosure

Neither this Agreement nor any document to be delivered by the Purchaser nor any certificate, report, statement or other document furnished by the Purchaser in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There has been no event, transaction or information that has come to the attention of the Purchaser that has not been disclosed to the Vendor in writing that could reasonably be expected to have a Material Adverse Effect on the Purchaser.

ARTICLE 8

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

8.1	Survival of Covenants, Representations and Warranties

The covenants, representations and warranties contained in this Agreement and in all certificates and documents delivered pursuant to or contemplated by this Agreement shall survive the closing of the transactions contemplated in this Agreement and shall continue for the applicable limitation period notwithstanding such closing nor any investigation made by or on behalf of the Party entitled to the benefit thereof or any knowledge of such party; provided, however, that:

(a)	the representations and warranties set out in Article 5, Article 6 and Article 7 and the corresponding representations and warranties set out or incorporated in the certificates to be delivered pursuant to Article 10 shall terminate 12 months after the Closing Date, except in instances of fraud, in which case such representations and warranties shall survive indefinitely; and

(b)	the representations and warranties contained in Section 6.8 and 6.9 shall survive until the expiration of all applicable time periods for assessment, reassessment, liens and appeals relating thereto, and any claim for breach of such representations and warranties, to be effective, must be asserted in writing prior to ninety (90) days after such expiration.

ARTICLE 9

COVENANTS

9.1	Access to Purchased Assets

The Vendor shall forthwith make available to the Purchaser and its authorized representatives and, if requested by the Purchaser, provide a copy to the Purchaser of, all title documents, Contracts, financial statements, policies, plans, reports, licences, orders, permits, books of account, accounting records and all other documents, information and data relating to the Purchased Assets, and as required, the Lands. The Vendor shall afford the Purchaser and its authorized representatives every reasonable opportunity to have free and unrestricted access to the Purchased Assets. The exercise of any rights of inspection by or on behalf of the Purchaser under this Section 9.1 shall not mitigate or otherwise affect any of the representations and warranties of the Vendor hereunder, which shall continue in full force and effect as provided in Section 8.1.

9.2	Conduct of Purchased Assets Prior to Closing

(a)	Without in any way limiting any other obligations of the Vendor hereunder, from the Effective Date to the Time of Closing:

(i)	Conduct Business in the Ordinary Course. The Vendor shall: (i) operate and maintain the Purchased Assets only in the ordinary and normal course of business consistent with past practice and shall not, without the prior written consent of the Purchaser, enter into any transaction or refrain from doing any action that, if effected, would constitute a breach of any representation or warranty, or would constitute a breach of any covenant or other obligation of the Vendor contained herein; (ii) pay its liabilities only when due and in amounts and at times which are consistent with past practice; (iii) perform and comply with all covenants and conditions in the Title and Operating Documents and any other agreements and documents to which the Purchased Assets are subject; and (iv) not enter into any material Contracts or obligations or commitments out of the ordinary course of business with respect to the Purchased Assets (Vendor’s share of which is $50,000 for any single item) without the written consent of the Purchaser, except as may be reasonably necessary to protect, ensure life and safety or preserve the Purchased Assets or title to the Purchased Assets.

(b)	Continue Insurance. The Vendor shall continue to maintain in full force and effect all policies of insurance or renewals thereof now in effect.

(c)	Best Efforts. The Vendor shall use its commercially reasonable efforts to satisfy the conditions contained in Section 10.1.

9.3	Conduct of Legend’s Assets Prior to Closing

Without in any way limiting any other obligations of Legend or the Purchaser hereunder, during the period from the date hereof to the Time of Closing:

(a)	Conduct Business in the Ordinary Course. Legend shall: (i) conduct Legend’s assets only in the ordinary and normal course consistent with past practice and shall not, without the prior written consent of the Vendor, enter into any transaction or refrain from doing any action that, if effected before the date of this Agreement, would constitute a breach of any representation or warranty, or would constitute a breach of any covenant or other obligation of Legend contained herein; (ii) maintain and conduct Legend’s assets on a basis consistent with past practice; (iii) pay its liabilities only when due and in amounts and at times which are consistent with past practice; (iv) not enter into any material Contracts with respect to Legend’s assets, without the consent of the Vendor, which consent shall not be unreasonably withheld; and (vi) maintain in full force and effect all policies of insurance or renewals thereof now in effect.

(b)	Continue Insurance. Legend and the Purchaser shall continue to maintain in full force and effect all policies of insurance or renewals thereof now in effect.

(c)	Best Efforts. Legend and the Purchaser shall use their best efforts to satisfy the conditions contained in Section 10.2.

9.4	Abandonment and Reclamation

Following the Closing Date, Purchaser shall in compliance with applicable Environmental Laws (including in accordance with timing requirements thereunder) perform or arrange for performance of all abandonment and reclamation obligations pertaining to the Purchased Assets which, in the absence of this Agreement would be the responsibility of the Vendor. Purchaser shall be liable to Vendor and the Vendor Indemnified Parties for and shall indemnify Vendor and the Vendor Indemnified Parties from and against all losses, costs, claims, damages, expenses and liabilities suffered, sustained, paid or incurred by Vendor or the Vendor Indemnified Parties should Purchaser fail to timely perform such obligations.

9.5	SEC Filings and Registration Rights

(a)	Form 10 Information. Legend shall, within 30 calendar days following the Closing Date, file with the SEC a Report on Form 8-K that contains current “Form 10 information” (as such term is defined in Rule 144 under the Securities Act) (the “Super 8-K”). For greater certainty, the “Form 10 information” contained in such Super 8-K shall be prepared as of a date no earlier than the Closing Date.

(b)	SEC Filings. Legend shall timely file with the SEC all reports and other materials required to be filed by Legend pursuant to Section 13 or 15(d) of the Exchange Act.

(c)	Resale Registration Statement. Legend shall, within 30 calendar days following the Closing Date, file with the SEC under the Securities Act, a registration statement on Form S-1 (or such other form as Legend may then be permitted to use) (the “Resale Registration Statement”) in order to permit the resale by the Vendor of the Shares issuable to the Vendor, pursuant to Section 3.1 hereunder, on the Closing Date (the “Closing Shares”). Legend shall use reasonable best efforts to cause the Resale Registration Statement to become effective, and to continuously maintain the effectiveness of the Resale Registration Statement until the earlier of (i) the date on which all of the Closing Shares have been sold by the Vendor and (ii) the date that is 12 months following the date on which the Super 8-K is filed with the SEC (provided that in the case of clause (ii), Legend shall also have provided to the Vendor an officers’ certificate to the effect that as of such date Legend meets the requirements of Rule 144(i)(2)).

(d)	Piggyback Registration Rights. For so long as the Vendor holds any Shares, the Vendor shall have the right to include any of its Shares, other than, to the extent not already registered under the Resale Registration Statement, the Closing Shares, (the “Additional Shares”) in any registration of Legend’s Common Shares under the Securities Act. In order to give effect to the foregoing provision, Legend shall provide the Vendor with a minimum of 10 Business Days’ advance written notice of any proposed registration of Legend’s securities under the Securities Act, and upon receipt of such notice, Legend shall, if it desires to include any Additional Shares in such registration, within 7 Business Days of receipt of such notice, provide written notice to Legend with respect to the number of Additional Shares that the Vendor desires to have included in such registration. Legend shall include all of such Additional Shares in such registration.

9.6	TSX Approval

The Parties shall provide all necessary information, including, without restricting the generality of the forgoing, all financial statements and oil and gas information as may be reasonably required for the Vendor to receive approval from the Toronto Stock Exchange relating to the Agreement.

9.7	Seismic Data (other than Vendor Proprietary Seismic Data)

(a)	In the event that the Purchaser wishes to obtain a copy of any or all of the Joint Venture Proprietary Seismic Data, the Purchaser shall be solely responsible for obtaining any consent required for the copying thereof and all costs and expenses (including third party licensing fees) associated with the licensing of any such Joint Venture Proprietary Data. The Vendor shall waive its share of any such fees.

(b)	In the event that the Purchaser wishes to obtain a copy of any or all of the Trade Seismic Data, the Purchaser shall be solely responsible for obtaining any consent required for the copying thereof and all costs and expenses (including third party licensing fees) associated with the licensing of any Trade Seismic Data and acknowledges that Vendor has no obligation or right to assign or obtain Trade Seismic Data to Purchaser.

9.8	Delivery of Conveyancing Documents

The Vendor shall deliver to the Purchaser all necessary deeds, conveyances, bills of sale, assurances, registerable transfers, novation agreements, specific assignments, trust agreements and any other documentation necessary or reasonably required to transfer the Purchased Assets to the Purchaser, free and clear of all Encumbrances whatsoever except for Permitted Encumbrances.

9.9	Delivery of Vendor’s Closing Documentation

The Vendor shall deliver to the Purchaser at the Time of Closing:

(a)	a General Conveyance executed by the Vendor;

(b)	the Lock-Up Agreement executed by the Vendor;

(c)	a certificate of good standing as a corporation existing under the laws of the Province of Alberta at the Time of Closing;

(d)	a receipt acknowledging receipt of the Purchase Price from the Purchaser;

(e)	the Specific Conveyances;

(f)	any consents required from third parties, including the Vendor’s lendors with respect to the transactions contemplated by this Agreement;

(g)	except in relation to Permitted Encumbrances a no-interest letter from the Vendor’s lendor’s with respect to its security interests in connection with the Purchased Assets; and such other “no interest” letters as may be required with respect to any security interest created or granted by the Vendor prior to the Time of Closing;

(h)	evidence of receipt of all required Authorizations for consummation of the purchase and sale contemplated in this Agreement, including, the TSX approval, as provided in Section 9.4;

(i)	a certificate as described in Section 10.1(a) and Section 10.1(b);

(j)	a certified copy of a resolution of the board of directors of the Vendor authorizing and approving the transactions contemplated in this Agreement;

(k)	a certified copy of a resolution (or certified copy of the minutes of meeting) of the shareholders of the Vendor authorizing and approving the transactions contemplated in this Agreement;

(l)	the Title and Operating Documents;

(m)	the legal opinion contemplated in Section 10.1(i);

(n)	such other item as may be specifically required hereunder or as may be reasonably requested by the Purchaser.

9.10	Delivery of Purchaser’s Closing Documentation

The Purchaser and Legend shall deliver to the Vendor at the time of Closing:

(a)	a General Conveyance executed by the Purchaser;

(b)	a certificate of good standing for Legend as a corporation existing under the laws of the State of Colorado at the Time of Closing and a certificate of good standing for Purchaser as a corporation existing under the laws of the Province of Alberta at the Time of Closing;

(c)	the cash component of the Purchase Price, adjusted as provided in Section 3.3(a);

(d)	certificates representing the Shares duly endorsed for transfer;

(e)	a certified copy of a resolution of the board of directors of the Purchaser and Legend authorizing and approving the transactions contemplated in this Agreement; and

(f)	a certificate executed by Purchaser and Legend as described in Section 10.2(a) and Section 10.2(b);

(g)	the legal opinion contemplated in Section 10.2(j);

(h)	a certificate as described in Section 10.2(l); and

(i)	such other item as may be specifically required hereunder or as may be reasonably requested by the Vendor.

ARTICLE 10

CONDITIONS OF CLOSING

10.1	Conditions of Closing in Favour of the Purchaser and Legend

The following shall be conditions precedent to the Purchaser’s and Legend’s respective obligations to complete the purchase and sale contemplated by this Agreement, and which shall be for the exclusive benefit of the Purchaser and Legend:

(a)	Representations and Warranties. The representations and warranties of the Vendor contained in Article 5 shall be true and correct in all material respects at the Time of Closing with the same force and effect as if such representations and warranties were made at and as of such time, and a certificate of the President of the Vendor, dated the Closing Date, to that effect shall have been delivered to the Purchaser and Legend, such certificate to be in form and substance satisfactory to the Purchaser, acting reasonably.

(b)	Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendor at or before the Time of Closing shall have been complied with or performed, and a certificate of the President of the Vendor, dated the Closing Date, to that effect shall have been delivered to the Purchaser and Legend, such certificate to be in form and substance satisfactory to the Purchaser, acting reasonably.

(c)	Authorizations. All necessary regulatory and contractual Authorizations shall have been obtained as are required to be obtained by the Vendor to permit the change of ownership of the Purchased Assets contemplated hereby, including, without limitation, those described in the Vendor Disclosure Letter, in each case in form and substance satisfactory to the Purchaser, acting reasonably.

(d)	No Action or Proceeding. No legal or regulatory Claim shall be pending or threatened by any Person other than a Party hereto to enjoin, restrict or prohibit the purchase and sale of the Purchased Assets contemplated hereby.

(e)	No Material Adverse Effect. There shall have been no Material Adverse Effect in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the Purchased Assets since the date of the Vendor Financial Statements or the Effective Date.

(f)	Legal Matters. All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto, and all legal matters relating to the purchase of the Purchased Assets, shall have been approved as to form and legality by the Purchaser’s Counsel, acting reasonably.

(g)	Shareholder Approval of Vendor. The sale of the Purchased Assets shall have been approved by the shareholders of the Vendor prior to the Time of Closing.

(h)	Toronto Stock Exchange Approval. The Toronto Stock Exchange shall have given any necessary approval of the transaction prior to the Time of Closing.

(i)	Legal Opinion. An opinion by Vendor’s counsel, in form and substance satisfactory to the Purchaser and Legend, each acting reasonably, dated the Closing Date, shall have been delivered to the Purchaser and Legend with respect to the good standing of the Vendor and the receipt of the necessary corporate approvals by the Vendor.

(i)	Lock-Up Agreement. Legend shall have received from Vendor a fully executed Lock-Up Agreement.

If any of the conditions described in this Section 10.1 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of Legend and the Purchaser, acting reasonably, the Purchaser may, by written notice to the Vendor, terminate this Agreement and the obligations of the Parties under this Agreement, other than the obligations contained in Sections 15.6; without limiting their right to commence proceedings in respect of any Losses and Liabilities, if any, suffered by either or both of Legend and the Purchaser, where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Vendor. Any condition may be waived in whole or in part by Legend and the Purchaser without prejudice to any remedies or other claims either may have for breach of covenant, representation or warranty by the Vendor.

10.2	Conditions of Closing in Favour of the Vendor

The following shall be conditions precedent to the Vendor’s obligations to complete the purchase and sale contemplated by this Agreement, and which shall be for the exclusive benefit of the Vendor:

(a)	Representations and Warranties. The representations and warranties of the Purchaser and Legend contained in Article 6 and Article 7, respectively shall be true and correct in all material respects at the Time of Closing with the same force and effect as if such representations and warranties were made at and as of such time, and a certificate of a senior officer of the Purchaser, dated the Closing Date, to that effect shall have been delivered to the Vendor, such certificate to be in form and substance satisfactory to the Vendor acting reasonably.

(b)	Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser and Legend at or before the Time of Closing shall have been complied with or performed, and certificates of the President of the Purchaser and Legend, dated the Closing Date, to that effect shall have been delivered to the Vendor, such certificate to be in form and substance satisfactory to the Vendor, acting reasonably.

(c)	Authorization. The Vendor shall have received resolutions of each of the Board of Directors and the Shareholders of Vendor approving the purchase and sale contemplated by this Agreement and the delivery and performance of this Agreement.

(d)	Consents. All necessary regulatory and contractual consents and approval shall have been obtained as are required to be obtained by the Purchaser and Legend to permit the change of ownership of the Purchased Assets contemplated hereby, including, without limitation, those described in the Vendor Disclosure Letter, in each case in form and substance satisfactory to the Vendor, acting reasonably.

(e)	General Security Agreement. The Purchaser shall provide a general security agreement in a form satisfactory to the Vendor to secure its obligations under the Agreement, including but not limited to its obligations under Sections 4.1 and 4.4.

(f)	No Action or Proceeding. No Claims shall be pending or threatened by any Person other than a Party hereto to enjoin, restrict or prohibit the purchase and sale of the Purchased Assets contemplated hereby.

(g)	No Material Adverse Effect. There shall have been no Material Adverse Effect in the condition (financial or otherwise), assets, liabilities, operations, earnings, business or prospects of the Purchaser or Legend since the date of Legend Financial Statements.

(h)	Legal Matters. All actions, proceedings, instruments and documents required to implement this Agreement, or instrumental thereto, shall have been approved as to form and legality by the Vendor’s counsel, acting reasonably.

(i)	Shareholder Approval of Vendor. The sale of the Purchased Assets shall have been approved by the shareholders of the Vendor prior to the Time of Closing.

(j)	Toronto Stock Exchange Approval. The Toronto Stock Exchange shall have given any necessary approval of the transaction prior to the Time of Closing.

(k)	Legal Opinion. An opinion by Legend’s counsel, being Lane Powell, in form and substance satisfactory to the Vendor, acting reasonably, dated the Closing Date, shall have been delivered to the Vendor with respect to the good standing of the Purchaser and Legend, the receipt of the necessary approvals and as to the due issance of the Common Shares by Legend.

(l)	Lock-Up Agreements. Vendor shall have received a certificate from Legend’s U.S. counsel, being Lane Powell, certifying that each person who has entered into a subscription agreement with Legend has executed a lock-up agreement in the form of Lock-Up Agreement attached hereto as Schedule 5.

If any of the conditions described in this Section 10.2 shall not be performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendor, acting reasonably, the Vendor may, by written notice to Legend and the Purchaser, terminate this Agreement and the obligations of the Parties under this Agreement, other than the obligations contained in Section 15.6; without limiting their right to commence proceedings in respect of any Losses and Liabilities, if any if any, suffered by it, where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant, representation or warranty by the Purchaser or Legend. Any condition may be waived in whole or in part by the Vendor without prejudice to any remedies or other claims it may have for breach of covenant, representation or warranty by Legend or the Purchaser.

ARTICLE 11

TITLE DEFECTS

11.1	Deficiency Statement

No later than five (5) days prior to Time of Closing, the Purchaser may provide to the Vendor a deficiency statement which lists all Title Defects in reasonable detail, together with the Purchaser’s requirements for rectifying the same, including all agreements, or other instruments, which appear to be missing and which are reasonably necessary in order to establish the Vendor’s title to the Purchased Assets.

11.2	Election

(a)	The Vendor will use commercially reasonable efforts to furnish all missing Title and Operating Documentation and to remedy the Title Defects. If the Vendor fails or is unable to satisfy any Title Defect to the reasonable satisfaction of the Purchaser on or before the Business Day prior to Closing Time, the Purchaser will be entitled to elect at or before the Time of Closing by written notice to the Vendor, to do one of the following:

(i)	where the cumulative amount by which the value of the affected interests has been reduced is, in the Purchaser’s opinion acting reasonably, less than 15% of the Purchase Price, the Purchaser shall complete the purchase of the Vendor’s interest in and to the Purchased Assets without adjustment of the Purchase Price on account of such defects or omissions; or

(ii)	where the cumulative amount by which the value of the affected interests has been reduced is, in the Purchaser’s opinion acting reasonably, 15% or more of the Purchase Price:

(A)	delay the Closing Date to a date mutually agreeable to the Parties, in which case:

(I)	the Vendor shall make further attempts to cure or remove the uncured Title Defects; and

(II)	when such mutually agreeable time and date arrives, the elections pursuant to this Subsection 11.2(a)(ii) shall once again be made; or

(B)	waive the uncured Title Defects, in which case all of the Vendor’s interest in and to the Purchased Assets shall be purchased by the Purchaser without an adjustment to the Purchase Price; or

(C)	require the Vendor to elect as to whether the Vendor will sell the Vendor’s interest in and to the Purchased Assets and proceed to Closing or remove the Purchased Assets affected by the uncured Title Defects and reduce the Purchase Price by the value of the removed Purchased Assets. In the event that the Parties disagree as to the value allocated by the Purchaser to the removed Purchased Assets, the Parties will resolve the dispute in accordance with Section 11.3.

(b)	Failure of the Purchaser to make an election at or before the Time of Closing pursuant to Section 11.2 shall be deemed to be an election by the Purchaser pursuant to Subsection 11.2(a)(ii)(B).

(c)	Upon Time of Closing, the Purchaser will be deemed to have waived permanently all Title Defects pertaining to the acquired Assets.

11.3	Arbitration

If the Parties disagree with the value allocated to an affected interest, the Parties shall forthwith meet in good faith to discuss the issue. If after such a meeting, the issue has not been resolved or if a Party does not forthwith meet to discuss the issue, the issue shall be resolved by referral to arbitration in accordance with the provisions of Article 14. Closing of the transaction shall proceed based on the value allocated by the Purchaser, acting reasonably and subject to adjustment following the decision of the Arbitration. Forthwith after the decision of the arbitrator has been rendered, if the value determined by the arbitrator differs from the value allocated by the Purchaser, the Parties shall forthwith make an adjustment to the Purchase Price between themselves to reflect the decision of the arbitrator.

ARTICLE 12

CLOSING DATE AND TRANSFER OF POSSESSION

12.1	Transfer of Possession

Subject to compliance with the terms and conditions hereof, the transfer of title and possession of the Purchased Assets will pass to the Purchaser and will be deemed to take effect as of the Closing Date at the Closing Time.

12.2	Place of Closing

The closing shall take place at the Time of Closing at the offices of Borden Ladner Gervais LLP, Centennial Place, East Tower, 1900, 520 – 3rd Avenue SW, Calgary, Alberta.

12.3	Further Assurances

From time to time subsequent to the Closing Date, each Party covenants and agrees that it will at all times after the Closing Date, at the expense of the requesting Party, promptly execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as the other Party, acting reasonably, may from time to time request in writing be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement by any of the Parties or any of the respective obligations intended to be created hereby or thereby.

12.4	Delivery of Title and Operating Documents

Unless the Parties otherwise agree in writing, the Vendor shall deliver to the Purchaser, in an organized form, all records, files, reports, data and documents constituting the Miscellaneous Interests, as soon as is practicable after the Closing Date (and in any event no later than 10 days after the Closing Date), provided that if the Vendor retains any interest in any property to which a Title and Operating Document relates, the Vendor may retain the original copy and provide a photocopy to the Purchaser.

12.5	Risk of Loss

From the date hereof up to the Time of Closing, the Purchased Assets shall be and remain at the risk of the Vendor. If, prior to the Time of Closing, all or any part of the Purchased Assets that are necessary to carry on the Purchased Assets as currently conducted are destroyed or damaged by fire or any other casualty or shall be appropriated, expropriated or seized by a Governmental Authority, the Purchaser shall, in the Purchaser’s sole discretion, either (i) complete the purchase without reduction of the Purchase Price, in which event all proceeds of insurance or compensation for expropriation or seizure shall be paid to the Purchaser at the Time of Closing and all right and claim of the Vendor to any such amounts not paid by the Closing Date shall be assigned at the Time of Closing to the Purchaser; or (ii) terminate this Agreement without any further obligation on its or Legend’s part hereunder.

ARTICLE 13

INDEMNIFICATION

13.1	Indemnification by the Vendor

The Vendor agrees to indemnify and save harmless the Purchaser/Legend Indemnified Parties from all Losses and Liabilities suffered or incurred by the Purchaser/Legend Indemnified Parties as a result of or arising directly or indirectly out of or in connection with any breach of any covenant by the Vendor or any inaccuracy of any representation or warranty of the Vendor contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto, provided:

(a)	that the Vendor shall be not required to indemnify or save harmless the Purchaser/Legend Indemnified Parties in respect of any breach or inaccuracy of any covenant, representation or warranty unless the Purchaser/Legend Indemnified Parties shall have provided notice to the Vendor in accordance with Section 15.1 on or prior to the expiration of the applicable time period related to such covenant, representation and warranty as set out in Section 8.1; and

(b)	that the obligation of the Vendor to indemnify the Purchaser and Legend pursuant to this Section 13.1 shall be applicable only if the aggregate of all those Losses and Liabilities incurred by the Purchaser/Legend Indemnified Parties is in excess of $25,000 (the “Threshold Losses”). If the aggregate of all those Losses and Liabilities incurred by the Purchaser/Legend Indemnified Parties exceeds the Threshold Losses, the Vendor shall be obliged to indemnify the Purchaser/Legend Indemnified Parties for all of those Losses and Liabilities suffered or incurred by the Purchaser/Legend Indemnified Parties, including the amount of the Threshold Losses.

13.2	Indemnification by the Purchaser and Legend

The Purchaser and Legend agree to indemnify and save harmless the Vendor Indemnified Parties from all Losses and Liabilities suffered or incurred by the Vendor Indemnified Parties as a result of or arising directly or indirectly out of or in connection with any breach of any covenant by Legend or the Purchaser, or any inaccuracy of any representation or warranty of Legend or the Purchaser contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto, provided:

(a)	that Legend and the Purchaser shall not be required to indemnify or save harmless the Vendor Indemnified Parties in respect of any breach or inaccuracy of any covenant representation or warranty unless the Vendor Indemnified Parties shall have provided notice to Legend and the Purchaser in accordance with Section 15.1 on or prior to the expiration of the applicable time period related to such covenant representation and warranty as set out in Section 8.1); and

(b)	that the obligation of Legend and the Purchaser to indemnify the Vendor Indemnified Parties pursuant to this Section 12.2 shall be applicable only if the aggregate of all those Losses and Liabilities incurred by the Vendor Indemnified Parties is in excess of the Threshold Losses. If the aggregate of all those Losses and Liabilities incurred by the Vendor exceeds the Threshold Losses, Legend and the Purchaser shall be obliged to indemnify the Purchaser Indemnified Parties for all of those Losses and Liabilities incurred by the Vendor Indemnified Parties, including the amount of the Threshold Losses.

13.3	Abandonment and Reclamation

Purchaser shall see to the timely performance of all abandonment and reclamation obligations pertaining to the Purchased Assets which, in the absence of this Agreement would be the responsibility of the Vendor. Purchaser shall be liable to Vendor for and shall indemnify Vendor from and against all Losses and Liabilities suffered, sustained, paid or incurred by Vendor should Purchaser fail to timely perform such obligations.

13.4	Cumulative Rights

The rights, recourses and remedies provided to the indemnified Party under this Article 12 are in addition to any other right an indemnified Party may have or may hereafter acquire under any Applicable Law or any other provision of this Agreement or otherwise, and any right, recourse or remedy of the indemnified Party may be asserted completely against the indemnifying Party, without regard to the rights, recourses or remedies the indemnified Party may have against any third party.

13.5	Consequential Damages

In no event shall a Party be liable to the other Party for special or consequential damages.

ARTICLE 14

DISPUTE RESOLUTION

14.1	Arbitration Proceedings

The Parties will attempt to resolve any dispute arising hereunder through consultation and negotiation in good faith. If those attempts fail, a Party may, by notice to the other Party at any time during those negotiations, refer the dispute to binding arbitration for final resolution if the dispute pertains to the value of Purchased Assets for which Title Defects remain uncured under Article 11. Any such arbitration, and any other arbitration the Parties may agree to conduct hereunder, will be conducted under the Commercial Arbitration Rules of The Canadian Foundation for Dispute Resolution.

ARTICLE 15

MISCELLANEOUS

15.1	Notices

Except as otherwise provided in this Agreement, any notices under this Agreement shall be in writing and shall be effective: (a) upon delivery by hand, (b) when sent by a nationally recognized overnight courier service, in which case notice shall be deemed delivered one (1) business day after deposit with the courier; or (c) by facsimile, if a copy of the notice is also sent by government post, first class postage prepaid, in which case notice shall be deemed delivered on transmittal by facsimile provided that a transmission report is generated reflecting the accurate transmission of the notices, in each case to the Parties as follows:

if to the Purchaser or Legend:

LEGEND OIL AND GAS LTD.
1420 5th Avenue, Suite 2200
Seattle, WA 98101
Attention:	James Vandeberg
Fax No.	206-224-2880

with a copy to:

MACLEOD DIXON LLP
3700, 400 - 3rd Avenue SW
Calgary, Alberta, T2P 4H2
Attention:	Richard Skeith
Fascimile:	403-264-5973

if to the Vendor:

INTERNATIONAL SOVEREIGN ENERGY CORP.
1750, 801 - 6th Avenue SW Calgary, AB T2P 3W2

Attention:	Sharad Mistry, President
Fascimile:.	(403) 264-7035

with a copy to:

BORDEN, LADNER, GERVAIS LLP Centennial Place, East Tower 1900, 520 – 3rd Avenue SW Calgary, Alberta T2P 0R3

Attention :	Angie Redecopp
Fascimile :	(403) 266-1395

Either Party may at any time change its address for service from time to time by giving notice to the other Party in accordance with this Section 15.1.

15.2	Non-Transferability

(a)	Subject to Sections 15.2(b) and 15.2(c), to the extent that any Purchased Asset is not capable of being sold, assigned, transferred, delivered or subleased without the consent or waiver of any Person, or if such sale, assignment, transfer, delivery or sublease, or attempted sale, assignment, delivery or sublease would constitute a breach thereof or a violation of any Applicable Law, this Agreement shall not constitute a sale, assignment, transfer, delivery or sublease thereof, or an attempted sale, assignment, transfer, delivery or sublease thereof until such consent or waiver of the applicable Person is received.

(b)	The Vendor shall use its commercially reasonable efforts (and the Purchaser shall reasonably cooperate with the Vendor) on or before the Closing Date and thereafter as required, to obtain the consents and waivers referred to in Section 15.2(a) and to resolve the impediments to the sale, assignment, transfer, delivery or sublease referred to in Section 15.2(a), and to obtain any other consents and waivers necessary to convey to the Purchaser all of the Purchased Assets.

(c)	Subject to the written approval of the Purchaser, in its sole discretion, to the extent that the consents and waivers referred to in Section 15.2(a) are not obtained by the Vendor, or until the impediments to the sale, assignment, transfer, delivery or sublease referred to therein are resolved, the Vendor shall, after the Closing Date:

(i)	hold the benefits of any Purchased Asset referred to in Section 15.2(a) in trust for the Purchaser in accordance with the provisions of this Section 15.2(c);

(ii)	cooperate in any reasonable and lawful arrangement, approved by the Purchaser, designed to provide such benefits to the Purchaser, without the Vendor thereby incurring any financial obligation to the Purchaser; and

(iii)	enforce and perform for the account of the Purchaser, any rights or obligations of the Vendor arising from any Purchased Asset referred to in Section 15.2(a) against or in respect of any Person, including the right to elect to terminate in accordance with the terms thereof upon the advice of the Purchaser;

provided, however, that this Section 15.2(c) shall not constitute a waiver of any right of the Purchaser to require delivery of all consents and waivers on the Closing Date pursuant to Section 10.1.

(d)	If the Vendor provides the Purchaser with the use of any Purchased Asset referred to in Section 15.2(a) without having obtained the necessary consents and waivers referred to in that Section, and if the use by the Purchaser constitutes a breach or violation of any Contract, permit, authorization or approval to which the Vendor is a party or by which the Vendor or such Purchased Asset is bound, the Vendor shall be responsible for any Losses and Liabilities suffered or incurred by the Purchaser/Legend Indemnified Parties arising as a consequence of such breach or violation under any such Contract, Permit, authorization or approval.

15.3	Commissions, etc

The Vendor agrees to indemnify and save harmless the Purchaser from and against all Losses and Liabilities suffered or incurred by the Purchaser/Legend Indemnified Parties in respect of any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for or on behalf of the Vendor. The Purchaser and Legend agree to indemnify and save harmless the Vendor from and against all Losses and Liabilities suffered or incurred by the Vendor Indemnified Parties in respect of any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for or on behalf of the Purchaser, Legend or both of them.

15.4	Consultation

The Parties shall consult with each other before issuing any press release or making any other public announcement with respect to this Agreement or the transactions contemplated hereby and, except as required by any Applicable Law, neither of them shall issue any such press release or make any such public announcement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

15.5	Disclosure

Prior to any public announcement of the transaction contemplated hereby neither Party shall disclose this Agreement or any aspects of such transaction except to its board of directors, its senior management, its legal, accounting, financial or other professional advisors, any financial institution contacted by it with respect to any financing required in connection with such transaction and counsel to such institution, or as may be required by any Applicable Law or any regulatory authority or stock exchange having jurisdiction.

15.6	Confidentiality

Except as required by Applicable Law, the Parties to this Agreement shall maintain the confidentiality of any information received from each other in connection with the transactions contemplated by this Agreement, whether received before or after the date of this Agreement. If the transfer of the Purchased Assets to the Purchaser is not consummated, each shall return to the other any confidential schedules, documents, or other written information obtained from the other in connection with this Agreement whether received before or after the date of this Agreement. The Purchaser and Legend agree that, except as otherwise authorized by the Vendor or required by Applicable Law, neither the Purchaser nor Legend nor their respective representatives, agents or employees will disclose to third parties or use any confidential information or confidential data relating to the Vendor or the Purchased Assets discovered by the Purchaser or Legend or their respective representatives as a result of the Vendor making available to the Purchaser or Legend and their respective representatives the information requested by them in connection with the transactions contemplated herein (“Vendor Confidential Information”). The Vendor agrees that, except as otherwise authorized by the Purchaser or required by Applicable Law, neither the Vendor nor its representatives, agents or employees will disclose to third parties or use any confidential information or confidential data relating to the Purchaser, Legend or the Legend assets discovered by the Vendor or its representatives as a result of the Purchaser or Legend making available to the Vendor and its representatives the information requested by it in connection with the transactions contemplated herein. Notwithstanding the foregoing, the Purchaser and Legend shall be permitted to disclose the Vendor Confidential Information to National Bank Financial with a view to financing the acquisition of the Purchased Assets, including any professional consultants retained by such bank provided that such bank and its respective employees and consultants have been informed of and have agreed to comply with the obligations of confidentiality and restrictions on use contained herein.

15.7	Assignment by Purchaser

No Party may assign its rights and obligations under this Agreement in whole or in part, without the prior written consent of the other Parties.

15.8	Best Efforts

The Parties acknowledge and agree that, for all purposes of this Agreement, an obligation on the part of either Party to use its best efforts to obtain any waiver, consent, approval, permit, licence or other document shall not require such Party to make any payment to any Person for the purpose of procuring the same, other than payments for amounts due and payable to such Person, payments for incidental expenses incurred by such Person and payments required by any Applicable Law.

The remainder of this page intentionally left blank

15.9	Counterparts

This Agreement may be executed in any number of counterparts (and delivered by facsimile or other electronic means), each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the date first set forth above.

INTERNATIONAL SOVEREIGN ENERGY CORP.

Per:	/s/ Sharad Mistry
I have authority to bind the corporation.
Print Name: Sharad Mistry

Title: Chief Executive Officer, Chief Financial Officer

LEGEND OIL AND GAS LTD.

Per:
I have authority to bind the corporation.
Print Name:

Title:

Per:
I have authority to bind the corporation.

LEGEND ENERGY CANADA LTD.

Per:
I have authority to bind the corporation.
Print Name:

Title:

Per:
I have authority to bind the corporation.
Print Name:

Title:

15.9	Counterparts

This Agreement may be executed in any number of counterparts (and delivered by facsimile or other electronic means), each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the date first set forth above.

INTERNATIONAL SOVEREIGN ENERGY CORP.

Per:
I have authority to bind the corporation.
Print Name:

Title:

Per:
I have authority to bind the corporation.
Print Name:

Title:

LEGEND OIL AND GAS LTD.

Per:	/s/ Marshall Diamond-Goldberg
I have authority to bind the corporation.
Print Name: Marshall Diamond-Goldberg

Title:	President

Per:	/s/ James Vandeberg
I have authority to bind the corporation. VP

LEGEND ENERGY CANADA LTD.

Per:	/s/ Marshall Diamond-Goldberg
I have authority to bind the corporation.
Print Name: Marshall Diamond-Goldberg

Title:	President

Per:	/s/ James Vandeberg
I have authority to bind the corporation.
Print Name:

Title: VP

SCHEDULE 1

LANDS, LEASES, HYDROCARBON INTERESTS AND PRODUCTION ENCUMBRANCES

[ILLEGIBLE THROUGHOUT TABLE]

FILE NO.	SPLIT	PROV	AREA	FHCR	LOCATION DESCRIPTION RIGHTS	WELL_NO	PARTNER	WIPERCEN	ROYALTYT	ALLPRODP		PAIDTO	PAIDTOPER	PAID BY	PAIDBYPER	ROYALTY
M0007	A	AB	WILDMERE	CR	TWP 47-RGE 22 PNG from TOP of SURFACE to BASE of MANNVILLE		THIRD PARTY	100	LSR	S/S		LESSOR	100	THIRD PARTY	100	ON 100.0000% PRODUCTION; NONCONV.
M0958	A	AB	WILDMERE	CR	TWP 47-RGE 12 (LSD 13 PNG from TOP of SURFACE to BASE of VIKING	100/13-12-047-05-W4/00	THIRD PARTY	100	LSR	S/S		LESSOR	100	THIRD PARTY	100	ON 100.0000% PRODUCTION; NONCONV.
M0958	B	AB	WILDMERE	CR	TWP 47-RGN & SE 14 PNG from TOP of SURFACE to BASE of MANNVILLE	100/01-14-047-05-W4/00	THIRD PARTY	100	LSR	S/S		LESSOR	100	THIRD PARTY	100	ON 100.0000% PRODUCTION; NONCONV.
M0958	B	AB	WILDMERE	CR	TWP 47-RG14 (LSDS 3, 5 & 6]	100/02-14-047-05-W4/00			GOR			INTLSVRN	5.41665	THIRD PARTY	100	ON 100.0000% PRODUCTION; NONCONV.
M0958	B	AB	WILDMERE	CR		100/03-14-047-05-W4/00			CONT			THIRD PARTY	16.25		100
M0958	B	AB	WILDMERE	CR		100/06-14-047-05-W4/00			CONT			THIRD PARTY	8.67335		100
M0958	B	AB	WILDMERE	CR		100/07-14-047-05-W4/00			CONT			THIRD PARTY	25		100
M0958	B	AB	WILDMERE	CR		100/10-14-047-05-W4/00			CONT			THIRD PARTY	44.66		100
M0958	B	AB	WILDMERE	CR		100/13-14-047-05-W4/00
M0958	B	AB	WILDMERE	CR		100/14-14-047-05-W4/00
M0958	B	AB	WILDMERE	CR		100/15-14-047-05-W4/00
M0958	B	AB	WILDMERE	CR		100/16-14-047-05-W4/02
M0959	A	AB	WILDMERE	CR	TWP 47-RW 16 PNG from TOP of SURFACE to BASE of MANNVILLE		INTLSVRN	5.41665	LSR	S/S		LESSOR	100	INTLSVRN	5.416663	ON 100.0000% PRODUCTION; NONCONV.
M0959	A	AB	WILDMERE	CR	TWP 47-R( 16 (LSD 10)		THIRD PARTY	25.4175	CONT					THIRD PARTY	25.41749
M0959	A	AB	WILDMERE	CR			THIRD PARTY	9.16745	CONT					THIRD PARTY	9.16745
M0959	A	AB	WILDMERE	CR			THIRD PARTY	25	CONT					THIRD PARTY	25
M0959	A	AB	WILDMERE	CR			THIRD PARTY	25	CONT					THIRD PARTY	25
M0959	A	AB	WILDMERE	CR			THIRD PARTY	9.9984	CONT					FREEHOLD	9.9984
M0959	B	AB	WILDMERE	CR	TWP 47-R( 16 (LSDS 2, PNG from TOP of SURFACE to BASE of MANNVILLE	100/02-16-047-04-W4/00	INTLSVRN	5.41665	LSR	S/S		LESSOR	100	INTLSVRN	5.416663	ON 100.0000% PRODUCTION; NONCONV.
M0959	B	AB	WILDMERE	CR		100/07-16-047-04-W4/00	THIRD PARTY	16.25	CONT					THIRD PARTY	16.41666
M0959	B	AB	WILDMERE	CR			THIRD PARTY	18.33495	CONT					THIRD PARTY	18.33495
M0959	B	AB	WILDMERE	CR			THIRD PARTY	25	CONT					THIRD PARTY	25
M0959	B	AB	WILDMERE	CR			THIRD PARTY	25	CONT					THIRD PARTY	25
M0959	B	AB	WILDMERE	CR			THIRD PARTY	9.9984	CONT					FREEHOLD	9.9984
M1025	A	AB	WILDMERE	CR	TWP 47-R( 18 (LSDS 3 PNG from TOP of SURFACE to BASE of MANNVILLE		THIRD PARTY	5.41665	LSR	S/S		LESSOR	100	INTLSVRN	5.416663	ON 100.0000% PRODUCTION; NONCONV.
M1025	A	AB	WILDMERE	CR	TWP 47-RN & SE 18		THIRD PARTY	25.4175	CONT					THIRD PARTY	25.41749
M1025	A	AB	WILDMERE	CR	TWP 47-RS, NW 20, 20 (LSDS 9, 10 & 15		THIRD PARTY	9.16745	CONT					THIRD PARTY	9.16745
M1025	A	AB	WILDMERE	CR	TWP47-R29 (LSDS 3 & 4)		THIRD PARTY	25	CONT					THIRD PARTY	25
M1025	A	AB	WILDMERE	CR	TWP 47-RS 30		THIRD PARTY	25	CONT					THIRD PARTY	25
M1025	A	AB	WILDMERE	CR			THIRD PARTY	9.9984	CONT					FREEHOLD	9.9984
M1025	B	AB	WILDMERE	CR	TWP 47-R 18 LSDS 4 PNG from TOP of SURFACE to BASE of MANNVILLE	CO/05-18-047-04-W4/00	INTLSVRN	5.41665	LSR	S/S		LESSOR	100	INTLSVRN	5.416663	ON 100.0000% PRODUCTION; NONCONV.
M1025	B	AB	WILDMERE	CR	TWP 47-R( 20 (LSD 16)		THIRD PARTY	16.25	CONT					THIRD PARTY	16.41666
M1025	B	AB	WILDMERE	CR	TWP 47-RSW 28		THIRD PARTY	18.33495	CONT					THIRD PARTY	18.33495
M1025	B	AB	WILDMERE	CR	TWP 47-R SE 29, 29 (LSDS 5 & 6)		THIRD PARTY	25	CONT					THIRD PARTY	25
M1025	B	AB	WILDMERE	CR			THIRD PARTY	25	CONT					THIRD PARTY	25
M1025	B	AB	WILDMERE	CR			THIRD PARTY	9.9984	CONT					FREEHOLD	9.9984
M1119	A	AB	HAYS	CR	TWP 13-RS 35 PNG from TOP of SURFACE to BASE of BOW ISLAND	100/06-35-013-16-W4/02	INTLSVRN	60	LSR	S/S		LESSOR	100	INTLSVRN	60	ON 100.0000% PRODUCTION; NONCONV.
M1119	A	AB	HAYS	CR			THIRD PARTY	40	CONT					THIRD PARTY	40
M1125	A	BC	FLATROCK	CR	TWP 85-R( Sec. 17 PNG from TOP of SURFACE to BASE of ARTEX/HALF	100/06-17-085-15-W6/00	INTLSVRN	26.25	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1125	A	BC	FLATROCK	CR			THIRD PARTY	28.25	GOR		7	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1125	A	BC	FLATROCK	CR			THIRD PARTY	0	GOR			THIRD PARTY	50	INTLSVRN	30	S/S: 1/150.0000 (4.0000 - 12.0000%) OIL; 12.0000% GAS; ON 50.0000% PRODUCTION; CONV APO TO 20.0000000%
M1125	A	BC	FLATROCK	CR			THIRD PARTY	16.5	CONT			THIRD PARTY		THIRD PARTY	32.286
M1125	A	BC	FLATROCK	CR			THIRD PARTY	6.25	CONT					THIRD PARTY	18.857
M1125	A	BC	FLATROCK	CR			THIRD PARTY	6.25	CONT					THIRD PARTY	18.857
M1125	A	BC	FLATROCK	CR			THIRD PARTY	16.5	GOR			THIRD PARTY	100	INTLSVRN	30	S/S: 1/150.0000 (3.0000 - 12.0000%) OIL; 12.0000% GAS; ON 37.5000% PRODUCTION; NONCONV
M1128	A	BC	AITKEN CREEK	CR	NTS 94-A-116, 17, 26, PNG from TOP of SURFACE to BASE of CHARLIE LA	d-017-J/094-A-13	THIRD PARTY	100	LSR	S/S		LESSOR	100	THIRD PARTY	100	ON 100.0000% PRODUCTION; NONCONV.
M1128	A	BC	AITKEN CREEK	CR		d-026-J/094-A-13			GOR			INTLSVRN	2.625	THIRD PARTY	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV APO TO 50.0000000%
M1129	A	AB	BERGEN	CR	TWP 32-RNE 6 PNG from TOP of SURFACE to TOP of CARDIUM		THIRD PARTY	20.375	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1129	A	AB	BERGEN	CR			THIRD PARTY	2.14625
M1129	A	AB	BERGEN	CR			THIRD PARTY	7.02129
M1129	A	AB	BERGEN	CR			THIRD PARTY	7.5
M1129	A	AB	BERGEN	CR			THIRD PARTY	4.5
M1129	A	AB	BERGEN	CR			THIRD PARTY	2.711
M1129	A	AB	BERGEN	CR			THIRD PARTY	51.424
M1129	A	AB	BERGEN	CR			INTLSVRN	2.34375
M1129	A	AB	BERGEN	CR			THIRD PARTY	1.5
M1129	A	AB	BERGEN	CR			THIRD PARTY	0.47871
M1144	A	AB	ATLEE-BUFFALO	CR	TWP 20-R( Sec. 21 ALL PNG from BASE of MEDICINE HAT to BASE of VIKING	100/12-21-020-07-W4/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1172	A	BC	UMBACH	CR	NTS 94-H- 78,79,88, PNG from TOP of SURFACE to BASE of BLUESKY	d-079-F/094-H-03	INTLSVRN	1.75	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1172	A	BC	UMBACH	CR			THIRD PARTY	98.25	GOR		2	THIRD PARTY	100	INTLSVRN	3.5	ON 50.0000% PRODUCTION; NONCONV.
M1176	A	AB	LEA PARK	CR	TWP 55-R( Sec. 12 PNG from TOP of SURFACE to BASE of MANNVILLE	100/02-12-055-04-W4/00	INTLSVRN	25	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1176	A	AB	LEA PARK	CR		100/07-12-055-04-W4/00	THIRD PARTY	25
M1176	A	AB	LEA PARK	CR		100/02-32-054-03-W4/00	THIRD PARTY	25
M1176	A	AB	LEA PARK	CR			THIRD PARTY	25
M1180	A	AB	HEATHDALE	CR	TWP 27-RNE 26 PNG from TOP of SURFACE to BASE of VIKING	100/03-26-027-08-W4/02	THIRD PARTY	65	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1180	A	AB	HEATHDALE	CR			THIRD PARTY	35	GOR		5	INTLSVRN	25	THIRD PARTY	100	ON 65.0000% PRODUCTION; NONCONV.
M1182	A	AB	HEATHDALE	FH	TWP 27-RW & SE 26 PNG from TOP of SURFACE to BASE of BASEMENT	100/03-26-027-08-W4/00	THIRD PARTY	65	LSR		20	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1182	A	AB	HEATHDALE	FH		100/03-26-027-08-W4/02	THIRD PARTY	35	GOR		5	INTLSVRN	25	ALL WI	100	ON 65.0000% PRODUCTION; NONCONV.
M1183	A	AB	JOFFRE	CR	TWP 39-RNE 30 PNG from TOP of SURFACE to TOP of NISKU		INTLSVRN	75	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1183	A	AB	JOFFRE	CR			THIRD PARTY	25	GOR			THIRD PARTY	100	ALL WI	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; NONCONV
M1183	B	AB	JOFFRE	CR	TWP 39-RNE 30 PNG from TOP of NISKU to BASE of NISKU	100/09-30-039-26-W4/00	INTLSVRN	75	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1183	B	AB	JOFFRE	CR			THIRD PARTY	25	GOR			THIRD PARTY	20	ALL WI	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; NONCONV
M1184	A	AB	JOFFRE	CR	TWP 39-RSW 30 PNG from TOP of SURFACE to BASE of MANNVILLE		INTLSVRN	62.3982	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1184	A	AB	JOFFRE	CR			THIRD PARTY	17.5	GOR			THIRD PARTY	100	INTLSVRN	75	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 70.0000% PRODUCTION; NONCONV
M1184	A	AB	JOFFRE	CR			THIRD PARTY	0	CONT					THIRD PARTY	25
M1184	A	AB	JOFFRE	CR			THIRD PARTY	20.1018
M1188	A	AB	SWAN HILLS	CR	TWP 64-RNE 36 PNG from TOP of SURFACE to BASE of BEAVERHILL	100/16-36-064-10-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1190	A	AB	RED EARTH	CR	TWP 87-RE 11 PNG from TOP of SURFACE to BASE of GRANITE WA	100/12-01-087-09-W5/00	THIRD PARTY	62.5	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1190	A	AB	RED EARTH	CR		100/14-02-087-09-W5/02	THIRD PARTY	25	GOR			INTLSVRN	100	THIRD PARTY	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 50.0000% PRODUCTION; NONCONV
M1190	A	AB	RED EARTH	CR		100/01-11-087-09-W5/00	THIRD PARTY	6.25
M1190	A	AB	RED EARTH	CR			THIRD PARTY	6.25
M1190	B	AB	RED EARTH	CR	TWP 87-RNW 1 PNG from TOP of SURFACE to BASE of SLAVE POINT	100/03-11-087-09-W5/00	THIRD PARTY	62.5	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1190	B	AB	RED EARTH	CR		100/04-11-087-09-W5/00	THIRD PARTY	25	GOR			INTLSVRN	100	THIRD PARTY	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 50.0000% PRODUCTION; NONCONV
M1190	B	AB	RED EARTH	CR		100/07-11-087-09-W5/00	THIRD PARTY	6.25
M1190	B	AB	RED EARTH	CR		100/08-11-087-09-W5/00	THIRD PARTY	6.25
M1190	B	AB	RED EARTH	CR		100/09-11-087-09-W5/00
M1190	B	AB	RED EARTH	CR		100/11-11-087-09-W5/00
M1207	A	AB	LIEGE	CR	TWP 89-R( 18, 19 PNG from TOP of SURFACE to BASE of NISKU	00/11-18-089-21-W4/00	INTLSVRN	10	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1207	A	AB	LIEGE	CR	TWP 89-R( 12, 13, 24	00/04-19-089-21-W4/00	THIRD PARTY	7
M1207	A	AB	LIEGE	CR		00/13-12-089-22-W4/00	THIRD PARTY	77
M1207	A	AB	LIEGE	CR		00/06-13-089-22-W4/00	THIRD PARTY	6
M1207	A	AB	LIEGE	CR		00/03-24-089-22-W4/00
M1207	B	AB	LIEGE	CR	TWP89-R 7 PNG from TOP of SURFACE to BASE of NISKU		INTLSVRN	10	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1207	B	AB	LIEGE	CR			THIRD PARTY	7

[ILLEGIBLE THROUGHOUT TABLE]

M1207	B	AB	LIEGE	CR				THIRD PARTY	6
M1207	B	AB	LIEGE	CR				THIRD PARTY	77
M1208	A	AB	LIEGE	CR	TWP 89-R11, 22, 23	PNG from TOP of SURFACE to BASE of NISKU	00/10-11-089-22-W4/00	INTLSVRN	10	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1208	A	AB	LIEGE	CR	TWP 89-R 14, 15		00/07-14-089-22-W4/00	THIRD PARTY	7
M1208	A	AB	LIEGE	CR			00/16-22-089-22-W4/00	THIRD PARTY	77
M1208	A	AB	LIEGE	CR			02/10-23-089-22-W4/00	THIRD PARTY	6
M1209	A	AB	LIEGE	CR	TWP 89-R 8	PNG from TOP of SURFACE to BASE of NISKU	00/05-17-089-21-W4/00	INTLSVRN	10	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1209	A	AB	LIEGE	CR	TWP 89-R 17			THIRD PARTY	7
M1209	A	AB	LIEGE	CR				THIRD PARTY	77
M1209	A	AB	LIEGE	CR				THIRD PARTY	6
M1210	A	BC	FT. ST. JOHN	CR	TWP 83-R 8	PNG from TOP of SURFACE to BASE of PARDONET/BALDONNEL	100/08-08-083-18-W6/00	INTLSVRN	0	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1210	A	BC	FT. ST. JOHN	CR			100/16-08-083-18-W6/02	THIRD PARTY	100	GOR			INTLSVRN	100	THIRD PARTY	100	S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 50.0000% PRODUCTION; CONV APO TO 22.5000000%
M1210	A	BC	FT. ST. JOHN	CR			100/16-08-083-18-W6/03
M1211	A	BC	FT. ST. JOHN	CR	TWP 83-R 8	PNG from BASE of PARDONET/B to BASE of BELLOY		INTLSVRN	22.5	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1211	A	BC	FT. ST. JOHN	CR				THIRD PARTY	77.5	GOR			INTLSVRN	100	THIRD PARTY	100	S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 50.0000% PRODUCTION; CONV APO TO 22.5000000%
M1212	A	BC	INGA	CR	TWP 85-RNW 20	PNG from TOP of SURFACE to BASE of CHARLIE LAKE A		INTLSVRN	90	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1212	A	BC	INGA	CR				THIRD PARTY	10
M1213	A	BC	INGA	CR	TWP 85-R SE 19	PNG from TOP of SURFACE to BASE of CHARLIE LAKE A		INTLSVRN	90	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1213	A	BC	INGA	CR				THIRD PARTY	10
M1214	A	BC	INGA	CR	TWP 85-R NE 19	PNG from TOP of SURFACE to BASE of CHARLIE LAKE A	100/16-19-085-23-W6/00	INTLSVRN	90	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1214	A	BC	INGA	CR				THIRD PARTY	10	GOR		3	INTLSVRN	100	THIRD PARTY	100	ON 10.0000% PRODUCTION; NONCONV.
M1217	A	BC	CLARKE LAKE	CR	NTS 94-J-l 56, 57, 66,	PNG from TOP of SURFACE to BASE of SLAVE POINT	d-066-G/094-J-10	INTLSVRN	9.375	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	A	BC	CLARKE LAKE	CR				THIRD PARTY	78.125	GOR		1.5625	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	A	BC	CLARKE LAKE	CR				THIRD PARTY	12.5
M1217	B	BC	CLARKE LAKE	CR	NTS 94-J-l 51, 61	PNG from TOP of SURFACE to BASE of SLAVE POINT	a-061-F/094-J-10	INTLSVRN	18.75	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	B	BC	CLARKE LAKE	CR	NTS 94-J-l 60, 70			THIRD PARTY	58.75	GOR		1.5625	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	B	BC	CLARKE LAKE	CR				THIRD PARTY	22.5
M1217	C	BC	CLARKE LAKE	CR	NTS 94-J-l 58, 59, 68,	PNG from TOP of SURFACE to BASE of SLAVE POINT	a-069-G/094-J-10	INTLSVRN	9.375	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	C	BC	CLARKE LAKE	CR			b-076-G/094-J-10	THIRD PARTY	78.125	GOR		1.5625	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1217	C	BC	CLARKE LAKE	CR				THIRD PARTY	12.5
M1218	A	BC	CLARKE LAKE	CR	NTS 94-J-l 74, 75, 84	PNG from TOP of SURFACE to BASE of SLAVE POINT	a-074-G/094-J-10	INTLSVRN	16.66	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1218	A	BC	CLARKE LAKE	CR			b-074-G/094-J-10	THIRD PARTY	83.34	GOR		15	THIRD PARTY	100	ALLWI	100	ON 17.5000% PRODUCTION; NONCONV.
M1218	A	BC	CLARKE LAKE	CR			b-084-G/094-J-10
M1219	A	BC	CLARKE LAKE	CR	NTS 94-J-l 54, 55, 64,	PNG from TOP of SURFACE to BASE of SLAVE POINT	c-054-F/094-J-10	INTLSVRN	18.75	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1219	A	BC	CLARKE LAKE	CR				THIRD PARTY	56.25	GOR		1.5625	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1219	A	BC	CLARKE LAKE	CR				THIRD PARTY	25
M1220	A	BC	CLARKE LAKE	CR	NTS 94-J-l 52, 53, 62,	PNG from TOP of SURFACE to BASE of SLAVE POINT	c-052-F/094-J-10	INTLSVRN	25	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1220	A	BC	CLARKE LAKE	CR				THIRD PARTY	75	GOR		1.5625	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1221	A	BC	CLARKE LAKE	CR	NTS 94-J-l 54, 55, 64,	PNG from TOP of SURFACE to BASE of SLAVE POINT	d-054-G/094-J-10	INTLSVRN	16.66	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1221	A	BC	CLARKE LAKE	CR			a-065-G/094-J-10	THIRD PARTY	83.34	GOR		15	THIRD PARTY	100	ALL WI	100	ON 17.5000% PRODUCTION; NONCONV.
M1222	A	BC	CLARKE LAKE	CR	NTS 94-J-l Unit 85	PNG from TOP of SURFACE to BASE of SLAVE POINT		INTLSVRN	16.66	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1222	A	BC	CLARKE LAKE	CR				THIRD PARTY	83.34	GOR		15	THIRD PARTY	100	ALL WI	17.5	ON 100.0000% PRODUCTION; NONCONV.
M1223	A	BC	BOUNDARY LAKE	CR	TWP 84-R NW 7	PNG from TOP of SURFACE to BASE of BOUNDARY LAKE	100/14-07-084-13-W6/00	INTLSVRN	1.216188	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	70.73033	GOR		2	THIRD PARTY	100	INTLSVRN	9.0645	ON 33.3330% PRODUCTION; NONCONV.
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	7.2915	CONT					THIRD PARTY	62.1905
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	8.3335	CONT					THIRD PARTY	21.875
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0.206583	CONT					THIRD PARTY	6.25
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	1.805396	CONT					THIRD PARTY	0.62
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	2.08325
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	4.166625
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	4.166625
M1223	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1224	A	BC	BOUNDARY LAKE	CR	TWP 84-RSW 7	PET from TOP of SURFACE to BASE of BOUNDARY LAKE	100/06-07-084-14-W6/00	INTLSVRN	13.2896	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1224	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	6.7857	GOR			THIRD PARTY	100	INTLSVRN	40.25	0.7500% OIL; ON 33.0178% PRODUCTION; NONCONV.
M1224	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	19.7282	CONT					THIRD PARTY	59.75
M1224	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	28.0536	GOR			THIRD PARTY	100	INTLSVRN	40.25	1.2500% OIL; ON 33.0178% PRODUCTION; NONCONV.
M1224	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	32.1429	CONT					THIRD PARTY	59.75
M1224	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0	GOR			THIRD PARTY	100	INTLSVRN	21.76	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 61.0714% PRODUCTION; CONV APO TO 30.5357000%
M1224	B	BC	BOUNDARY LAKE	CR	TWP 84-RSE 8	PET from TOP of SURFACE to BASE of BOUNDARY LAKE	100/08-08-084-14-W6/00	INTLSVRN	6.6448	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1224	B	BC	BOUNDARY LAKE	CR				THIRD PARTY	9.8641	GOR			THIRD PARTY	100	INTLSVRN	40.25	0.7500% OIL; ON 16.5089% PRODUCTION; NONCONV.
M1224	B	BC	BOUNDARY LAKE	CR				THIRD PARTY	32.1429	CONT					THIRD PARTY	59.75
M1224	B	BC	BOUNDARY LAKE	CR				THIRD PARTY	6.7857	GOR			THIRD PARTY	100	INTLSVRN	40.25	1.2500% OIL; ON 16.5089% PRODUCTION; NONCONV.
M1224	B	BC	BOUNDARY LAKE	CR				THIRD PARTY	14.0268	CONT					THIRD PARTY	59.75
M1224	B	BC	BOUNDARY LAKE	CR				THIRD PARTY	30.5357
M1224	C	BC	BOUNDARY LAKE	CR	TWP 84-RSW 9	PET from TOP of SURFACE to TOP of BOUNDARY LAKE		INTLSVRN	8.0098	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	12.9376	GOR			THIRD PARTY	100	INTLSVRN	40.25	0.7500% OIL; ON 19.9000% PRODUCTION; NONCONV.
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	25	CONT					THIRD PARTY	59.75
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	2.5	GOR			THIRD PARTY	100	INTLSVRN	40.25	1.2500% OIL; ON 19.9000% PRODUCTION; NONCONV.
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	30	CONT					THIRD PARTY	59.75
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	17.5
M1224	C	BC	BOUNDARY LAKE	CR				THIRD PARTY	4.0526
M1224	D	BC	BOUNDARY LAKE	CR	TWP 84-RSW 9	PET from TOP of BOUNDARY LAKE to BASE of BOUNDARY LAKE	100/06-09-084-14-W6/00	INTLSVRN	8.0098	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	2.5	GOR			THIRD PARTY	100	INTLSVRN	40.25	0.7500% OIL; ON 19.9000% PRODUCTION; NONCONV.
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	6.875	CONT					THIRD PARTY	59.75
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	12.9376	GOR			THIRD PARTY	100	INTLSVRN	40.25	1.2500% OIL; ON 19.9000% PRODUCTION; NONCONV.
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	30	CONT					THIRD PARTY	59.75
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	28.75
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	6.015625
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	0.859375
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1224	D	BC	BOUNDARY LAKE	CR				THIRD PARTY	4.0526
M1225	A	BC	BOUNDARY LAKE	CR	TWP 84-RNE 5	PET from TOP of SURFACE to BASE of BOUNDARY LAKE	100/16-05-084-14-W6/00	INTLSVRN	10.8704	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	17.5581	GOR			THIRD PARTY	100	INTLSVRN	40.25	0.7500% OIL; ON 27.0072% PRODUCTION; NONCONV.
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	32.1429	CONT					THIRD PARTY	59.75
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	3.3929	GOR			THIRD PARTY	100	INTLSVRN	40.25	1.2500% OIL; ON 27.0072% PRODUCTION; NONCONV.
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	30.5357	CONT					IMPEL	50.75
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0						THIRD PARTY
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	0
M1225	A	BC	BOUNDARY LAKE	CR				THIRD PARTY	5.5
M1226	A	BC	BOUNDARY LAKE	CR	TWP 84-RSE 4	PET from TOP of SURFACE to TOP of BOUNDARY LAKE		INTLSVRN	8.0098	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.

[ILLEGIBLE THROUGHOUT TABLE]

M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	12.9376
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	25
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	2.5
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	30
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	0
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	0
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	17.5
M1226	A	BC	BOUNDARY LAKE	CR			THIRD PARTY	4.0526
M1226	B	BC	BOUNDARY LAKE	CR	TWP 84-RE 4 PET from TOP of BOUNDARY LAKE to BASE of BOUNDARY LAKE		INTLSVRN	8.0098	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	12.9376
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	28.75
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	2.5
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	30
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	0
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	6.015625
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	0.859375
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	6.875
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	0
M1226	B	BC	BOUNDARY LAKE	CR			THIRD PARTY	4.0526
M1228	A	BC	INGA	CR	TWP 85-RW 29 PNG from TOP of SURFACE to BASE of CHARLIE LAKE A		THIRD PARTY	77.3	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1228	A	BC	INGA	CR			THIRD PARTY	22.7	GOR		3	INTLSVRN	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	A	AB	MEDICINE RIVER	CR	TWP 38-RNE 30 PNG to BASE of MANNVILLE excluding NG to BASE of BELLY RIVER	100/16-30-038-02-W5/00	INTLSVRN	65	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	A	AB	MEDICINE RIVER	CR		100/05-30-038-02-W5/00	THIRD PARTY	33.5	GOR		10	THIRD PARTY	100	ALL WI	100	ON 30.0000% PRODUCTION; CONV APO TO 10.0000000%
M1230	A	AB	MEDICINE RIVER	CR		102/05-30-038-02-W5/00	THIRD PARTY	0.5
M1230	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0
M1230	B	AB	MEDICINE RIVER	CR	TWP 38-RS & NW 30 PNG to BASE of MANNVILLE excluding NG to BASE of BELLY RIVER	100/05-30-038-02-W5/00	INTLSVRN	62.769	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	B	AB	MEDICINE RIVER	CR		102/05-30-038-02-W5/00	THIRD PARTY	25.731
M1230	B	AB	MEDICINE RIVER	CR			THIRD PARTY	10
M1230	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	C	AB	MEDICINE RIVER	CR	TWP 38-RNE 30 NG to BASE of BELLY RIVER excluding NG in the EDMONTON SAND	100/05-30-038-02-W5/00	INTLSVRN	91	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	C	AB	MEDICINE RIVER	CR			THIRD PARTY	7.5	GOR			THIRD PARTY	100	ALL WI	100	3.0000% GAS; ON 100.0000% PRODUCTION; CONV APO 16-30 TO 10.0000000%
M1230	C	AB	MEDICINE RIVER	CR			THIRD PARTY	0	GOR			THIRD PARTY	100	INTLSVRN	100	15.0000% GAS; ON 27.6732% PRODUCTION; CONV APO 5-30 TO 13.8366000%
M1230	C	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	C	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	C	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	D	AB	MEDICINE RIVER	CR	TWP 38-RS&NW 30 NG to BASE of BELLY RIVER excluding NG in the EDMONTON SAND	100/05-30-038-02-W5/00	INTLSVRN	91	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	D	AB	MEDICINE RIVER	CR			THIRD PARTY	7.5	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 27.6732% PRODUCTION; CONV APO 5-30 TO 13.8366000%
M1230	D	AB	MEDICINE RIVER	CR			THIRD PARTY	0
M1230	D	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	D	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	D	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	E	AB	MEDICINE RIVER	CR	TWP 38-RNE 30 NG from TOP of EDMONTON SAND to BASE of EDMONTON SAND	100/05-30-038-02-W5/00	INTLSVRN	91	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	E	AB	MEDICINE RIVER	CR		102/05-30-038-02-W5/00	THIRD PARTY	7.5	GOR			THIRD PARTY	100	INTLSVRN	100	3.0000% GAS; ON 100.0000% PRODUCTION; CONV APO 16-30 TO 10.0000000%
M1230	E	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	GOR			THIRD PARTY	100	INTLSVRN	100	15.0000% GAS; ON 27.6732% PRODUCTION; NONCONV.
M1230	E	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	E	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	F	AB	MEDICINE RIVER	CR	TWP 38-R S & NW 30 NG from TOP of EDMONTON SAND to BASE of EDMONTON SAND	100/05-30-038-02-W5/00	INTLSVRN	91	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1230	F	AB	MEDICINE RIVER	CR		102/05-30-038-02-W5/00	THIRD PARTY	7.5	GOR			THIRD PARTY	100	INTLSVRN	100	15.0000% GAS; ON 27.6732% PRODUCTION; NONCONV.
M1230	F	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	F	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1230	F	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5
M1231	A	AB	MEDICINE RIVER	FH	TWP 38-RE SE 25 (PTN PNG to BASEMENT Exlcuding NG in the Basal Quartz and P&NG in the Cardium.	102/02-25-038-03-W5/00	INTLSVRN	70.5	LSR		18	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5	GOR		5	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	9.7701
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	5.1725
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0	CONT					THIRD PARTY	1.1494
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5	CONT					THIRD PARTY	0.5747
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	0.5747
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	0.5747
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	1.1494
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	GOR		2	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	9.7701
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3	CONT					THIRD PARTY	5.1725
M1231	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0	CONT					THIRD PARTY	1.1494
M1231	B	AB	MEDICINE RIVER	FH	TWP 38-RSE 25 (PTN NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	62	LSR		18	THIRD PARTY	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1231	B	AB	MEDICINE RIVER	FH		100/02-25-038-03-W5/02	THIRD PARTY	8.5	GOR		5	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	9.7701
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	5.1725
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5	CONT					THIRD PARTY	1.1494
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5	CONT					THIRD PARTY	0.5747
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	0.5747
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	0.5747
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	1.1494
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	GOR		2	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	9.7701
M1231	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3	CONT					THIRD PARTY	5.1725
M1231	C	AB	MEDICINE RIVER	FH	TWP 38-RSE 25 (PTN PNG from TOP of CARDIUM to BASE of CARDIUM		INTLSVRN	70.5	LSR		18	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5	GOR		5	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	9.7701
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85	CONT					THIRD PARTY	5.1725
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0	CONT					THIRD PARTY	1.1494
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5	CONT					THIRD PARTY	0.5747
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	0.5747
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	0.5747
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	CONT					THIRD PARTY	1.1494
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5	GOR		2	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1	CONT					THIRD PARTY	9.7701
M1231	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3	CONT					THIRD PARTY	5.1725
M1232	A	AB	MEDICINE RIVER	CR	TWP 38-RSE 25 (PTN PNG BASE of VIKING to BASE of MANNVILLE excluding NG in the BASAL QUARTZ	102/02-25-038-03-W5/00	INTLSVRN	70.5	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	8.5	GOR		5	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	5.85	CONT					THIRD PARTY	9.7701

[ILLEGIBLE THROUGHOUT TABLE]

M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	5.85	CONT					THIRD PARTY	5.1725
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0	CONT					THIRD PARTY	1.1494
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	4.5	CONT					THIRD PARTY	0.5747
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	1	CONT					THIRD PARTY	0.5747
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	CONT					THIRD PARTY	0.5747
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	CONT					THIRD PARTY	1.1494
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	GOR		2	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	1	CONT					THIRD PARTY	9.7701
M1232	A	AB	MEDICINE RIVER	CR			THIRD PARTY	1.3	CONT					THIRD PARTY	5.1725
M1232	B	AB	MEDICINE RIVER	CR	TWP 38-R( SE 25 (PTN NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	62	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1232	B	AB	MEDICINE RIVER	CR		100/02-25-038-03-W5/02	THIRD PARTY	8.5	GOR		5	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	5.85	CONT					THIRD PARTY	9.7701
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	5.85	CONT					THIRD PARTY	5.1725
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	8.5	CONT					THIRD PARTY	1.1494
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	4.5	CONT					THIRD PARTY	0.5747
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	1	CONT					THIRD PARTY	0.5747
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	CONT					THIRD PARTY	0.5747
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	CONT					THIRD PARTY	1.1494
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	0.5	GOR		2	THIRD PARTY	100	INTLSVRN	81.0345	ON 100.0000% PRODUCTION; NONCONV.
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	1	CONT					THIRD PARTY	9.7701
M1232	B	AB	MEDICINE RIVER	CR			THIRD PARTY	1.3	CONT					THIRD PARTY	5.1725
M1233	A	AB	MEDICINE RIVER	FH	TWP 38-R( SW 25 (PTI NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	46.5	LSR		25	LESSOR	100	THIRD PARTY	50	ON 100.0000% PRODUCTION; NONCONV.
M1233	A	AB	MEDICINE RIVER	FH		100/02-25-038-03-W5/02	THIRD PARTY	0.75	CONT					THIRD PARTY	50
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	6.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	17.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	17.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	6.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	3.375
M1233	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.75
M1234	A	AB	MEDICINE RIVER	FH	TWP 38-RE NE 25 PNG to BASEMENT Excluding NG in the Basal Quartz and P&NG in the Cardium	102/02-25-038-03-W5/00	INTLSVRN	70.5	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3
M1234	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0
M1234	B	AB	MEDICINE RIVER	FH	TWP 38-R( NE 25 NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	62	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1234	B	AB	MEDICINE RIVER	FH		100/02-25-038-03-W5/02	THIRD PARTY	8.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3
M1234	C	AB	MEDICINE RIVER	FH	TWP 38-R( NE 25 PNG from TOP of CARDIUM to BASE of CARDIUM		INTLSVRN	70.5	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1234	C	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3
M1235	A	AB	MEDICINE RIVER	FH	TWP 38-R( NW 25 PNG to BASEMENT Excluding NG in the Basal Quartz and P&NG in the Cardium	102/02-25-038-03-W5/00	INTLSVRN	70.5	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	A	AB	MEDICINE RIVER	FH			THIRD PARTY	0
M1235	B	AB	MEDICINE RIVER	FH	TWP 38-R( NW 25 NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	62	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1235	B	AB	MEDICINE RIVER	FH		100/02-25-038-03-W5/02	THIRD PARTY	1
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	5.85
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	8.5
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	4.5
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	1.3
M1235	B	AB	MEDICINE RIVER	FH			THIRD PARTY	0.5
M1235	C	AB	MEDICINE RIVER	FH	TWP 38-R( NW 25 PNG from TOP of CARDIUM to BASE of CARDIUM		INTLSVRN	70.5	LSR		18.5	LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.

[ILLEGIBLE THROUGHOUT TABLE]

M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	1	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	8.5
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	0.5
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	0.5
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	5.85
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	5.85
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	0
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	4.5
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	1
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	1.3
M1235	C	AB	MEDICINE RIVER	FH				THIRD PARTY	0.5
M1237	A	AB	MEDICINE RIVER	CR	TWP 38-RNW 25 (PT	PNG to BASE of MANNVILLE Excluding NG in the Basal Quartz and P&NG in the Cardium	102/02-25-038-03-W5/00	INTLSVRN	70.5	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	8.5	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	0
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	4.5
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	1.3
M1237	A	AB	MEDICINE RIVER	CR				THIRD PARTY	0
M1237	B	AB	MEDICINE RIVER	CR	TWP 38-RNW 25 (PT	NG from TOP of BASAL QUARTZ to BASE of BASAL QUARTZ	100/02-25-038-03-W5/00	INTLSVRN	62	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1237	B	AB	MEDICINE RIVER	CR			100/02-25-038-03-W5/02	THIRD PARTY	8.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	8.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	4.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	B	AB	MEDICINE RIVER	CR				THIRD PARTY	1.3
M1237	C	AB	MEDICINE RIVER	CR	TWP 38-RNW 25 (PT	PNG from TOP of CARDIUM to BASE of CARDIUM		THIRD PARTY	70.5	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	8.5	GOR			THIRD PARTY	100	INTLSVRN	100	S/S: 1/150.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 8.5000% PRODUCTION; CONV APO TO 4.2500000%
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	5.85
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	0
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	4.5
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	0.5
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	1
M1237	C	AB	MEDICINE RIVER	CR				THIRD PARTY	1.3
M1238	A	AB	MEDICINE RIVER	CR	TWP 38-R ( NW 36	PNG from TOP of SURFACE to BASE of BELLY RIVER	103/10-36-038-03-W5/00	ENERPLUS	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1238	A	AB	MEDICINE RIVER	CR				THIRD PARTY	50	GOR			INTLSVRN	33.785	ALL Wl	100	S/S: 1/150.0000 (5.0000 - 10.0000%) OIL; 10.0000% GAS; ON 100.0000% PRODUCTION; NONCONV
M1238	B	AB	MEDICINE RIVER	CR	TWP 38-R ( NW 36	PNG from BASE of BELLY RIVER to BASE of MANNVILLE	00/13-36-038-03-W5/00	THIRD PARTY	100	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1246	A	AB	RAINBOW	CR	TWP108-R NW 28	PNG from TOP of SURFACE to BASE of SLAVE POINT		INTLSVRN	15	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1246	A	AB	RAINBOW	CR				THIRD PARTY	85
M1247	A	AB	MEDICINE RIVER	FH	TWP 38-RSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR		17	LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1247	A	AB	MEDICINE RIVER	FH			102/06-31-038-02-W5/00			GOR		1.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1248	A	AB	MEDICINE RIVER	FH	TWP 38-RNW 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	GOR		1.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1248	A	AB	MEDICINE RIVER	FH			102/06-31-038-02-W5/00			LSR		17	LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1249	A	AB	MEDICINE RIVER	FH	TWP 38-RSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	GOR		1.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1249	A	AB	MEDICINE RIVER	FH			102/06-31-038-02-W5/00			LSR		17	LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1250	A	AB	MEDICINE RIVER	FH	TWP 38-RSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	GOR		1.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1250	A	AB	MEDICINE RIVER	FH			102/06-31-038-02-W5/00			LSR		17	LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1252	A	AB	MEDICINE RIVER	FH	TWP 38-RNE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR		12.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1252	A	AB	MEDICINE RIVER	FH			102/06-31-038-02-W5/00			LSR		7.5	THIRD PARTY	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1254	A	AB	LITTLE BOW	CR	TWP 14-RS 25	NG from TOP of SURFACE to BASE of BOW ISLAND	100/15-25-014-21-W4/00	INTLSVRN	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1254	A	AB	LITTLE BOW	CR				THIRD PARTY	50
M1255	A	BC	FT. ST. JOHN	CR	TWP 83-R 5	PNG from TOP of BELLOY to BASE of BELLOY	100/14-05-083-18-W6/00	INTLSVRN	7.5	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1255	A	BC	FT. ST. JOHN	CR				THIRD PARTY	92.5	GOR		10	THIRD PARTY	100	ALL Wl	100	ON 50.0000% PRODUCTION; NONCONV.
M1257	A	BC	MAPLE	CR	NTS 94-A-118, 19, 28,	PNG from TOP of BALDONNEL to BASE of BALDONNEL	C-018-E/094-A-15	THIRD PARTY	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1257	A	BC	MAPLE	CR				INTLSVRN	50	GOR		10	THIRD PARTY	100	INTLSVRN	100	ON 50.0000% PRODUCTION; NONCONV.
M1258	A	AB	PREVO	FH	TWP 39-R21 (LSD 3)	NG from TOP of SURFACE to BASE of BASEMENT	102/06-21-039-01-W5/00	INTLSVRN	100	LSR			LESSOR	100	ALL Wl	100	20.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
M1259	A	AB	PREVO	FH	TWP 39-R21 (LSD4)	NG from TOP of SURFACE to BASE of BASEMENT	102/06-21-039-01-W5/00	INTLSVRN	100	LSR			LESSOR	100	ALL Wl	100	20.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
M1277	A	AB	PREVO	FH	TWP 39-RE 21	NG from TOP of SURFACE to BASE of BASEMENT	102/06-21-039-01-W5/00	INTLSVRN	100	LSR			THIRD PARTY	100	ALL Wl	100	12.5000% GAS; ON 100.0000% PRODUCTION; NONCONV.
M1299	A	AB	ANTE CREEK	CR	TWP 67-R 9	PNG from BASE of PEACE RIVER to BASE of TRIASSIC		INTLSVRN	25	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1299	A	AB	ANTE CREEK	CR				THIRD PARTY	57.191	GOR		10	THIRD PARTY	28.764	INTLSVRN	100	ON 25.0000% PRODUCTION; NONCONV.
M1299	A	AB	ANTE CREEK	CR				THIRD PARTY	17.809	CONT			THIRD PARTY	71.236
M1322	A	AB	PREVO	FH	TWP 39-R21 (LSDS 5	NG from TOP of SURFACE to BASE of BASEMENT	102/06-21-039-01-W5/00	INTLSVRN	100	LSR		18	LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1331	A	AB	LITTLE BOW	FH	TWP 14-R 36	NG from TOP of SURFACE to BASE of COLORADO GROUP	100/07-36-014-21-W4/00	INTLSVRN	50	LSR			LESSOR	100	ALL Wl	100	18.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
M1331	A	AB	LITTLE BOW	FH				THIRD PARTY	50
M1332	A	AB	LITTLE BOW	FH	TWP 14-R 25	NG from TOP of SURFACE to BASE of COLORADO GROUP	100/15-25-014-21-W4/00	INTLSVRN	50	LSR			LESSOR	100	ALL Wl	100	18.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
M1332	A	AB	LITTLE BOW	FH				THIRD PARTY	50
M1333	A	AB	LACOMBE	CR	TWP 43-RSE 2	PNG from BASE of EDMONTON SAND to BASE of MANNVILLE	00/10-02-043-25-W4/00	INTLSVRN	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1333	A	AB	LACOMBE	CR				THIRD PARTY	35	GOR		1.5	THIRD PARTY	100	INTLSVRN	58.824	ON 85.0000% PRODUCTION; NONCONV.
M1333	A	AB	LACOMBE	CR				THIRD PARTY	15	CONT					THIRD PARTY	41.176
M1333	A	AB	LACOMBE	CR				THIRD PARTY	0
M1334	A	AB	LACOMBE	CR	TWP 43-RSW 2	PNG from BASE of EDMONTON SAND to BASE of MANNVILLE	00/10-02-043-25-W4/00	INTLSVRN	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1334	A	AB	LACOMBE	CR				THIRD PARTY	35	GOR		1.5	THIRD PARTY	100	INTLSVRN	58.824	ON 85.0000% PRODUCTION; NONCONV.
M1334	A	AB	LACOMBE	CR				THIRD PARTY	15	CONT					THIRD PARTY	41.176
M1334	A	AB	LACOMBE	CR				THIRD PARTY	0
M1335	A	AB	LACOMBE	CR	TWP 43-RNW 2	PNG from BASE of EDMONTON SAND to BASE of MANNVILLE	00/10-02-043-25-W4/00	INTLSVRN	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1335	A	AB	LACOMBE	CR				THIRD PARTY	35	GOR		1.5	THIRD PARTY	100	INTLSVRN	58.824	ON 85.0000% PRODUCTION; NONCONV.
M1335	A	AB	LACOMBE	CR				THIRD PARTY	15	CONT					THIRD PARTY	41.176
M1335	A	AB	LACOMBE	CR				THIRD PARTY	0
M1336	A	AB	LACOMBE	CR	TWP 43-RNE 2	PNG from BASE of EDMONTON SAND to BASE of MANNVILLE	00/10-02-043-25-W4/00	INTLSVRN	50	LSR	S/S		LESSOR	100	ALL Wl	100	ON 100.0000% PRODUCTION; NONCONV.
M1336	A	AB	LACOMBE	CR				THIRD PARTY	35	GOR		1.5	THIRD PARTY	100	INTLSVRN	58.824	ON 85.0000% PRODUCTION; NONCONV.
M1336	A	AB	LACOMBE	CR				THIRD PARTY	15	CONT					THIRD PARTY	41.176

[ILLEGIBLE THROUGHOUT TABLE]

M1336	A	AB	LACOMBE	CR					THIRD PARTY	0
M1352	A	AB	HAYS	CR	TWP 13-RN 35		PNG from TOP of SURFACE to BASE of BOW ISLAND	100/06-35-013-16-W4/02	INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1356	A	AB	BERWYN	CR	TWP 82-R	11	PNG from TOP of SURFACE to BASE of SPIRIT RIVER	100/02-11-082-24-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1356	A	AB	BERWYN	CR				100/07-11-082-24-W5/00			GOR		1.25	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1371	A	AB	MEDICINE RIVER	CR	TWP 38-R 32 (LSDS	1	NG from TOP of LEDUC to BASE of LEDUC	100/14-32-038-03-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1371	A	AB	MEDICINE RIVER	CR					THIRD PARTY	0	GOR		1.5	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1393	A	AB	BOUNDARY LK	CR	TWP 83-R	8	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1393	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	53	ON 100.0000% PRODUCTION; NONCONV.
M1393	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	34
M1393	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	6.5
M1394	A	AB	BOUNDARY LK	CR	TWP 83-R	17	PNG from TOP of SURFACE to BASE of BASEMENT	100/07-17-083-12-W6/04	INTLSVRN	40	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1394	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	53	ON 100.0000% PRODUCTION; NONCONV.
M1394	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	34
M1394	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	6.5
M1407	A	AB	MEDICINE RIVER	CR	TWP 38-R N & SE 22		PNG from BASE of PEKISKO to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1408	A	AB	BRAZEAU	CR	TWP 46-R	9	PNG from BASE of CARDIUM to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1409	A	AB	MEEKWAP	CR	TWP 66-R		5 PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	25	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1409	A	AB	MEEKWAP	CR					THIRD PARTY	75	GOR		2	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1410	A	AB	MEEKWAP	CR	TWP 66-R	7	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	25	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1410	A	AB	MEEKWAP	CR					THIRD PARTY	75	GOR		2	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1413	A	AB	GREENCOURT	CR	TWP 59-R S 27		PNG from TOP of SURFACE to BASE of VIKING	100/03-27-059-10-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1413	A	AB	GREENCOURT	CR					THIRD PARTY	0	GOR			THIRD PARTY	70	ALL WI	100	S/S: 1/150.0000 10.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV APO TO 40.0000000%
M1413	A	AB	GREENCOURT	CR					THIRD PARTY	0	CONT			THIRD PARTY	30
M1414	A	AB	GREENCOURT	CR	TWP 59-R N 27		PNG from TOP of SURFACE to BASE of VIKING	100/03-27-059-10-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1414	A	AB	GREENCOURT	CR					THIRD PARTY	0	GOR			THIRD PARTY	70	ALL WI	100	S/S: 1/150.0000 10.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV APO TO 40.0000000%
M1414	A	AB	GREENCOURT	CR					THIRD PARTY	0	CONT			THIRD PARTY	30
M1415	A	AB	GRIMSHAW	CR	TWP 85-R	6	PNG from TOP of SURFACE to BASE of BASEMENT	100/10-06-085-21-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1416	A	AB	GRIMSHAW	CR	TWP 85-R	1	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1417	A	AB	GRIMSHAW	CR	TWP 85-R	2	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1424	A	AB	BERWYN	CR	TWP 82-R	18	PNG from TOP of SURFACE to BASE of BASEMENT	100/13-18-082-23-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1425	A	AB	BERWYN	CR	TWP 82-R	19	PNG from TOP of SURFACE to BASE of BASEMENT	100/07-19-082-23-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1426	A	AB	BERWYN	CR	TWP 82-R	24	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1430	A	AB	SAKWATAMAU	CR	TWP 63-R	1	PNG from BASE of BLUESKY-BU to BASE of BASEMENT	100/01-01-063-14-W5/00	INTLSVRN	96	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1430	A	AB	SAKWATAMAU	CR					THIRD PARTY	4	GOR		2	THIRD PARTY	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1431	A	AB	WINDFALL	CR	TWP 60-R	13	PNG from BASE of BLUESKY-BULLHEAD to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1432	A	AB	WINDFALL	CR	TWP 60-R	14	PNG from BASE of BLUESKY-BULLHEAD to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1433	A	AB	BOUNDARY LK	CR	TWP 83-R	18	PNG from TOP of SURFACE to BASE of BASEMENT	100/15-18-083-12-W6/00	INTLSVRN	40	LSR	S/S		LESSOR	100	ALL WI	100	ON 100.0000% PRODUCTION; NONCONV.
M1433	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 50.0000% PRODUCTION; NONCONV.
M1433	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1433	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1434	A	AB	BOUNDARY LK	CR	TWP 83-R N & SW	19	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1434	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 50.0000% PRODUCTION; NONCONV.
M1434	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1434	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1435	A	AB	GRIMSHAW	CR	TWP 84-R	28	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1436	A	AB	GRIMSHAW	CR	TWP 84-R	29	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1438	A	AB	BOUNDARY LK	CR	TWP 83-R	24	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1438	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 50.0000% PRODUCTION; NONCONV.
M1438	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1438	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1439	A	AB	BOUNDARY LK	CR	TWP 83-R SE	19	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1439	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 50.0000% PRODUCTION; NONCONV.
M1439	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1439	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1440	A	AB	MEEKWAP	CR	TWP 66-R		Sec. 27 PNG from TOP of SURFACE to BASE of BASEMENT	100/10-27-066-15-W5/00	INTLSVRN	75	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1440	A	AB	MEEKWAP	CR					THIRD PARTY	25
M1442	A	AB	BOUNDARY LK	CR	TWP 83-R		Sec. 14 PNG from TOP of SURFACE to BASE of BASEMENT	100/02-14-083-13-W6/00	INTLSVRN	40	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1442	A	AB	BOUNDARY LK	CR					THIRD PARTY	50	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 50.0000% PRODUCTION; NONCONV.
M1442	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1442	A	AB	BOUNDARY LK	CR					THIRD PARTY	5	CONT					THIRD PARTY	10
M1443	A	AB	MEDICINE RIVER	FH	TWP 38-R SW	25	PTI NG from TOP of COLONY to BASE of COLONY	102/02-25-038-03-W5/00	INTLSVRN	50	LSR		17.5	THIRD PARTY	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1443	A	AB	MEDICINE RIVER	FH					THIRD PARTY	50
M1444	A	AB	MEDICINE RIVER	CR	TWP 38-R SW	25	PT NG base EDMONTON to BASE of MANNVILLE excl. PNG in the BASAL QUARTZ	102/02-25-038-03-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1444	A	AB	MEDICINE RIVER	CR					THIRD PARTY	0	GOR			THIRD PARTY	100	ALLWI	100	10.0000% GAS; ON 100.0000% PRODUCTION; CONV APO TO 50.0000000%
M1445	A	AB	BOUNDARY LK	CR	TWP 83-R		Sec. 16 PNG BASE of BLUESKY-BULLHEAD Excluding the Gething/Cadomin & Pet. in the Baldonnel.	100/12-16-083-12-W6/02	INTLSVRN	16	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1445	A	AB	BOUNDARY LK	CR					THIRD PARTY	20	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 39.5000% PRODUCTION; NONCONV.
M1445	A	AB	BOUNDARY LK	CR					THIRD PARTY	2	CONT					THIRD PARTY	10
M1445	A	AB	BOUNDARY LK	CR					THIRD PARTY	2	CONT					THIRD PARTY	10
M1445	A	AB	BOUNDARY LK	CR					THIRD PARTY	60
M1446	A	AB	BOUNDARY LK	CR	TWP 83-R		Sec. 15 PNG from TOP of SURFACE to BASE of BASEMENT	100/11-15-083-13-W6/00	INTLSVRN	26.667	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1446	A	AB	BOUNDARY LK	CR					THIRD PARTY	66.667	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 33.3330% PRODUCTION; NONCONV.
M1446	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1446	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1447	A	AB	BOUNDARY LK	CR	TWP 83-R		Sec. 22 PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	26.667	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1447	A	AB	BOUNDARY LK	CR					THIRD PARTY	66.667	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 33.3330% PRODUCTION; NONCONV.
M1447	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1447	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1448	A	AB	BOUNDARY LK	CR	TWP 83-R	21	PTN) PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	26.667	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1448	A	AB	BOUNDARY LK	CR					THIRD PARTY	66.667	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 33.3330% PRODUCTION; NONCONV.
M1448	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1448	A	AB	BOUNDARY LK	CR					THIRD PARTY	3.333	CONT					THIRD PARTY	10
M1449	A	AB	BOUNDARY LK	CR	TWP 83-R 2, 3		PNG from BASE of CHARLIE LAKE to BASE of GOLATA		INTLSVRN	22	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1449	A	AB	BOUNDARY LK	CR					THIRD PARTY	27.5	GOR		2	THIRD PARTY	100	INTLSVRN	80	ON 27.5000% PRODUCTION; NONCONV.
M1449	A	AB	BOUNDARY LK	CR					THIRD PARTY	45	CONT					THIRD PARTY	10
M1449	A	AB	BOUNDARY LK	CR					THIRD PARTY	2.75	CONT					THIRD PARTY	10
M1449	A	AB	BOUNDARY LK	CR					THIRD PARTY	2.75
M1450	A	AB	RED EARTH	FH	TWP 87-R SW 11		PNG from TOP of SURFACE to BASE of GRANITE WA	100/14-02-087-09-W5/02	THIRD PARTY	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1450	A	AB	RED EARTH	FH	TWP 87-R 11( LSDS 11, 12, 14)						GOR			INTLSVRN	100	ALLWI	100	S/S: 1/150.0000 5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 50.0000% PRODUCTION; NONCONV
M1450	B	AB	RED EARTH	FH	TWP 87-R NW 2		PNG from TOP of SURFACE to BASE of SLAVE POINT		THIRD PARTY	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1453	A	AB	CRANBERRY	CR	TWP 95-R Sec. 9		PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1454	A	AB	CRANBERRY	CR	TWP 95-R Sec. 1		PNG from TOP of SURFACE to BASE of BASEMENT	100/12-01-095-04-W6/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1455	A	AB	CRANBERRY	CR	TWP 95-R Sec. 24		PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1456	A	AB	HOTCHKISS	CR	TWP 94-R 1, 11, 14		PNG from TOP of SURFACE to BASE of BASEMENT	100/09-14-094-25-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1456	A	AB	HOTCHKISS	CR				100/12-01-094-25-W5/00			GOR		2	THIRD PARTY	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.
M1458	A	AB	GRIMSHAW	CR	TWP 85-R Sec. 5		PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100	ALLWI	100	ON 100.0000% PRODUCTION; NONCONV.

[ILLEGIBLE THROUGHOUT TABLE]

M1459	A	AB	GRIMSHAW	CR	TWP 85-RGSec. 7	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1460	A	AB	GRIMSHAW	CR	TWP 85-RG N & SE 12	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1461	A	AB	WINDFALL	CR	TWP 61-RGSec. 34	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1462	A	AB	MEDICINE RIVER	CR	TWP 38-RGSec.. 32	PNG from TOP of SURFACE to BASE of EDMONTON SAND		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1463	A	AB	DAWSON	CR	TWP 79-RGSec. 30	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1464	A	AB	DAWSON	CR	TWP 79-RGSec. 31	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1465	A	AB	DAWSON	CR	TWP 80-RGSec. 1	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1466	A	AB	SAKWATAMAU	CR	TWP 63-RGSec. 1	PNG from BASE of 519 METRES to BASE of SPIRIT RIVER	100/01-01-063-14-W5/00	INTLSVRN	96	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1466	A	AB	SAKWATAMAU	CR				THIRD PARTY	4	GOR			THIRD PARTY	100 ALL Wl	100 S/S: 1/23.8365 (5.0000 - 12.0000%) OIL; 12.0000% GAS; ON 100.0000% PRODUCTION; NONCONV
M1466	A	AB	SAKWATAMAU	CR				THIRD PARTY	0	GOR		2	THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1467	A	AB	ESTUARY	CR	TWP 22-RGS&NE 18	PNG from BASE of MEDICINE HAT to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1467	A	AB	ESTUARY	CR	TWP 22-RG 18 (LSDS 1.1 & 14)					GOR		2	THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1468	A	AB	ESTUARY	CR	TWP 23-RGSec. 24	PNG from BASE of MEDICINE HAT to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1469	A	AB	SWAN HILLS	CR	TWP 65-RGW 15	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	95	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1469	A	AB	SWAN HILLS	CR				THIRD PARTY	5	GOR		2	THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1470	A	AB	CRANBERRY	CR	TWP 95-RGSec. 2	PNG from TOP of SURFACE to BASE of DEBOLT	100/10-02-095-04-W6/00	INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1471	A	AB	ANTE CREEK	CR	TWP 67-RGSec. 36	PNG from TOP of SURFACE to BASE of BASEMENT	104/10-36-067-24-W5/00	INTLSVRN	25	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1471	A	AB	ANTE CREEK	CR			104/10-36-067-24-W5/02	THIRD PARTY	57.191
M1471	A	AB	ANTE CREEK	CR				THIRD PARTY	17.809
M1472	A	AB	GRIMSHAW	CR	TWP 84-RGSec. 30	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1473	A	AB	GRIMSHAW	CR	TWP 84-RGSec. 31	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1474	A	AB	GRIMSHAW	CR	TWP 84-RGSec. 25	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1475	A	AB	GRIMSHAW	CR	TWP 84-RGSec.36	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1476	A	AB	VIRGINIA HILLS	CR	TWP 65-RGSec. 25	PNG from BASE of BLUESKY-BULLHEAD to BASE of BASEMENT		INTLSVRN	90	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1476	A	AB	VIRGINIA HILLS	CR				THIRD PARTY	10	GOR		2	THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1477	A	AB	MEDICINE RIVER	FH	TWP 38-RGSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR			LESSOR	100 ALL Wl	100 18.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
DEDUCT: 40.0000%,
M1478	A	AB	MEDICINE RIVER	FH	TWP 38-RGSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR			LESSOR	100 ALL Wl	100 18.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
DEDUCT: 40.0000%,
M1479	A	AB	MEDICINE RIVER	FH	TWP 38-RGSE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR			LESSOR	100 ALL Wl	100 18.0000% GAS; ON 100.0000% PRODUCTION; NONCONV.
DEDUCT: 40.0000%,
M1480	A	AB	MEDICINE RIVER	FH	TWP 38-RG NW 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR		18	LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
DEDUCT: 40.0000%,
M1481	A	AB	MEDICINE RIVER	FH	TWP 38-RG NE 31	NG from TOP of SURFACE to BASE of BASEMENT	100/01-31-038-02-W5/00	INTLSVRN	100	LSR		20	THIRD PARTY	62.5 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
DEDUCT: 50.0000%,
M1482	A	AB	JOARCAM	CR	TWP 47-RG NE 26	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1482	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALLWI	100 ON 100.0000% PRODUCTION; NONCONV.
M1483	A	AB	JOARCAM	CR	TWP 46-RGSec. 14	PNG from TOP of SURFACE to BASE of JOLI FOU	02/13-14-046-20-W4/00	INTLSVRN	40	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty.
M1483	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		8	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1484	A	AB	JOARCAM	CR	TWP47-RGSec.10	PNG from TOP of SURFACE to BASE of BELLY RIVER		INTLSVRN	40	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty.
M1484	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		8	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1485	A	AB	JOARCAM	CR	TWP47-RGSec.10	PNG from BASE of BELLY RIVER to BASE of MANNVILLE	00/13-10-047-20-W4/00	INTLSVRN	40	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty.
M1485	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		8	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1486	A	AB	JOARCAM	CR	TWP 46-RGSec. 6	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1486	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1487	A	AB	JOARCAM	CR	TWP 46-RG NE 26	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1487	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1488	A	AB	JOARCAM	CR	TWP 47-RGSec. 6	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1488	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1489	A	AB	JOARCAM	CR	TWP 47-RG E 12	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1489	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1490	A	AB	JOARCAM	CR	TWP 47-RG NE 26	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1490	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1491	A	AB	GRIMSHAW	CR	TWP 84-RGS&NE17	PNG from TOP of SURFACE to BASE of BASEMENT	102/10-17-084-22-W5/00	INTLSVRN	100	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1492	A	AB	JOARCAM	CR	TWP46-RGSec.2	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1492	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1493	A	AB	JOARCAM	CR	TWP 46-RGSec. 11	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1493	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1494	A	AB	JOARCAM	CR	TWP 45-RGSec. 34	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1494	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1495	A	AB	JOARCAM	CR	TWP46-RGSec. 36	PNG from TOP of SURFACE to BASE of BASEMENT		INTLSVRN	40	LSR	S/S		THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV. Crown Sliding Scale Royalty
M1495	A	AB	JOARCAM	CR				THIRD PARTY	60	GOR		2.5	THIRD PARTY	25 ALL WI	100 ON 100.0000% PRODUCTION; NONCONV.
M1496	A	BC	ALCES	CR	TWP 83-RGSec. 22	PNG from TOP of SURFACE to BASE of CHARLIE LAKE	100/11-22-083-14-W6/00	INTLSVRN	80	LSR	S/S		LESSOR	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1496	A	BC	ALCES	CR				THIRD PARTY	10	GOR		2	THIRD PARTY	100 ALL Wl	100 ON 100.0000% PRODUCTION; NONCONV.
M1496	A	BC	ALCES	CR				THIRD PARTY	5
M1496	A	BC	ALCES	CR				THIRD PARTY	5

AREA	LTYPE	FHCR	INT_TYPE	OPERATOR	PROD	ROFR	EXPIRY (YYYYMMDD)	LOCATION	DESCRIPT	RIGHTS	WELL_NO PARTNER	WIPERCENT
VIKING-KINSELLA	PPL	FH	Wl	INTLSVRN	NP		20970903	TWP 46-RGE 12-W4M	NE 26	Pipeline tie in 6-36-46-12-W4M	INTLSVRN	100
VIKING-KINSELLA	PPL	FH	Wl	INTLSVRN	NP		20970903	TWP 46-RGE 12-W4M	SE 35
VIKING-KINSELLA	PPL	FH	Wl	INTLSVRN	NP		20970903	TWP 46-RGE 12-W4M	SW 36
VIKING-KINSELLA	PPL	FH	Wl	INTLSVRN	NP		20970831	TWP 46-RGE 12-W4M	NW 26	Pipeline tie in 6-36-46-12-W4M	INTLSVRN	100
VIKING-KINSELLA	PPL	FH	Wl	INTLSVRN	NP		20970831	TWP 46-RGE 12-W4M	NE 27	Pipeline tie in 6-36-46-12-W4M	INTLSVRN	100
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 63-RGE 10-W5M	N 34	Pipeline tie-in from 4-18-64-9-W5M to battery in 14-34-63-10-W5M	INTLSVRN	100
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 9-W5M	W 6
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 9-W5M	W 7
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 9-W5M	SW 18
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 10-W5M	S 1
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 10-W5M	S 2
SWAN HILLS	PPL	CR	Wl	INTLSVRN	NP		20831003	TWP 64-RGE 10-W5M	S 3
KILLAM	PPL	FH	Wl	INTLSVRN	NP		20970831	TWP 46-RGE 12-W4M	NW 27	Pipeline right-of way	INTLSVRN	100
INGA	PPL	FH	Wl	INTLSVRN	NP		20171014	TWP 85-RGE 23-W6M	E 30	Pipeline right of way 16-19 to 8-31-85-23-W6M	INTLSVRN	100
INGA	PPL	FH	Wl	INTLSVRN	NP		20171014	TWP 85-RGE 23-W6M	SE 31
MEDICINE RIVER	PPL	FH	Wl	INTLSVRN	NP		21010108	TWP 38-RGE 2-W5M	NW 29	Pipeline right of way	INTLSVRN	100
LITTLE BOW	PPL	FH	Wl	INTLSVRN	NP		21020323	TWP 14-RGE 20-W4M	SW 31	Pipeline tie-in 14-30-14-20-W4M	INTLSVRN	50
LITTLE BOW	PPL	CR	Wl	INTLSVRN	NP		21020521	TWP 14-RGE 20-W4M	SE 31, S 32	Pipeline tie in 7-36-14-21-W4M to 7-32-14-20-W4M	INTLSVRN	50
LITTLE BOW	PPL	CR	Wl	INTLSVRN	NP		21030705	TWP 14-RGE 21-W4M	NE 25	Pipeline tie-in 14-30-14-20-W4M to 15-25-14-21-W4M	INTLSVRN	66.667
LITTLE BOW	PPL	CR	Wl	INTLSVRN	NP		21030721	TWP 14-RGE 20-W4M	NE 30	Pipeline tie-in 14-30-14-20-W4M to 15-30-14-20-W4M	INTLSVRN	66.667
LITTLE BOW	PPL	FH	Wl	INTLSVRN	NP		21030624	TWP 14-RGE 20-W4M	NW 30	Pipeline tie-in 14-30-14-20-W4M to 15-30-14-20-W4M	INTLSVRN	66.667
MEDICINE RIVER	PPL	FH	Wl	INTLSVRN	NP		21030815	TWP 38-RGE 2-W5M	NE 30	Pipeline tie-in 1-31-38-2-W5M to 16-30-38-2-W5M	INTLSVRN	50.366
HAYS	PPL	FH	Wl	INTLSVRN	NP		21040405	TWP 14-RGE 16-W4M	SW 2	Pipeline tie in 6-35-14-16-W4M	INTLSVRN	80
HAYS	PPL	FH	Wl	INTLSVRN	NP		21040405	TWP 14-RGE 16-W4M	W & SE 2	Pipeline tie in 6-35-14-16-W4M	INTLSVRN	80
LACOMBE	PPL	FH	Wl	INTLSVRN	NP		21040328	TWP43-RGE25-W4M	SE 2	Pipeline tie-in 10-2-43-25-W4M	INTLSVRN	50
LACOMBE	PPL	FH	Wl	INTLSVRN	NP		21040328	TWP 43-RGE 25-W4M	NE 2	Pipeline tie-in 10-2-43-25-W4M	INTLSVRN	50
PREVO	PPL	FH	Wl	INTLSVRN	NP		21050705	TWP 39-RGE 1-W5M	SW 21	Pipeline tie-in for 102/06-21-039-01W5/00	INTLSVRN	75
BERWYN	PPL	FH	Wl	INTLSVRN	NP		21051004	TWP 82-RGE 24-W5M	W 2	Pipeline tie-in for Intl Sovn Berwyn 2-11-82-24-W5M	INTLSVRN	100
BERWYN	PPL	FH	Wl	INTLSVRN	NP		21051004	TWP 82-RGE 24-W5M	SE 11
BERWYN	PPL	FH	Wl	INTLSVRN	NP		21051009	TWP 82-RGE 24-W5M	SW 11	Pipeline tie-in for Intl Sovn Berwyn 2-11-82-24-W5M	INTLSVRN	100
MEDICINE RIVER	PPL	FH	Wl	INTLSVRN	NP		21051004	TWP 38-RGE 2-W5M	SW 29	Pipeline tie-in for 5-30-38-2-W5M	INTLSVRN	91
MEDICINE RIVER	PPL	FH	Wl	INTLSVRN	NP		21050920	TWP 38-RGE 2-W5M	SW 30	Pipeline tie-in for 5-30-38-2-W5M	INTLSVRN	91
MEDICINE RIVER	PPL	FH	Wl	INTLSVRN	NP		21051002	TWP 38-RGE 2-W5M	SE 30	Pipeline tie-in for 5-30-38-2-W5M	INTLSVRN	91
GRIMSHAW	PPL	CR	Wl	INTLSVRN	NP		21060207	TWP 84-RGE 22-W5M	NE 17	Pipeline right of way 1-20-84-22-W5M to 10-17-84-22-W5M	INTLSVRN	100
GRIMSHAW	PPL	CR	Wl	INTLSVRN	NP		21060207	TWP 84-RGE 22-W5M	SE 20
CRANBERRY	PPL	CR	Wl	INTLSVRN	NP		21081125	TWP 95-RGE 4-W6M	NW 1, NE 2	Pipeline tie in 12-1 to 10-2-95-4-W6M	INTLSVRN	100
LITTLE BOW	PPL	CR	Wl	INTLSVRN	NP	N	21020806	TWP 14-RGE 21-W4M	NE 25, SE 36	Pipeline tie-inl5-25 & 7-36-14-21-W4M	INTLSVRN	50
CRANBERRY	PPL	CR	Wl	INTLSVRN	NP		21081204	TWP 95-RGE 4-W6M	N 2, E 10, W 11	Pipeline tie-in for 100/10-02-095-04W6/00	INTLSVRN	100

AREA	LTYPE	FHCR	INT_TYPE	OPERATOR	EXPIRY(YYYYMMDD)	LOCATION	DESCRIPT		RIGHTS	WELL_NO	PARTNER	WIPERCENT
BELLSHILL LAKE	SL	FH	Wl	INTLSVRN	20140302	TWP 41-RGE 13- W4M	SE 11		Wellsite and access road to 2-11-41-13-W4M		INTLSVRN	6.25
HAYS	SL	FH	Wl	INTLSVRN	20281029	TWP 13-RGE 16- W4M	SW 35		Wellsite and access road to 6-35-13-16-W4M		INTLSVRN	80
ATLEE-BUFFALO	COO	FH	Wl	INTLSVRN	20150527	TWP 20-RGE 7-W4M	NW 21		Wellsite and Access Road to 12-21-20-7-W4M		INTLSVRN	100
ATLEE-BUFFALO	SL	FH	Wl	INTLSVRN	20150528	TWP 20-RGE 7-W4M	NW 21		Wellsite and Access Road to 12-21-20-7-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20211106	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 13-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20220408	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 12-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20170409	TWP 52-RGE 1-W4M	NW 28		Wellsite and Access Road to Constellation et al 14 C-28-52-1-W4M		INTLSVRN	100
DYBERG	SL	FH	Wl	INTLSVRN	20190426	TWP 41-RGE 23- W4M	NW 29		Wellsite and Access road fo 6-29-41-23-W4M directional drill from 11-29.		INTLSVRN	12.5
SWAN HILLS	SL	CR	Wl	INTLSVRN	20340911	TWP 64-RGE 10- W5M	NE 36		Wellsite and Access Road to 16-36-64-10-W5M		INTLSVRN	100
SWAN HILLS	SL	CR	Wl	INTLSVRN	20340911	TWP 64-RGE 10- W5M	NE 35		Access Road to 16-36-64-10-W5M		INTLSVRN	100
SWAN HILLS	SL	CR	Wl	INTLSVRN	20340911	TWP 64-RGE 10- W5M	N36
SWAN HILLS	SL	CR	Wl	INTLSVRN	19920907	TWP 63-RGE 10- W5M	NW 34		Tank Battery Site		INTLSVRN	100
VIKING-KINSELLA	SL	FH	Wl	INTLSVRN	20230415	TWP 46-RGE 12- W4M	SW 36		Wellsite and Access Road to 6-36-46-12-W4M		INTLSVRN	100
INGA	SL	FH	Wl	INTLSVRN	20040809	TWP 85-RGE 23- W6M	NE 19		Wellsite and access road to 16-19-85-23-W6M		INTLSVRN	90
MARWAYNE	SL	FH	Wl	INTLSVRN	20250620	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 11C-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20250620	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 13C-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20251107	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 12C-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20251107	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 12D-28-52-1-W4M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20251107	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 13B-28-52-1-W4M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20151205	TWP 38-RGE 2-W5M	NE 30		Wellsite and access road to 16-30-38-2-W5M		INTLSVRN	63.3268
MARWAYNE	SL	FH	Wl	INTLSVRN	20260909	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 12B-28-52-1-W4M		INTLSVRN	100
GREENCOURT	SL	FH	Wl	INTLSVRN	20270114	TWP 59-RGE 10- W5M	SW 27		Wellsite and access road to 3-27-59-10-W5M		INTLSVRN	100
LITTLE BOW	SL	CR	Wl	INTLSVRN	20280121	TWP 14-RGE 21- W4M	SE 36		Wellsite for 7-36-14-21-W4M		INTLSVRN	50
LITTLE BOW	COO	FH	Wl	INTLSVRN	20280120	TWP 14-RGE 21- W4M	SE 36		Wellsite and Access Road to 7-36-14-21-W4M		INTLSVRN	50
LITTLE BOW	SL	CR	Wl	INTLSVRN	20280425	TWP 14-RGE 21- W4M	NE 25		Wellsite and Access Road to 15-25-14-21-W4M		INTLSVRN	50
LITTLE BOW	COO	CR	Wl	INTLSVRN	20280415	TWP 14-RGE 21- W4M	NE 25		Wellsite and Access Road to 15-25-14-21-W4M		INTLSVRN	50
MARWAYNE	SL	FH	Wl	INTLSVRN	20280425	TWP 52-RGE 1-W4M	SW 28		Wellsite and Access Road to 5B-28-52-1-W5M		INTLSVRN	100
MARWAYNE	SL	FH	Wl	INTLSVRN	20280527	TWP 52-RGE 1-W4M	NW 28		Wellsite and access road to 13-28-52-1-W4M		INTLSVRN	100
LITTLE BOW	SL	FH	Wl	INTLSVRN	20280529	TWP 14-RGE 20- W4M	SW 31		Roadway and Riser Site, pipeline tie-in for 15-25 and 7-36-15-21-W4M		INTLSVRN	50
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20280716	TWP 38-RGE 2-W5M	SE 31		Wellsite and access road to 1-31-38-2-W5M		INTLSVRN	50.366
TWO CREEKS	SL	CR	Wl	INTLSVRN	20280723	TWP 63-RGE 16- W5M	NW 18		Wellsite and access road to 11-19-63-16-W4M (Drilled directionally from 6-19-63-16-W5M;		INTLSVRN	65

LACOMBE	SL	FH	Wl	INTLSVRN	20290621	TWP 43-RGE 25- W4M	N E2		Wellsite and access road to 10-2-43-25-W4M		INTLSVRN	50
LITTLE BOW	SL	FH	Wl	INTLSVRN	20290610	TWP 14-RGE 20- W4M	NW 30		Wellsite for 14-30-14-20-W4M		INTLSVRN	66.667
MAPLE	SL	FH	Wl	INTLSVRN	20440316	NTS 94-A-15 BLK E		18	Wellsite and Access Road to c-18-E/94-A-15			50
LEDUC	SL	FH	Wl	INTLSVRN	20300727	TWP49-RGE25-W4M	NW 13		Wellsite and access road to Intl Sovn Leduc 12-13-49-25-W4M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20340702	TWP 38-RGE 3-W5M	NW 32		Wellsite and access road to 14-32-38-3-W5M		INTLSVRN	100
BERWYN	SL	FH	Wl	INTLSVRN	20310209	TWP 82-RGE 24- W5M	SE 11		Wellsite and Access Road to Intl Sovn Berwyn 2-11-82-24-W5M		INTLSVRN	100
BERWYN	SL	FH	Wl	INTLSVRN	20310209	TWP 82-RGE 24- W5M	SW 11		Access Road to Intl Sovn Berwyn 2-11-82-24-W5M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20310209	TWP 38-RGE 2-W5M	SW 30		Wellsite and access road to 5-30-38-2-W5M		INTLSVRN	91
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20310209	TWP 38-RGE 2-W5M	SW 30		Wellsite addition for 102/05-30-038-02-W5M		INTLSVRN	91
GRIMSHAW	COO	FH	Wl	INTLSVRN	20310201	TWP 84-RGE 22- W5M	NE 17		Wellsite and Access Road to Intl Sovn 10-17-84-22-W5M		INTLSVRN	100
GRIMSHAW	SL	CR	Wl	INTLSVRN	20310215	TWP 84-RGE 22- W5M	NE 17		Wellsite and Access Road to Intl Sovn Grimshaw 10-17-84-22-W5M	102/10-17	INTLSVRN	75
PREVO	SL	CR	Wl	INTLSVRN	20310214	TWP 39-RGE 1-W5M	SW 21		Wellsite and Access Road to Intl Sovn Prevo 6-21-39-1-W5M		INTLSVRN	75
PREVO	SL	FH	Wl	INTLSVRN	20310310	TWP 39-RGE 1-W5M	SW 21		Access Road to Intl Sovn Prevo 6-21-39-1-W5M		INTLSVRN	75
FORESTBURG	SL	FH	Wl	INTLSVRN	20310308	TWP 42-RGE 16- W4M	SE 11		Wellsite and Access Road to Intl Sovn Forest 1-11-42-16-W4M		INTLSVRN	100
FORESTBURG	SL	FH	Wl	INTLSVRN	20310316	TWP 42-RGE 16- W4M	NW 10		Wellsite and access road to Intl Sovn Forest 12-10-42-16-W4M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20071108	TWP 38-RGE 3-W5M	SE 25		Wellsite addition for 2-25-38-3-W5M		INTLSVRN	100
MANNVILLE	SL	FH	Wl	INTLSVRN	20310614	TWP 52-RGE 8-W4M	NE 28		Wellsite and access road to Intlsovn et al 102 Mnnville 10-28-52-8-W4M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20310703	TWP 38-RGE 2-W5M	SE 31		Wellsite for Intl Sovn et al 103 MedR 6-31-38-2-W5M (Surface location in Lsd 8-31		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20311004	TWP 38-RGE 2-W5M	SW 29 (RISER SITE 5 •30- 38-2- W5M P/L]		Riser siite for pipeline tie-in 5-30-38-2-W5M		INTLSVRN	91
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20200703	TWP 38-RGE 2-W5M	SE 31		Wellsite and access road to Encal PCP HZ MEDR 11-31-38-2-W5M (Surface location in 1-31		INTLSVRN	100
BERWYN	SL	FH	Wl	INTLSVRN	20320116	TWP 82-RGE 24- W5M	SE 13		Wellsite and access road to Intl Sovn Berwyn 8-13-82-24-W5M		INTLSVRN	100
MEDICINE RIVER	SL	FH	Wl	INTLSVRN	20211121	TWP 38-RGE 3-W5M	NW 27		Wellsite and access road to 11-27-38-3-W5M		INTLSVRN	100
GRIMSHAW	SL	CR	Wl	INTLSVRN	20320126	TWP 84-RGE 22- W5M	SE20		Wellsite and access road to 1-20-84-22-W5M		INTLSVRN	100
OSBORN	SL	CR	Wl	INTLSVRN	20320205	TWP 89-RGE 6-W6M	NW 13		Wellsite and access road to Intl Sovl Charlie 12-13-89-6-W6M		INTLSVRN	100
OSBORN	SL	CR	Wl	INTLSVRN	20320205	TWP 89-RGE 6-W6M	NW 13		Access road to Intl Sovl Charlie 12-13-89-6-W6M		INTLSVRN	100
OSBORN	SL	CR	Wl	INTLSVRN	20320205	TWP 89-RGE 6-W6M	N14
ALCES	SL	FH	Wl	INTLSVRN	20281121	TWP 83-RGE 14- W6M	N22		Wellsite and access road to 11-22-83-14-W6M		INTLSVRN	80
HOTCHKISS	SL	CR	Wl	INTLSVRN	20340202	TWP 94-RGE25- W5M	S & NE 14		Access road to 9-14-94-25-W5M		INTLSVRN	100
HOTCHKISS	SL	CR	Wl	INTLSVRN	20340202	TWP 94-RGE 25- W5M	NE 14		Wellsite for 9-14-94-25-W5M		INTLSVRN	100
BERWYN	SL	FH	Wl	INTLSVRN	20290622	TWP 82-RGE 23- W5M	SE 19		Wellsite and access road to Intl Sovn Berwyn 7-19-82-23-W5M		INTLSVRN	100
BERWYN	SL	FH	Wl	INTLSVRN	20290621	TWP 82-RGE 23- W5M	NW 18		Wellsite and access road to Intl Sovn Berwyn 13-18-82-23-W5M		INTLSVRN	100
SAKWATAMAU	SL	CR	Wl	INTLSVRN	20220117	TWP 63-RGE 14- W5M	SE 1		Wellsite for 1-1-63-14-W5M (Surface location in 2-1]		INTLSVRN	96
SAKWATAMAU	SL	CR	Wl	INTLSVRN	20220117	TWP 63-RGE 14- W5M		1	Access road for 1-1-63-14-W5M (Surface location in 2-i;		INTLSVRN	96
CRANBERRY	SL	CR	Wl	INTLSVRN	20341110	TWP 95-RGE 4-W6M	NE 2		Wellsite for 10-2-95-4-W6M		INTLSVRN	100
CRANBERRY	SL	CR	Wl	INTLSVRN	20341110	TWP 95-RGE 4-W6M	NW 1		Wellsite for 12-1-95-4-W6M		INTLSVRN	100
CRANBERRY	SL	CR	Wl	INTLSVRN	20341110	TWP 95-RGE 4-W6M	NW 1, NE 2		Access road to 12-1 and 10-2-95-4-W6M		INTLSVRN	100
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 3-W6M	SW31		Access road to 10-2-9M-W6M		INTLSVRN	100
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 4-W6M	N & SW 25
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 4-W6M	S26
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 4-W6M	E27
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 4-W6M	E34
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 94-RGE 4-W6M	SE 36
CRANBERRY	SL	CR	Wl	INTLSVRN	20200131	TWP 95-RGE 4-W6M	E & SW 2
CRANBERRY	SL	CR	Wl	INTLSVRN	20201012	TWP 94-RGE 4-W6M	S27		Access road to 10-2-95-4-W6M		INTLSVRN	100
CRANBERRY	SL	CR	Wl	INTLSVRN	20201012	TWP 94-RGE 4-W6M	S28
CRANBERRY	SL	CR	Wl	INTLSVRN	20201012	TWP 94-RGE 4-W6M	S29
CRANBERRY	SL	CR	Wl	INTLSVRN	20201012	TWP 94-RGE 4-W6M	S30
HOTCHKISS	SL	CR	Wl	INTLSVRN	20340325	TWP 94-RGE 25- W5M	N W1		Wellsite for 100/12-01-094-25W5/00		INTLSVRN	100
HOTCHKISS	SL	CR	Wl	INTLSVRN	20340325	TWP 94-RGE 25- W5M	W1		Access Road for 100/12-01-094-25W5/00		INTLSVRN	100

SCHEDULE 2

TANGIBLES

WELLS

[NTD: Insert well ID]

ABANDONED WELLS

[NTD: Insert well ID]

OTHER TANGIBLES

[NTD: Insert description with land descriptor]

UWI	WI %	Field Name	Tangible Property
100/06-35-013-16W4/2	80.00%	ENCHANT	Wellhead; 2 phase vertical seperator; Dry gas meter run; 100 bbl DW tank
102/14-30-014-20W4/0	44.45%	LITTLE BOW	Wellhead; 2 phase vertical seperator; Dry gas meter run;
100/15-25-014-21W4/0	50.00%	LITTLE BOW	Wellhead; 2 phase vertical seperator; Dry gas meter run; Plungerlift controller; 100 bbl DW tank
100/07-36-014-21W4/2	50.00%	LITTLE BOW	Wellhead; 2 phase vertical seperator; Dry gas meter run; 100 bbl DW tank; 200 hp compressor
100/16-35-036-14W4/0	4.17%	PROVOST	Wellhead
100/10-02-043-25W4/0	50.00%	PONOKA	Wellhead
102/13-14-046-20W4/0	40.00%	JOARCAM	Wellhead; Hydraulic pumpjack; 400 bbl SW tank
100/13-10-047-20W4/0	40.00%	JOARCAM	Wellhead; Hydraulic pumpjack; 400 bbl SW tank
47-4W4 Unit	2.79%	WILDMERE	Multiple wellheads, seperators, injectors, storage, metering, & treating facilities
100/12-13-049-25W4/3	100.00%	LEDUC-WOODBEND	Wellhead
100/05-17-089-21W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/11-18-089-21W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/10-11-089-22W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/06-13-089-22W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/07-14-089-22W4/0	10.00%	LIEGE	Wellhead; Injection Pump, Seperator, & Storage Tank
100/16-22-089-22W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
102/10-23-089-22W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/03-24-089-22W4/0	10.00%	LIEGE	Wellhead; Wet Gas Metering Unit
100/05-30-038-02W5/0	91.50%	MEDICINE RIVER	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; Plungerlift controller; 400 bbl DW tank
102/05-30-038-02W5/0	91.50%	MEDICINE RIVER	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 400 bbl DW tank
100/16-30-038-02W5/0	63.27%	MEDICINE RIVER	Wellhead; 3 phase vertical seperator; Dry gas meter run; Plungerlift controller; 210 bbl SW tank
100/01-31-038-02W5/0	50.37%	MEDICINE RIVER	Wellhead; 2 phase vertical seperator; Dry gas meter run; 100 bbl DW tank; 85 hp compressor
102/06-31-038-02W5/0	100.00%	MEDICINE RIVER	Wellhead
100/02-25-038-03W5/2	46.50%	MEDICINE RIVER	Wellhead; 2 phase vertical seperator; Dry gas meter run; 400 bbl DW tank
102/02-25-038-03W5/2	72.83%	MEDICINE RIVER	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 400 bbl DW tank
100/11-27-038-03W5/0	100.00%	MEDICINE RIVER	Wellhead
102/06-21-039-01W5/2	75.00%	PREVO	Wellhead; 3 phase vertical seperator; Dry gas meter run; Plungerlift controller; 100 bbl DW tank
100/03-27-059-10W5/0	100.00%	BLUERIDGE	Wellhead
100/01-01-063-14W5/2	96.00%	SAKWATAMAU	Wellhead
100/16-36-064-10W5/2	100.00%	SWAN HILLS	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl DW tank
100/10-27-066-15W5/2	25.00%	MEEKWAP	Wellhead
104/10-36-067-24W5/2	25.00%	ANTE CREEK N	Wellhead
100/02-11-082-24W5/2	100.00%	BERWYN	Wellhead; 3 phase vertical seperator; Dry gas zedi metering unit; 400 bbl DW tank
100/07-11-082-24W5/0	100.00%	BERWYN	Wellhead; 3 phase vertical seperator; Dry gas zedi metering unit; 400 bbl DW tank
102/10-17-084-22W5/0	75.00%	GRIMSHAW	Wellhead
100/09-14-094-25W5/0	100.00%	HOTCHKISS	Wellhead
100/12-16-083-12W6/0	31.60%	BOUNDARY LAKE S	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 100 bbl DW tank
100/07-17-083-12W6/4	40.00%	BOUNDARY LAKE S	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 100 bbl DW tank
100/02-14-083-13W6/0	40.00%	BOUNDARY LAKE S	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 100 bbl DW tank
100/11-15-083-13W6/0	26.67%	BOUNDARY LAKE S	Wellhead; 2 phase vertical seperator; Dry gas zedi metering unit; 100 bbl DW tank
100/14-05-083-18W6/0	7.50%	FT ST JOHN	Wellhead; 2 phase vertical seperator; Dry gas meter run; 100 bbl DW tank
100/14-07-084-13W6/0	1.22%	BOUNDARY LK	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl SW tank
100/16-05-084-14W6/0	10.87%	BOUNDARY LK	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl SW tank

100/06-07-084-14W6/0	13.29%	BOUNDARY LK	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl SW tank
100/08-08-084-14W6/0	6.64%	BOUNDARY LK	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl SW tank
100/06-09-084-14W6/0	8.01%	BOUNDARY LK	Wellhead; 2 phase vertical seperator; Conventional Pumpjack; 400 bbl SW tank
100/16-19-085-23W6/0	90.00%	INGA	Wellhead; Conventional Pumpjack
100/01-30-110-07W6/0	50.00%	RAINBOW	Wellhead
200/C-018-E/094-A-15/0	50.00%	MAPLE	Wellhead
200/D-079-F/094-H-03/0	1.75%	UMBACH	Wellhead; 2 phase vertical seperator; Dry gas meter run; 100 bbl DW tank
200/C-052-F/094-J-10/0	25.00%	CLARKE LAKE	Wellhead; Wet Gas SCADA metering unit
200/C-054-F/094-J-10/0	18.75%	CLARKE LAKE	Wellhead; Wet Gas SCADA metering unit
200/D-054-G/094-J-10/2	16.66%	CLARKE LAKE	Wellhead; Wet Gas SCADA metering unit
200/A-065-G/094-J-10/0	16.66%	CLARKE LAKE	Wellhead; Injection pump
200/D-066-G/094-J-10/0	9.38%	CLARKE LAKE	Wellhead; Wet Gas SCADA metering unit
200/B-074-G/094-J-10/2	16.66%	CLARKE LAKE	Wellhead; Injection pump

ACCT ID	Vessel A #	CRN	Serial No	Location	Company Code	Company Area	Description	Volume	Heat Surface	Surface Area	Manufacturer	Year Built	Insp Intrvl	Next Insp	In Service	Subject To Fees	Subject To Act	Fee	Track #	Owner
10213		R0434.2	03081-2	LSD 7-36-14-21 W4M							AIR COOLED EXCHANGERS, INC	2003			Y	N	N	0	87103	INTERNATIONAL SOVEREIGN ENERGY CORP.
10213		L9315.52	270237.14	LSD 7-36-14-21 W4M			VERTICAL PLATE & FRAME HEAT EXCHANGER				VIEX INC	2003			Y	N	N	0	87104	INTERNATIONAL SOVEREIGN ENERGY CORP.
10213		L1488.2	80155401D	LSD 7-36-14-21 W4M							TOROMONT PROCESS SYSTEMS DIV TOROMONT INDUSTRIES	2003			N	N	N	0	87105	INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0081738	C2310.2	QWL-539-70	LSD 4-18-64-9 W5M			PROCESS VESSEL	0.07			QUALITY WELDING LTD	1974			Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0093802	C5727.2	76C-747-A	02-11-082-24 W5M			THREE PHASE SEPARATOR	1.47	0	0	ALCO MACHINE WORKS INC	1976	1	2010-Aug-17	N	Y	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0227889	H0611.2	LS-3727	14-31-014-21 W4M			DEHYDRATOR TOWER	0.31			NATCO CANADA LTD	1987	0		Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0406975	P0486.2	2019	LSD 16-30-38-2 W5M			16 INCH 3 PHASE SEPARATOR	0.31			PANAX OIL & GAS INC	2000			Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0476827	P0486.2	21086	LSD 15-25-14-21 W4M			16 INCH 1440 THREE PHASE SEPARATOR	0.31			PANAX OIL & GAS INC	2001			Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0491935	P0029.2	11157402	LSD 7-36-14-21 W4M	UNIT 11157-INT’L SOVEREIGN		OIL SEPARATOR	0.43			TOROMONT PROCESS SYSTEMS DIV TOROMONT INDUSTRIES	2003			Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0491968	L9030.2	11157401	LSD 7-36-14-21 W4M	UNIT 11157-INT’L SOVEREIGN		INLET SEPARATOR	1.27			TOROMONT PROCESS SYSTEMS DIV TOROMONT INDUSTRIES	2003	1	2010-Jun-10	Y	Y	Y	48		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0518402	P3521.2	24167	01-31-038-02 W5M			2 PHASE SEPARATOR	0.18			PANAX OIL & GAS INC	2004	0	2010-Jun-09	Y	Y	Y	48		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0526357	P3799.2	25056	LSD 6-35-13-16 W4M			2 PHASE SEPARATOR	0.02			PANAX OIL & GAS INC	2005	0	2010-Jun-10	Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0527894	R3992.2	V-2933-001D	102/02-25-038-02W5M			2 PHASE SEPARATOR	0.26			IPS MANUFACTURING LIMITED	2005	0	2010-Jun-10	Y	N	Y	0		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0549126	P7298.2	25886	06-21-039-01W5M			3 PHASE SEPARATOR	0.25			PANAX OIL & GAS INC	2006	0	2010-Jun-09	Y	Y	Y	48		INTERNATIONAL SOVEREIGN ENERGY CORP.
10213	0579629	R5278.2	17364-01	LSD 7-11-82-24 W5M			3 PHASE SEPARATOR	0.26			PLATINUM ENERGY SERVICES CORP	2007	0	2010-Jun-09	Y	Y	Y	48		INTERNATIONAL SOVEREIGN ENERGY CORP.

SCHEDULE 3

GENERAL CONVEYANCE

SCHEDULE 3

GENERAL CONVEYANCE

THIS GENERAL CONVEYANCE made effective as of the      of             , 2011.

BETWEEN:

INTERNATIONAL SOVEREIGN ENERGY CORP., a corporation incorporated under the laws of Alberta (herein referred to as “ISR”)

– and –

LEGEND ENERGY CANADA LTD., a corporation existing under the laws of Alberta (herein referred to as “Legend Canada”)

– and –

LEGEND OIL AND GAS LTD., a corporation existing under the laws of Colorado, (herein referred to as “Legend O&G”)

OF THE FIRST PART

WHEREAS ISR, Legend Canada and Legend O&G are parties to the Purchase and Sale Agreement made as of August     , 2011 (the “Purchase Agreement”) and pursuant to the Purchase Agreement ISR has agreed to transfer and convey to Legend Canada all of ISR’s right, title, interest and estate in and to the Purchased Assets;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and the respective covenants and agreements contained in the Purchase Agreement and as are hereinafter set forth in this General Conveyance and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties do covenant and agree with one another as follows:

1.	Definitions

Unless otherwise indicated, capitalized terms used in this General Conveyance have the meanings attributed to them in the Purchase Agreement.

2.	Conveyance

ISR, pursuant to and for the consideration provided for in the Purchase Agreement, the receipt and sufficiency of which is acknowledged by ISR, hereby assigns, transfers, and conveys all of their present or future rights, titles, interests, estates and claims of any kind in and to the Purchased Assets (other than the Excluded Assets) to Legend Canada, TO HAVE AND TO HOLD the same absolutely.

3.	Non-Merger

The execution and delivery of this General Conveyance shall not operate as a merger of the obligations, representations and warranties of Legend O&G and Legend Canada contained in the Purchase Agreement, all of which shall survive the Closing.

4.	Enurement

This General Conveyance enures to the benefit of and is binding upon the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

5.	Governing Law

This General Conveyance shall be governed by and construed in accordance with the laws of the Province of Alberta, and each of the parties submits to the jurisdiction of the courts of the Province of Alberta for the interpretation and enforcement thereof.

6.	Further Assurances

Each of the parties shall from time to time and at all times on and after the date hereof, without further consideration, do and perform all such further acts and things, and execute and deliver all further agreements, assurances, deeds, assignments, conveyances, notices, releases and other documents and instruments as may reasonably be required to more fully assure the carrying out of the intent and purpose of this General Conveyance.

7.	Counterpart Execution:

This General Conveyance may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. A counterpart execution page delivered via facsimile or similar electronic means shall be as binding as an original executed copy.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

INTERNATIONAL SOVEREIGN ENERGY CORP.:

Per:

Per:

LEGEND ENERGY CANADA LTD.

Per:

Per:

LEGEND OIL AND GAS LTD.

Per:

Per:

SCHEDULE 4

MARWAYNE ASSETS

AREA	LTYPE	FHCR	INT_TYPE	OPERATOR	EXPIRY(YYYYMMDD)	LOCATION		DESCRIPT	RIGHTS	WELL_NO PARTNER	WIPERCENT
MARWAYNE	SL	FH	WI	INTLSVRN	20220408	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 12-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20170409	TWP 52-RGE	1-W4M	NW 28	Wellsite and Access Road to Constellation et al 14 C-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20250620	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 11C-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20250620	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 13C-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20251107	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 12C-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20251107	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 12D-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20251107	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 13B-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20260909	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 12B-28-52-1-W4M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20280425	TWP 52-RGE	1-W4M	SW 28	Wellsite and Access Road to 5B-28-52-1-W5M	INTLSVRN	100
MARWAYNE	SL	FH	WI	INTLSVRN	20280527	TWP 52-RGE	1-W4M	NW 28	Wellsite and access road to 13-28-52-1-W4M	INTLSVRN	100

SCHEDULE 5

LOCK-UP AGREEMENT

Draft 8/22/11

August     , 2011

LEGEND OIL & GAS LTD.

Common Stock

($0.001 Par Value)

International Sovereign Energy Corp.

1750, 801 – 6th Avenue SW

Calgary, AB T2P 3W2

CANADA

Ladies and Gentlemen:

This letter is being delivered to you in connection with the Asset Purchase Agreement, dated             , 2011, among International Sovereign Energy Corp., an Alberta, Canada corporation, Legend Oil & Gas Ltd., a Colorado corporation (“Legend”), and Legend Energy Canada Ltd., an [Alberta, Canada] corporation (the “Agreement”). Capitalized terms used but not defined herein shall have the same meaning ascribed to such terms in the Agreement.

In order to induce you to complete the transactions contemplated by the Agreement, the undersigned agrees that during the period beginning on the Closing Date and ending on the earlier of (i) the date that Legend Shares are listed for trading or otherwise quoted on the NYSE Amex, NASDAQ, or any other market more senior than the OTCBB and (ii) March 31, 2011 (in either case, such period being referred to as the “Lock-Up Period”), the undersigned agrees that it will not, without the prior written consent of Legend, (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, or establish or increase a put-equivalent position or liquidate or decrease a call-equivalent position (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder) with respect to any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any such transaction specified in clause (i) or (ii).

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Common Shares (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned, (iii) to any stockholder of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer.

Draft 8/22/11

Yours very truly,